February 11, 1999

LETTER FROM THE PRESIDENT

1998 -- STAYING THE COURSE
Perhaps no year in recent memory better defined the value of taking a long-term view on investing than 1998. Investors who stayed the course throughout the markets' mid-year declines and subsequent fourth quarter rallies, in large part, were rewarded for the patience and discipline.

A Quick Review
Enclosed in this year's annual report are comments from the firms and individuals who manage the portfolios in which you have the opportunity to participate. I encourage you to read these comments carefully. I think you will recognize, as I have, that the portfolio managers, analysts and economists who manage these portfolios share your long-term view on investing. Many market analysts were convinced that the historic performance of the previous three years would not continue in 1998. During the first and second quarters, however, the Dow Jones Industrial Average (DJIA) and Standard & Poor's 500 Index both achieved record performance milestones in their respective histories. During the third quarter, we were introduced to some new terminology in the investment community. Phrases such as "Asian Flu" influenced performance in the markets in more than just the technology sector. By late August, most of the years' gains had been erased due to global economic uncertainty. The market experienced what is known as a "correction." Generally, the term correction is reserved for a market decline of nearly 20% from its previous high. Investors flight to quality was a reaction to the slumping stock market as investors moved to Treasury securities, pushing the benchmark bond's yield index to a 30-year low. However, investors with a steady hand on the wheel began to experience one of the most rapid market rebounds in history. With the Federal Reserve cutting major short-term interest rates three times within a seven-week period and a small group of blue-chip and tech-stocks propelling the market forward, the S&P 500 posted a fourth straight year of double-digit gains and finished the year with a 28.58% return. By design, your variable annuity with Cova is a long-term investment vehicle built to weather the short-term fluctuations in domestic and international equity and fixed income markets. Again, I submit that no year could better illustrate this fact than last year. Most importantly, however, your variable annuity offers you the potential for long-term rewards. The wide array of investment choices, encompassing domestic and international equity markets (managed with different objectives and styles) and domestic and global bond markets, offers you the potential to capitalize on the investment expertise of some of the most well-respected money management firms in the world. And, of course, the fact that your assets are in a variable annuity means that your investment has a chance to grow without currently being taxed.

Our Commitment Runs Deep
While it is easy to strictly focus on the financial results of one investment or another, especially in a year like 1998, we at Cova have always taken to heart the ultimate reasons why thousands of individuals take the time to sit down with their financial advisors to chart a course for their future...freedom, control and security. In addition, as a part of a sound financial plan, your investment with us can help you reach your ultimate personal goals. As always, we consider it a privilege that you have entrusted Cova to play an important role in your future.

Sincerely,
/s/ L.J. Stensrud
L.J. Stensrud
President & CEO

P.S. Enclosed with your annual report is a supplement to your prospectus that introduces the new portfolios available to you from AIM Advisors and Franklin Templeton.

Small Cap Stock Portfolio                           For the year ended 12/31/98
Managed by J.P. Morgan Investment Management
Letter to Policyholders

The Small Cap Stock Portfolio returned -5.40%(1) for the year ended December 31, 1998. The Russell 2000 Index(2) returned -2.57% during this time period.

After sinking to a 27-month low on October 8, the Russell 2000 Index staged one of its strongest rallies in recent history. Since reaching its low, the Russell 2000 Index surged more than 35%, finishing the quarter up 16.3%. In fact, the fourth quarter was the strongest period for the Russell 2000 Index since the first quarter of 1991. The rally was widespread and stimulated by four events:
(1) the Federal Reserve's interest rate cuts, (2) perceived cheap valuations,
(3) decent earnings prospects for small cap companies, and (4) seasonal investor buying patterns.

Overall this year, the small cap market experienced a considerable amount of volatility. The stellar returns of this past quarter alone were not sufficient to reverse the weak results of the second and third quarters. Recapping the year, the Russell 2000 Index returned +10% in the first quarter, - 5% in the second quarter, -20% in the third quarter, +16% in the fourth quarter. Well-established trends persisted as growth stocks (+1.2%) edged out value stocks (-6.5%).

Stock selection in the technology and basic industry sectors proved favorable for the Portfolio in 1998. A significant contributor within the technology sector was SDL Inc, up 217% in the fourth quarter, which rallied on the announcement of an upside earnings surprise, a stock buy-back program, new management appointments, and the company's increased focus on the telecommunications markets. Similarly, performance during the first three quarters was boosted by holdings in seed manufacturer Dekalb Genetics, as the stock rose following the announcement that the company would be acquired by Monsanto Corporation.

For 1999, we expect moderation with respect to earnings, economic growth, and share price appreciation. Positive seasonal trends and monetary conditions should support the market as we enter the new year. However, any one of a plethora of macro-economic or political uncertainties has the potential to deflect stocks from extending their recent gains. The small cap market has lagged the S&P 500 Index(3) by 30% for the year, marking the fifth consecutive year of underperformance. However, our internal valuations as well as current price-to-earnings ratios are both at historical extremes in favor of small caps. Given both the prolonged underperformance of the small cap market and relative valuation, we continue to believe small cap stocks are undervalued relative to large cap stocks.

James B. Otness
Portfolio Manager
J.P. Morgan Investment Management Inc.

(1) Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

(2) The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

(3) The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/98

                                  % of portfolio
-------------------------------------------------------
Renaissance RE Holdings Ltd.      1.7%
-------------------------------------------------------
DR Horton Inc.                    1.5
-------------------------------------------------------
Mueller Industries Inc.           1.4
-------------------------------------------------------
Concentric Network Corp.          1.4
-------------------------------------------------------
Caraustar Industries Inc.         1.4
-------------------------------------------------------
BankUTD Corp.                     1.3
-------------------------------------------------------
Capital Re Corp.                  1.3
-------------------------------------------------------
Alternative Living Services Inc.  1.2
-------------------------------------------------------
Commercial Metals Co.             1.2
-------------------------------------------------------
Human Genome Sciences Inc.        1.2
-------------------------------------------------------

                                   [PIE CHART]
Sector Allocation (% of portfolio market value)
As of 12/31/98

Software   Technology  Banks  REITs  Consumer   Communications  Basic     Utilities  Drugs  Insurance  Other
           Hardware                  Services                   Industry
-------------------------------------------------------------------------------------------------------------
10.83      9.81        7.4    6.91   5.84       5.63            5.56      5.34       5.30   4.16       33.22
-------------------------------------------------------------------------------------------------------------

                      Small Cap Stock Portfolio, managed by
            J.P. Morgan Investment Management vs. Russell 2000 Index
                           Growth Based on $10,000(+)
                                  [LINE CHART]
JPM small cap vs Russell 2000 plot points
              JPM Small Cap      Russell 2000

              10000              10000
Jun-96        9955               9967
              10091              10001
Dec-96        10825              10521
              10089              9977
Jun-97        11630              11595
              13371              13320
Dec-97        13135              12874
              14739              14169
Jun-98        13753              13508
              10797              10787
Dec-98        12426              12546

----------------------------------------------------------------------------
                                   Average Annual Return(1)
----------------------------------------------------------------------------
                                   1 Year             Since inception(+)
----------------------------------------------------------------------------
Small Cap Stock Portfolio,
managed by JPMIM                   -5.40%             8.47%
----------------------------------------------------------------------------
Russell 2000                       -2.57%             8.87%
----------------------------------------------------------------------------

(+)Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

QUALITY BOND PORTFOLIO  For the year ended 12/31/98
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders

The Quality Bond Portfolio provided a total return of 8.37%(1) for the year ended December 31, 1998. The Salomon Brothers Broad Investment-Grade Bond Index(2) returned 8.72% for the same time period.

Throughout 1998, the U.S. economy continued its strong growth. The ongoing Asian contagion brought liquidity concerns causing investors to seek the relative safety of U.S. Treasuries, which outperformed almost everything else except money market securities in the third quarter. The Federal Reserve cut interest rates three times in the space of 6 weeks in September, October and November. Such action eased liquidity constraints and helped to restore investor confidence.

The Portfolio's performance benefited from adding to corporate and mortgage-backed securities during the year. In addition, our decision to maintain the Portfolio's long duration position also contributed positively to performance. The Portfolio's allocation to U.S. Treasuries in the third quarter enhanced returns as investors 'fled to quality' from the continued Asian contagion. As corporate and mortgage-backed securities performed particularly well toward the end of the year, we modestly reduced the Portfolio's exposure to these sectors. We actively traded residential mortgages as they offered tactical opportunities at the year end.

In the global economy in 1999 we continue to look for sluggish overall growth in global GDP and no growth in manufacturing. In the U.S., while we are impressed with the persistent strength we are seeing currently, we continue to believe that the ongoing slowdown in manufacturing will lead to more modest growth in the coming year, with U.S. GDP growth for the year targeted at 1.5%. Though the risk of an abrupt slowdown is present, prompted by either a stock market correction or a current account induced currency crisis, the more likely outcome is an undramatic slowing of activity.

We expect the Fed to be responsive to the slowing economy by continuing to ease monetary policy through the year, causing the yield curve to steepen and overall interest rate levels to decline. By year end 1999 our most likely scenario is for Fed funds to be in the area of 4.00% and 30-year U.S. Treasury yields to be slightly below 5.00%.

HARRIET T. HUBER
Portfolio Manager
J.P. Morgan Investment Management Inc.

(1) Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

(2) The Salomon Brothers Broad Investment-Grade Bond Index (BIG) is a market-capitalized weighted index which includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The index does not reflect any expenses.

                                   [PIE CHART]
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/98

Treasury     Agency     AAA        AA        A          BBB          BB
--------------------------------------------------------------------------------
28.6         33.8       12.9       2.1       12.5       9.2          0.9
--------------------------------------------------------------------------------

      QUALITY BOND PORTFOLIO, MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
             VS. SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND INDEX
                           Growth Based on $10,000(+)

                                  [LINE CHART]

JPM qual bond vs Salomon plot points
              JPM Quality Bond     Salomon
              10000                10000
Jun-96        10095                10129
              10140                10318
Dec-96        10577                10629
              10488                10574
Jun-97        10845                10955
              11190                11319
Dec-97        11495                11652
              11706                11840
Jun-98        11983                12114
              12481                12617
Dec-98        12469                12668

----------------------------------------------------------------------------
                                   Average Annual Return(1)
----------------------------------------------------------------------------
                                   1 Year             Since inception(+)
----------------------------------------------------------------------------
Quality Bond Portfolio,
managed by JPMIM                   8.37%              8.68%
----------------------------------------------------------------------------
Salomon Brothers BIG Index         8.72%              9.27%
----------------------------------------------------------------------------

 (+)Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Quality Bond Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

SELECT EQUITY PORTFOLIO                             For the year ended 12/31/98
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders

The Select Equity Portfolio returned 22.56%(1) for the year ended December 31, 1998. The S&P 500 Index(2) returned 28.58% during this period.

The U.S. stock market ended a very volatile year in a rally driven by size and growth. The largest 50 stocks outperformed the rest of the market, gaining 40% versus the 17% for the other 450 stocks in the S&P 500 Index. U.S. stock markets staged an impressive rise during the fourth quarter, driving results for the full year and extending the S&P 500 Index's streak of 20% or more returns to an unprecedented four years. Liquidity flooded financial markets as the Federal Reserve cut interest rates three times in the space of 6 weeks in September, October and November. As such, early fourth quarter stock market advances were fairly broad based. However, gains that elevated the S&P 500 Index to a record 1,241 became increasingly more narrow as analysts lowered earnings expectations and as interest rates stagnated.

The persistence of these patterns has led to a very narrow market - a challenging environment for active managers, particularly those relying on valuation-driven stock selection techniques. Against this backdrop, and relative to most value managers, the Select Equity Portfolio delivered very solid results.

Stock selection in the technology sector proved favorable for the Portfolio in 1998. Within the S&P 500 Index, technology was one of only four sectors to outperform the Index for the year. Prospects for growth appeared better, particularly as the PC industry worked its way through an inventory correction. Evidence that Y2K would be a net boost to tech spending, at least for the first half of 1999, also emboldened investors. Meanwhile, internet stocks scaled new heights amid frenzied trading, and offered a new rationale for multiple expansion among some of the larger, more established technology companies including EMC Corp., Sun Microsystems, Compaq Computer, and IBM - all overweight positions in the Portfolio.

Portfolio holdings in the consumer staple sector also boosted performance. Anheuser Busch shares rallied on news of volume and pricing gains and Philip Morris stock rose with the announcement of a tobacco settlement.

Energy stocks were among the weaker constituents of the S&P 500 Index as well as of the Portfolio. Late-breaking potential catalysts, including Exxon's $75B acquisition of Mobil as well as the attack on Iraq, failed to reinvigorate interest in the sector as oil prices remained depressed. Portfolio holdings skewed towards refining (Tosco and Valero Energy) and oil service stocks (Input/Output) detracted from performance as shares of large, integrated oil companies fared better in this environment.

For 1999, we expect moderation with respect to earnings, economic growth, and share price appreciation. Positive seasonal trends and monetary conditions should support the market as we enter the new year. However, any one of a plethora of macro uncertainties has the potential to deflect stocks from extending their recent gains: the impeachment of the president, the impact of the Euro, the year 2000 problem, or further international financial turmoil (Brazil, Japan) or hostilities (Iraq).

MICHAEL J. KELLY
Portfolio Manager
J.P. Morgan Investment Management Inc.

(1) Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

(2) The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/98

                                  % of portfolio
-------------------------------------------------------
Monsanto                          3.3%
-------------------------------------------------------
BankAmerica                       3.2
-------------------------------------------------------
American Home Products            3.0
-------------------------------------------------------
MCI Worldcom                      3.0
-------------------------------------------------------
Philip Morris                     3.0
-------------------------------------------------------
IBM                               2.8
-------------------------------------------------------
Bristol Myers Squibb              2.7
-------------------------------------------------------
Mobil                             2.6
-------------------------------------------------------
Procter & Gamble                  2.6
-------------------------------------------------------
Waste Management                  2.5
-------------------------------------------------------

                                   [PIE CHART]

SECTOR ALLOCATION (% of portfolio market value)
As of 12/31/98

Technology   Drugs      Finance    Consumer Staple  Telephone  Multi-Industry  Energy   Services   Retail    Insurance  Other
--------------------------------------------------------------------------------------------------------------------------------
16.91        11.68      11.09      10.08            8.29       7.87            7.17     6.26       5.81      3.49       11.35
--------------------------------------------------------------------------------------------------------------------------------

                       SELECT EQUITY PORTFOLIO, MANAGED BY
               J.P. MORGAN INVESTMENT MANAGEMENT VS. S&P 500 INDEX
                           Growth Based on $10,000(+)

                                  [LINE CHART]

JPM select equity vs S&P 500 plot points
              JPM Sel Equity       S&P 500

              10000                10000
Jun-96        9852                 10297
              10004                10615
Dec-96        10837                11500
              10932                11808
Jun-97        12966                13870
              14372                14909
Dec-97        14224                15337
              15930                17476
Jun-98        16147                18053
              14384                16257
Dec-98        17496                19719

------------------------------------------------------------------------------
                                       Average Annual Return(1)
------------------------------------------------------------------------------
                                    1 Year                 Since inception(+)
------------------------------------------------------------------------------
Select Equity Portfolio,
managed by JPMIM                    22.56%                 23.30%
------------------------------------------------------------------------------
S&P 500 Index                       28.58%                 28.99%
------------------------------------------------------------------------------

(+)Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Select Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

Large Cap Stock Portfolio                           For the year ended 12/31/98
Managed by J.P. Morgan Investment Management
Letter to Policyholders

The Large Cap Stock Portfolio returned 32.31%(1) for the year ended December 31, 1998. The S&P 500(2) returned 28.58% during this time period.

The U.S. stock market ended a very volatile year in a rally driven by size and growth. The largest 50 stocks outperformed the rest of the market, gaining 40% versus the 17% for the other 450 stocks in the S&P 500 Index. U.S. stock markets staged an impressive rise during the fourth quarter, driving results for the full year and extending the S&P 500 Index's streak of 20% or more returns to an unprecedented four years. Liquidity flooded financial markets as the Federal Reserve cut interest rates three times in the space of 6 weeks in September, October and November. As such, early fourth quarter stock market advances were fairly broad based. However, gains that elevated the S&P 500 Index to a record 1,241 became increasingly more narrow as analysts lowered earnings expectations and as interest rates stagnated.

While 1998 was difficult for most active managers, stock selection and risk control were the main contributors to the Portfolio's outperformance. In particular, the Portfolio's holding in drug stock Warner Lambert benefited performance as sales of its cholesterol-reducing drug Lipitor surpassed the $1 billion market. Favorable stock selection in the consumer cyclical and telephone sectors enhanced performance also. In particular, the Portfolio's holding in Chrysler positively impacted performance as that company agreed to merge with Daimler-Benz. The Portfolio's overweight position in Worldcom enhanced returns on news of an approved merger with MCI. In the latter part of the year, our decision to underweight money center banks and brokerage stocks within the finance sector had a positive impact on the Portfolio's performance. Stocks in these sectors traded sharply lower due to the financial and economic meltdown in emerging markets, the declining U.S. stock market, and the large potential losses from exposure to the hedge fund, LongTerm Capital Management. Conversely, the Portfolio's holding in Monsanto held back performance in the last quarter, as the company announced its decision to end merger talks with American Home Products. Monsanto will now be forced to issue equity, since its balance sheet has been weakened by $8 billion of seed acquisitions.

For 1999, we expect moderation with respect to earnings, economic growth, and share price appreciation. Positive seasonal trends and monetary conditions should support the market as we enter the new year. However, any one of a plethora of macro uncertainties has the potential to deflect stocks from extending their recent gains: the impeachment of the president, the impact of the Euro, the year 2000 problem, or further international financial turmoil (Brazil, Japan) or hostilities (Iraq).

James Wiess
Portfolio Manager
J.P. Morgan Investment Management Inc.

(1) Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

(2) The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

Top 10 Portfolio Holdings by Market Value
As of 12/31/98

                                           % of portfolio
------------------------------------------------------------------
Intel                                      2.9%
------------------------------------------------------------------
Microsoft                                  2.7
------------------------------------------------------------------
Bristol Myers Squibb                       2.3
------------------------------------------------------------------
General Electric                           2.3
------------------------------------------------------------------
IBM                                        2.3
------------------------------------------------------------------
Cisco Systems                              2.2
------------------------------------------------------------------
AT&T                                       2.2
------------------------------------------------------------------
MCI Worldcom                               2.2
------------------------------------------------------------------
Philip Morris                              2.2
------------------------------------------------------------------
Lucent Technologies                        2.0
------------------------------------------------------------------

                                   [PIE CHART]
Top 10 Portfolio Sectors (% of portfolio market value)
As of 12/31/98

Data            Finance     Drugs    Consumer    Telephone    Multi-Sector/         Retail  Energy    Services    Insurance   Other
Processing/                          Staple                   Misc. Industrial
Electronics
-----------------------------------------------------------------------------------------------------------------------------------
17.42           11.82       11.18    8.90        8.40         7.71                  6.67    6.21      5.90        3.44        12.35
-----------------------------------------------------------------------------------------------------------------------------------

                      Large Cap Stock Portfolio, managed by
               J.P. Morgan Investment Management vs. S&P 500 Index
                           Growth Based on $10,000(+)

                                  [line CHART]

JPM Large Cap vs. S&P 500 plot points

                     JPM Large Cap            S&P 500
                     10000                    10000
Jun-96               10237                    10297
                     10419                    10615
Dec-96               11467                    11500
                     11724                    11808
Jun-97               13863                    13870
                     14902                    14909
Dec-97               15238                    15337
                     17516                    17476
Jun-98               18192                    18053
                     16400                    16257
Dec-98               20161                    19719

-------------------------------------------------------------------------------
                                  Average Annual Return(1)
-------------------------------------------------------------------------------
                                  1 Year                 Since inception(+)
-------------------------------------------------------------------------------
Large Cap Stock Portfolio,
managed by JPMIM                  32.31%                 30.02%
-------------------------------------------------------------------------------
S&P 500 Index                     28.58%                 28.99%
-------------------------------------------------------------------------------


(+)Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Large Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

INTERNATIONAL EQUITY PORTFOLIO                      For the year ended 12/31/98
Managed by J.P. Morgan Investment Management
Letter to Policyholders

The International Equity Portfolio returned 14.07%(1) for the year ended December 31, 1998. The Portfolio underperformed the benchmark MSCI EAFE Index(2) return of 20.00% for the same time period.

International equity markets achieved a very credible return over the course of 1998, despite a very difficult period during the summer months. European equity markets, in particular, started the year in a strong fashion, reflecting the continued optimism over the prospects for corporate profits. During the summer months, global market turmoil spread from Asia to Russia to Latin America, calling into question the near-term earnings estimates in equity markets, both developed and emerging around the world. Continental European markets suffered much of the pain, as investor sentiment waned. However, the global market turmoil of the third quarter turned to global market euphoria in the fourth quarter as markets everywhere rallied strongly. Stocks were helped by moves to ease monetary policy in the U.S. and Europe, with the Fed cutting the overnight rate twice during the quarter, and towards year-end, the European Central Bank orchestrating a coordinated rate cut. While many continue to worry about a slowing global economy, the quick responses from central banks and the overreaction to negative news during the summer provided room for pleasing equity returns.

In contrast to Europe, the Japanese market fell over the year, although the strength of the Yen in the final quarter resulted in a positive return in U.S. $. The outlook for the Japanese economy remains gloomy with economic growth likely to slip further into recession this year. The extreme weakness in consumer confidence remains a major problem, as does the recent strength of the Yen.

Country allocation decisions were a negative influence over the period. Underweighting Japan proved to be a positive decision, but the Portfolio was hurt by the cautious stance adopted towards Hong Kong and Singapore in the second half of the year. These markets rallied strongly in the final quarter. The primary reason for underperformance was in stock selection. While the Portfolio outperformed in the UK, it encountered a difficult time in Continental Europe. Within Europe, the markets have been very focused, rewarding "growth" companies, emphasizing the very largest, but not necessarily fundamentally better value companies.

After a strong fourth quarter, international equity markets once again appear overvalued. We maintain overweight positions in Europe, particularly in the UK. The trend toward corporate restructuring has continued in Europe, providing support for the equity markets. We continue to underweight Japan, although we added to our position during the quarter. We have become less pessimistic about our outlook for the Japanese equity market in the short term. Elsewhere in the Pacific, we continue to favor Australia and New Zealand over other Southeast Asian markets.

Nigel Emmett
Portfolio Manager
J.P. Morgan Investment Management Inc.

(1) Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

(2) Morgan Stanley Capital International Europe, Australia and Far East Index is an unmanaged index and is an aggregate of 15 individual country indexes that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.

Top 10 Portfolio Holdings by Market Value
As of 12/31/98

                                                   % of portfolio
------------------------------------------------------------------
Telecom Italia                                               2.7%
------------------------------------------------------------------
Roche Holdings                                                2.2
------------------------------------------------------------------
Nestle                                                        2.1
------------------------------------------------------------------
Vivendi                                                       2.0
------------------------------------------------------------------
Zurich Allied                                                 1.7
------------------------------------------------------------------
Lloyds TSB Group                                              1.6
------------------------------------------------------------------
Glaxo Wellcome                                                1.5
------------------------------------------------------------------
Paribas                                                       1.4
------------------------------------------------------------------
Novartis                                                      1.3
------------------------------------------------------------------
Autoliv                                                       1.3
------------------------------------------------------------------

                                   [PIE CHART]
Country Allocation (% of portfolio market value)
As of 12/31/98

UK       Japan    France   Switzerland    Germany     Netherlands    Italy  Australia    Sweden    Spain    Other
--------------------------------------------------------------------------------------------------------------------
20.5     16.1     12.2     10.2           10.1        6.2            5.8    3.9          3.7       2.7      8.6
--------------------------------------------------------------------------------------------------------------------

  International Equity Portfolio, managed by J.P. Morgan Investment Management
                               vs. MSCI EAFE Index
                           Growth Based on $10,000(+)

                                  [LINE CHART]

JPM IE VS MSCI EAFE plot points

                 JPM Int. Equity         MSCI EAFE
                 10000                   10000
Jun-96           10172                   10059
                 10149                   10054
Dec-96           10859                   10221
                 11032                   10068
Jun-97           12003                   11383
                 12090                   11310
Dec-97           11491                   10432
                 12913                   11974
Jun-98           13189                   12109
                 11008                   10396
Dec-98           13107                   12553

------------------------------------------------------------------------------
                                       Average Annual Return1
------------------------------------------------------------------------------
                                       1 Year               Since inception(+)
------------------------------------------------------------------------------
International Equity Portfolio,
managed by JPMIM                       14.07%               10.66%
------------------------------------------------------------------------------
MSCI EAFE Index                        20.00%               7.85%
------------------------------------------------------------------------------

(+)Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the International Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

MONEY MARKET PORTFOLIO           For the year ended 12/31/98
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders
Throughout 1998, the U.S. economy continued its strong growth. While the Asian financial crisis seemed to be settling early in the year, the Russian currency breakdown and forced liquidations by leveraged funds caused all major sectors of the U.S. stock market to decline. The ongoing Asian contagion brought liquidity concerns causing investors to seek the relative safety of U.S. Treasuries, which outperformed almost everything else except money market securities in the third quarter.

Having a profound impact on yields was the Federal Reserve Board's move to cut interest rates at the end of the third quarter. The Federal Reserve cut interest rates three times in the space of 6 weeks in September, October and November. The impact can be demonstrated in the average taxable seven-day compound yield, which started off the year at its high of 5.36%, but bottomed out at 4.64% at year-end in response to the interest-rate cut. During the fourth quarter, the fund was managed in a defensive manner in anticipation of portfolio liquidation. Therefore, as positions matured, proceeds were rolled into highly liquid agency securities. This shifted the composition of the fund from commercial paper to a high concentration in agency discount notes.

REID HILL
Portfolio Manager
Van Kampen Funds

The Money Market Portfolio in the Cova Series Trust ceased operations as of January 8, 1999.

TOP 5 HOLDINGS BY MARKET VALUE
As of 12/31/98

                                         % of portfolio
----------------------------------------------------------
FHLB                                 46.6%
----------------------------------------------------------
FHLMC                                12.7
----------------------------------------------------------
FNMA                                 12.7
----------------------------------------------------------
Commercial Credit Co.                4.9
----------------------------------------------------------
Coca-Cola Corp.                      4.9
----------------------------------------------------------

QUALITY INCOME PORTFOLIO                            For the year ended 12/31/98
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders
The Quality Income Portfolio provided a total return of 6.15%(1) for the year ended December 31, 1998. The Lehman Brothers Government/Corporate Bond Index(2) returned 9.47% for the same time period.

During 1998, world markets watched,waited and reacted as currency crises shook Asia, Russian and Brazil. Thisbrought liquidity concerns causing investors to seek the relative safety of U.S.Treasuries, which outperformed almost everything else except money marketsecurities in the third quarter.

Indeed, liquidity became the watchword in 1998, as spreads across all sectors of the domestic fixed income market widened out to levels not seen in over a decade.

According to the Salomon Brothers Broad Investment-Grade Bond Index(3), investment grade corporate spreads ended the year 51 basis points wider, and trailed Treasuries by 206 basis points on a duration adjusted basis. Spreads peaked in October at the height of hedge fund liquidation and following Russia's debt restructuring, but recovered nicely once the Federal Reserve started cutting rates in order to restore financial stability to the system.

The story for mortgages wasn't much different. Overall, 1998 was a painful year for mortgage investors as they trailed similar duration treasuries by 28 basis points.

KELLY GILBERT
Portfolio Manager
Van Kampen Funds

The Quality Income Portfolio in the Cova Series Trust ceased operations as of January 8, 1999.

(1) Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

(2) The Lehman Brothers Government/Corporate Bond Index is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-Federal Corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate non-convertible, domestic debt of the four domestic major corporate classifications; industrial, utility, financial and Yankee bond. The index does not reflect any expenses.

(3) The Salomon Brothers Broad Investment-Grade Bond Index (BIG) is a market-capitalized weighted index which includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The index does not reflect any expenses.

CREDIT QUALITY (% of portfolio market value)
As of 12/31/98

                                                            % of portfolio
-------------------------------------------------------------------------------
Treasury                                                    7.93%
-------------------------------------------------------------------------------
Agency                                                      0.57
-------------------------------------------------------------------------------
AAA                                                         6.71
-------------------------------------------------------------------------------
AA                                                          3.15
-------------------------------------------------------------------------------
A                                                           21.29
-------------------------------------------------------------------------------
BBB                                                         60.35
-------------------------------------------------------------------------------

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/98

                                 % of portfolio
----------------------------------------------------
NGC                              6.0%
----------------------------------------------------
Chase                            5.6
----------------------------------------------------
PanEnergy                        5.5
----------------------------------------------------
USA Waste                        5.4
----------------------------------------------------
Hydro Quebec                     5.2
----------------------------------------------------
U.S. Treasuries 5.875 (11-01)    5.2
----------------------------------------------------
LCI                              5.2
----------------------------------------------------
Sprint                           5.1
----------------------------------------------------
Providian                        5.1
----------------------------------------------------
Petro Geo Services               5.0
----------------------------------------------------

         QUALITY INCOME PORTFOLIO MANAGED BY VAN KAMPEN AMERICAN CAPITAL
               VS. LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX
                           Growth Based on $10,000(+)
                                  [LINE CHART]
VKM qual inc vs Lehman plot points
                 VKM Quality Inc      Lehman

                    10000                10000
                    9916                 9885
"6/90"              10208                10241
                    10281                10303
"12/90"             10819                10828
                    11046                11120
"6/91"              11216                11288
                    11838                11937
"12/91"             12516                12574
                    12316                12386
"6/92"              12792                12887
                    13485                13517
"12/92"             13487                13528
                    14159                14157
"6/93"              14566                14582
                    15128                15064
"12/93"             15042                15020
                    14532                14550
"6/94"              14339                14369
                    14367                14440
"12/94"             14392                14493
                    15032                15215
"6/95"              16075                16202
                    16380                16512
"12/95"             17194                17282
                    16827                16877
"6/96"              16912                16957
                    17151                17256
"12/96"             17663                17783
                    17051                17630
"6/97"              17622                18270
                    18146                18911
"12/97"             18687                19519
                    18944                19816
"6/98"              19456                20321
                    20126                21344
"12/98"             19837                21371

------------------------------------------------------------------------------
                            Average Annual Return(1)
------------------------------------------------------------------------------
                                     1 Year     5 Years    Since inception(+)
------------------------------------------------------------------------------
Quality Income Portfolio
managed by VKAC                      6.15%       6.09%     7.94%
------------------------------------------------------------------------------
Lehman Brothers
Gov't/Corp. Bond Index               9.47%       7.30%     8.80%
------------------------------------------------------------------------------

(+)Performance is shown from first full month since inception (1/1/90).

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Quality Income Portfolio managed by Van Kampen American Capital (VKAC) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

STOCK INDEX PORTFOLIO                               For the year ended 12/31/98
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders

The Stock Index Portfolio provided a total return of 28.04%(1) for the year ended December 31, 1998. The U.S. equity market, as measured by the S&P 500 Index(2), advanced 28.58% in 1998 - marking the first time that market returns exceeded 20% in four consecutive years. Over the past five years, the S&P 500 Index rose more than 150% to generate the highest five-year index return since measurements began in 1927. This spectacular performance was fueled by a rise in S&P 500 Index earnings of more than 40% over the past five years and a decline in U.S. Treasury bond yields from over 7% in mid-1994 to roughly 5% at the end of 1998.

While the equity rally from 1992 to 1997 saw corporate profit growth average 15% (significantly higher than the 6% long-term average), the rally in 1998 occurred despite a modest decline in corporate profit growth. Additionally, the volatility of the returns on the S&P 500 Index more than doubled from an average of 10.2% in the 1992 to 1997 period to 21.5% in 1998. In any case, the road to positive returns was very bumpy in 1998 as world economies experienced intermittent crises. The results would not have looked nearly as strong in 1998, but for a late rally that drew support from the view that the economies of the world were starting to show signs of recovery.

As we enter 1999, the outlook for the U.S. economy appears to be more dependent upon developments overseas than at home. The slow and protracted recoveries of the major foreign economies have taken their toll on our economy by slowing our rate of growth.

We believe this trend will continue and that the 3.5-4.0% GDP growth rates experienced in the last three years will fall to the 1-2% range in 1999. Even with this slower rate of growth, the economy would set another record by completing its ninth consecutive year of expansion.

With a low interest and inflation rate environment as a backdrop, the key to positive equity returns in the coming year will be our ability to weather the global economic storm and avoid recession. The level of positive returns, however, will likely decline to more closely approximate long-term averages.

PETE PAPAGEORGAKIS, CFA
Portfolio Manager
Van Kampen Funds

The Stock Index Portfolio in the Cova Series Trust ceased operations as of January 8, 1999.

(1) Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

(2) The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.



TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE (Excluding short-term investments) As a percentage of equity holdings on 12/31/98

                                  % of portfolio
-----------------------------------------------------
Microsoft                         3.66%
-----------------------------------------------------
General Electric                  3.60
-----------------------------------------------------
Intel                             2.11
-----------------------------------------------------
Wal-Mart Stores                   1.97
-----------------------------------------------------
Exxon                             1.95
-----------------------------------------------------
IBM                               1.94
-----------------------------------------------------
Merck & Co.                       1.92
-----------------------------------------------------
Coca-Cola                         1.78
-----------------------------------------------------
Pfizer                            1.75
-----------------------------------------------------
Lucent Technologies               1.56
-----------------------------------------------------

 STOCK INDEX PORTFOLIO MANAGED BY VAN KAMPEN AMERICAN CAPITAL VS. S&P 500 INDEX
                           Growth Based on $10,000(+)

                                  [LINE CHART]

VKM Stock Index vs.S&P 500 plot points
                   VKM Stock Index      S&P 500

                      10000                10000
"Dec-91"              10570                11144
                      10279                10862
"Jun-92"              10470                11069
                      10764                11418
"Dec-92"              11219                11993
                      11627                12516
"Jun-93"              11686                12577
                      11948                12902
"Dec-93"              12231                13201
                      11711                12701
"Jun-94"              11716                12754
                      12222                13378
"Dec-94"              12156                13376
                      13364                14678
"Jun-95"              14761                16079
                      16189                17357
"Dec-95"              17451                18403
                      18411                19390
"Jun-96"              19256                20260
                      19821                20886
"Dec-96"              21632                22627
                      21036                23234
"Jun-97"              24652                27290
                      26436                29334
"Dec-97"              27201                30176
                      30957                34386
"Jun-98"              31946                35521
                      28673                31987
"Dec-98"              34828                38799

-----------------------------------------------------------------------------
                                Average Annual Return(1)
-----------------------------------------------------------------------------
                        1 Year  5 Year          Since inception(+)
-----------------------------------------------------------------------------
Stock Index Portfolio
managed by VKAC         28.04%  23.30%          19.99%
-----------------------------------------------------------------------------
S&P 500 Index           28.58%  24.05%          21.08%
-----------------------------------------------------------------------------

(+)Performance is shown from first full month since inception (12/1/91).

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Stock Index Portfolio managed by Van Kampen American Capital (VKAC) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

VKAC GROWTH AND INCOME PORTFOLIO                    For the year ended 12/31/98
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders

The Growth and Income Portfolio returned 17.96%(1) for the year ended December 31, 1998. The S&P 500 Index(2) returned 28.58% during this period.

The year 1998 will be remembered as the year of volatility. Consider the Dow Jones Industrial Average (DJIA)(3). In 1998 the DJIA recorded two swings of 15% or more - an occurrence that has not happened since 1987.

Still, the volatility couldn't deter overall performance. The U.S. equity market, as measured by the S&P 500 Index, provided investors another extraordinary year. The S&P 500 Index advanced 28.58% in 1998 - marking the first time that market returns exceeded 20% in four consecutive years. More amazing, over the past five years, the S&P 500 Index rose more than 150% to generate the highest five-year index return since measurements began in 1927. The catalyst for these unprecedented returns has been a rise in S&P 500 Index earnings of more than 40% over the past five years and a decline in U.S. Treasury bond yields from over 7% in mid-1994 to roughly 5% at the end of the 1998.

After the global market turmoil from August to early October wiped out most of the stock market's gains for 1998, stocks roared back in the fourth quarter to post one of the best quarters of the decade. Liquidity flooded the financial markets as the Federal Reserve made three quarter-point reductions in short-term interest rates in the space of six weeks. This action had a positive impact, provided a more optimistic outlook for the markets, and restored investors' confidence.

The S&P 500 Index staged an impressive rise during the fourth quarter, driving results for the full year. Large-caps again powered the market, mainly due to technology and Internet stocks that saw their market values multiply several times over.

James A. Gilligan
Portfolio Manager
Van Kampen Funds

The VKAC Growth and Income Portfolio in the Cova Series Trust ceased operations as of January 8, 1999.

(1) Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

(2) The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

(3) The Dow Jones Industrial Average (DJIA) is an unweighted market index representing 30 large capitalized industrial companies. The index does not reflect any expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/98

                                           % of portfolio
-----------------------------------------------------------------
International Business Machines Corp.      3.48%
-----------------------------------------------------------------
Philip Morris Co., Inc.                    2.93
-----------------------------------------------------------------
American General Corp.                     1.95
-----------------------------------------------------------------
American Home Products Corp.               1.85
-----------------------------------------------------------------
Waste Management, Inc.                     1.80
-----------------------------------------------------------------
Pharmacia & Upjohn, Inc.                   1.78
-----------------------------------------------------------------
Rhone-Poulenc S.A.                         1.75
-----------------------------------------------------------------
U.S. WEST, Inc.                            1.69
-----------------------------------------------------------------
GTE Corp.                                  1.56
-----------------------------------------------------------------
Atlantic Richfield Co.                     1.55
-----------------------------------------------------------------

                                  [PIE CHART]
TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/98

Pharmaceuticals  Oil and Gas Beverages, Food  Electric Utilities Banking
                             and Tobacco
-----------------------------------------------------------------------------
10.03            8.63        7.82             7.32               7.06
-----------------------------------------------------------------------------


Computers and       Telephone   Other  Insurance   Computer Software   Electronics
Information         Systems                        and Processing
----------------------------------------------------------------------------------------
5.66                5.37        33.67  5.09        5.06                4.29
----------------------------------------------------------------------------------------

                   VKAC GROWTH AND INCOME PORTFOLIO MANAGED BY
                  VAN KAMPEN AMERICAN CAPITAL VS. S&P 500 INDEX
                           Growth Based on $10,000(+)
                                  [LINE CHART]
VKM G&I Vs.S&P 500 plot points
                                          VKAC Growth & In         S&P 500

                                          10000                    10000
"Jun-92"                                  9750                     9851
                                          9962                     10162
"Dec-92"                                  10569                    10673
                                          11226                    11139
"Jun-93"                                  11527                    11194
                                          12143                    11483
"Dec-93"                                  12234                    11749
                                          11746                    11304
"Jun-94"                                  11342                    11351
                                          11858                    11906
"Dec-94"                                  11634                    11904
                                          12498                    13063
"Jun-95"                                  13581                    14311
                                          14862                    15448
"Dec-95"                                  15948                    16378
                                          16737                    17257
"Jun-96"                                  17082                    18031
                                          17466                    18589
"Dec-96"                                  18998                    20138
                                          18377                    20678
"Jun-97"                                  21114                    24288
                                          22343                    26107
"Dec-97"                                  22659                    26857
                                          25649                    30603
"Jun-98"                                  26099                    31614
                                          23067                    28469
"Dec-98"                                  26729                    34531

------------------------------------------------------------------------------
                                        Average Annual Return(1)
------------------------------------------------------------------------------
                         1 Year     5 Year          Since inception(+)
------------------------------------------------------------------------------
VKAC Growth and
Income Portfolio
managed by Van
Kampen American
Capital                  17.96%     17.07%          15.82%
------------------------------------------------------------------------------
S&P 500 Index            28.58%       21.60%        20.70%
------------------------------------------------------------------------------

(+)Performance is shown from first full month since inception (6/1/92).

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the VKAC Growth and Income Portfolio managed by Van Kampen American Capital and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by Cova from CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

HIGH YIELD PORTFOLIO                                 For the year ended 12/31/98
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders

The High Yield Portfolio provided a total return of 2.76%(1) for the year ending December 31, 1998, while the Salomon Brothers High Yield Index-Composite(2) returned 4.04%.

The year 1998 proved to be turbulent for the high yield sector. The month of May marked the first time in 1998 that U.S. Treasury bonds outperformed their corporate high-yield counterparts on a monthly basis. During both May and June, investors worldwide fled to the safety of U.S. Treasuries, leaving corporate and high-yield bonds behind. Furthermore, for the first time in eight years, safer quality issues overall outperformed their riskier high-yield counterparts.

Investors started off the year with a strong appetite for the higher yield of riskier bonds. However, a flight to quality was set off by a series of events, namely economic crises in Asia, Russia, and Brazil, unresolved worry over a meltdown of the Japanese economy and on the domestic front, concern over President Clinton's legal proceedings. Investors began to run for the shelter of the rallying Treasury market and eschewing substantially higher yields of below-investment-grade assets, such as high-yield corporate bonds and emerging market debt securities. Although interest rates reached historic lows, many sectors of the bond market failed to keep pace with the price appreciation provided by long-term U.S. Treasuries and, as a result, high-yield and convertible securities performed poorly.

During the fourth quarter of 1998, the high yield sector was impressively strong given the turmoil that sent it reeling over the summer. Of course, this was prompted by three decisive rate cuts by the Federal Reserve Board in an attempt to lower short-term interest rates. This action had a positive impact on liquidity and proved effective in restoring investor confidence. As a result, high-yield and convertible debt securities substantially outperformed Treasury instruments of comparable maturities during the quarter.

BOB HICKEY
Portfolio Manager
Van Kampen Funds

The High Yield Portfolio in the Cova Series Trust ceased operations as of January 8, 1999.

(1) Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

(2) The Salomon Brothers High Yield Index-Composite tracks the composite high yield market excluding issues with less than 7 years maturity. The index does not reflect any expenses.

CREDIT QUALITY (% of portfolio market value)
As of 12/31/98

                                               % of portfolio
------------------------------------------------------------------------
Treasury                                       0.00%
------------------------------------------------------------------------
Agency                                         0.00
------------------------------------------------------------------------
AAA                                            2.32
------------------------------------------------------------------------
AA                                             0.00
------------------------------------------------------------------------
A                                              0.00
------------------------------------------------------------------------
BBB                                            0.00
------------------------------------------------------------------------
BB                                             18.24
------------------------------------------------------------------------


TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/98

                                            % of portfolio
--------------------------------------------------------------------
Sprint Spectrum L.P.                        3.99%
--------------------------------------------------------------------
Intermedia Communications, Inc.             3.37
--------------------------------------------------------------------
Millicom International Cellular S.A.        2.51
--------------------------------------------------------------------
MetroNet Communications Corp.               2.18
--------------------------------------------------------------------
American Standard Co., Inc.                 2.04
--------------------------------------------------------------------
Communications & Power Corp.                2.03
--------------------------------------------------------------------
ISP Holdings, Inc.                          2.01
--------------------------------------------------------------------
Pantry, Inc. (The)                          2.00
--------------------------------------------------------------------
Argosy Gaming Co.                           1.98
--------------------------------------------------------------------
AES Corp.                                   1.91
--------------------------------------------------------------------

          HIGH YIELD PORTFOLIO MANAGED BY VAN KAMPEN AMERICAN CAPITAL
                VS. SALOMON BROTHERS HIGH YIELD INDEX-COMPOSITE
                           Growth Based on $10,000(+)
                                  [LINE CHART]

VKM High Yeld vs.Salomon plot points
                            VKM HiYield               Salomon

                            10000                     10000
                            10073                     9706
"6/90"                      10458                     10090
                            10173                     9200
"12/90"                     10186                     9252
                            11358                     11065
"6/91"                      11908                     11786
                            12577                     12546
"12/91"                     13064                     13251
                            14313                     14244
"6/92"                      14606                     14808
                            15473                     15473
"12/92"                     15554                     15674
                            15859                     16690
"6/93"                      17653                     17471
                            17988                     17873
"12/93"                     18972                     18548
                            18691                     18068
"6/94"                      18498                     17910
                            18254                     18218
"12/94"                     18114                     17887
                            18907                     19235
"6/95"                      19804                     20559
                            20486                     21211
"12/95"                     21137                     22131
                            21610                     22376
"6/96"                      21936                     22562
                            22738                     23528
"12/96"                     23588                     24619
                            23892                     24599
"6/97"                      24733                     25816
                            25680                     27044
"12/97"                     26328                     27837
                            27197                     28971
"6/98"                      27635                     29247
                            26476                     27906
"12/98"                     27056                     29057


-----------------------------------------------------------------------------
                                   Average Annual Return(1)
-----------------------------------------------------------------------------
                         1 Year    5 Years        Since inception(+)
-----------------------------------------------------------------------------
High Yield Portfolio
managed by VKAC          2.76%     7.28%          11.69%
-----------------------------------------------------------------------------
Salomon Brothers
High Yield Index         4.04%     9.55%          10.68%
-----------------------------------------------------------------------------

(+)Performance is shown from first full month since inception (1/1/90).

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the High Yield Portfolio managed by Van Kampen American Capital (VKAC) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

BOND DEBENTURE PORTFOLIO                            For the year ended 12/31/98
MANAGED BY LORD, ABBETT &CO.
Letter to Policyholders

The Bond Debenture Portfolio completed its fiscal year on December 31, 1998 and provided a total return of 6.26%(1) during that period. A key underlying reason for this success is the Portfolio's ability to fine tune its allocation in accordance with our projections regarding future debt market conditions.

WHAT HAPPENED IN THE MARKETS
U.S. financial markets became unnerved late in the first half of 1998 due to mounting concerns about the impact of the Asian crisis and the fallout on corporate earnings. The month of May marked the first time in 1998 that U.S. Treasury bonds outperformed their corporate high-yield counterparts on a monthly basis. During both May and June, investors worldwide fled to the safety of U.S. Treasuries, leaving corporate and high-yield bonds behind.

Economic and political uncertainties extended the previous global "flight to quality" into the third quarter of 1998. Despite the attraction of substantially higher yields, investors limited their appetite for below-investment-grade assets, such as high-yield corporate bonds and emerging market debt securities. Although interest rates reached historic lows, many sectors of the bond market failed to keep pace with the price appreciation provided by long-term U.S. Treasuries and, as a result, high-yield and convertible securities performed poorly.

The fourth quarter of 1998 was notable for its strong follow-through on the improved U.S. market conditions that first became apparent in late October. The turmoil in the capital markets that had held sway throughout the late summer and early fall has now subsided and given rise to a more optimistic outlook. In the U.S., the Federal Reserve Board moved decisively to lower short-term interest rates. Such action had a positive impact on liquidity and has gone a long way toward restoring investor confidence. Given this backdrop, high-yield and convertible debt securities substantially outperformed Treasury instruments of comparable maturities during the quarter.

HOW YOUR PORTFOLIO MET THE CHALLENGE
The Bond Debenture Portfolio's focus on high-yield bonds provided substantial rewards for shareholders throughout 1998 as that sector of the fixed-income market substantially outperformed Treasuries.

The overall strategy of the Bond Debenture Portfolio is to identify good bond values while being careful about credit selection. Throughout the year, we underweighted the Portfolio's corporate bond holdings in basic industries such as steel, paper and chemicals because we considered that there was little pricing power within these industries. We emphasized industries where cash flows are steady, such as telecommunications, media and cable television providers. Long term, we expect attractive returns from the well-managed high-yield companies that we have selected. Because such bonds are currently yielding more than 6% over Treasuries, we believe they represent particularly good value.

WHAT MAY LIE AHEAD
We believe that the current environment of low inflation, global overcapacity and moderating U.S. economic growth makes a reversal of the Fed's interest-rate policy extremely unlikely. Consequently, we expect that high-yield corporate bonds - which provided a yield advantage of more than 6% over Treasuries at year-end - will continue to offer outstanding value in relative terms going forward. Given this forecast, we plan to maintain the Portfolio's current overweighting of high-yield bonds.

As always, we will monitor the domestic economy closely and fine-tune the Portfolio's allocation in accordance with our views among high-yield bonds, convertible securities and high-grade securities that may include U.S. Treasury notes and short-term U.S. Government obligations. We will also use our proprietary in-depth research capabilities as a foundation for opportunistic securities purchases within these market sectors regardless of changes in the Portfolio's allocation.

Thank you for your continued confidence in the Bond Debenture Portfolio. We look forward to helping you achieve your financial goals in the years ahead.

CHRISTOPHER J. TOWLE
Portfolio Manager
Lord, Abbett & Co.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/98

                                          % of portfolio
-----------------------------------------------------------------
U.S. Treasury Notes (5.5%, 5/31/03)       8.7%
-----------------------------------------------------------------
U.S. Treasury Notes (7.5%, 5/15/02)       4.6
-----------------------------------------------------------------
FNMA                                      1.3
-----------------------------------------------------------------
Elan Intl. Fin.                           1.2
-----------------------------------------------------------------
R.H. Donnelly                             1.0
-----------------------------------------------------------------
Harrahs Operating Co., Inc.               1.0
-----------------------------------------------------------------
Purina Mills Inc.                         1.0
-----------------------------------------------------------------
AEI Holding Co.                           1.0
-----------------------------------------------------------------
Sinclair Broadcasting Group               1.0
-----------------------------------------------------------------
Pierce Leahy Corp.                        1.0
-----------------------------------------------------------------

                                   [PIE CHART]
TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/98

Consumer     Transportation Technology    Foreign        U.S.          Finance
Cyclicals                                 Government     Government
-------------------------------------------------------------------------------
26.76        1.83           20.81         1.24           14.94         2.04
-------------------------------------------------------------------------------


Consumer Non     Basic    Consumer     Energy       Other
Cyclicals        Industry Services
-----------------------------------------------------------------
11.7             2.99     7.82         6.36         3.51
-----------------------------------------------------------------

         BOND DEBENTURE PORTFOLIO MANAGED BY LORD ABBETT VS. INDICES(2)
                           Growth Based on $10,000(+)
                                  [LINE CHART]
LA bond deb vs indices plot points

                    LA Bond Deb        ML Conv Ind        FB Hi Yield Ind       Salomon BIHGI
                    10000              10000              10000                 10000
"6/96"              10202              10069              10068                 10129
                    10718              10288              10303                 10318
"12/96"             11359              10685              10601                 10629
                    11433              10720              10682                 10574
"6/97"              12148              11722              11532                 10955
                    12779              12895              12540                 11319
"12/97"             13053              12776              12387                 11652
                    13711              13874              12697                 11840
"6/98"              13792              13768              12858                 12114
                    13198              12232              12067                 12617
"12/98"             13870              13917              12398                 12668

---------------------------------------------------------------------------
                                        Average Annual Return(1)
---------------------------------------------------------------------------
                                        1 Year      Since inception(+)
---------------------------------------------------------------------------
Bond Debenture Portfolio
managed by Lord Abbett                  6.26%       13.03%
---------------------------------------------------------------------------
First Boston High Yield Index(2)        0.58%       8.40%
---------------------------------------------------------------------------
Salomon Brothers Broad
Investment High Grade Index(2)          8.72%       9.27%
---------------------------------------------------------------------------
Merrill Lynch Convertible Index(2)      8.93%       13.17%
---------------------------------------------------------------------------

(+)Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Bond Debenture Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The First Boston High Yield Index is representative of the lower rated debt (including straight-preferred stocks) investments in the portfolio; the Merrill Lynch Convertible Index is representative of the equity-related securities in the portfolio; and Salomon Brothers Broad Investment High Grade Index is representative of the high-grade debt in the portfolio. The three indices chosen have elements of these three categories, but since there is no one index combining all three categories, these three separate indices may not be a valid comparison for the Portfolio. You may not directly invest in any of these indices. The indices do not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

MID-CAP VALUE PORTFOLIO                           For the period ended 12/31/98
MANAGED BY LORD, ABBETT & CO.
Letter to Policyholders

The Mid-Cap Value Portfolio completed its fiscal year on December 31, 1998 and provided a total return of 1.11%(1) for its shareholders during that period.

Our investment strategy focuses on companies that we believe offer the best value in the mid-capitalization sector. That sector includes companies with market capitalizations ranging from $500 million to $5 billion. The Portfolio produced attractive returns during the first half of 1998 in a market climate that generally favored large-capitalization stocks. Our bottom-up, value-oriented style of stock selection, which emphasizes solid fundamental research, led us to timely investments, early in the year, in a number of electric utilities and HMOs. Our participation in these two sectors contributed positively to the Portfolio's strong first-half performance.

All major areas within the U.S. equity market experienced declines during the third quarter of the year, with mid-cap stocks having returns below large-cap and above small-cap equities. Mid-cap stocks snapped back sharply during the fourth quarter recapturing virtually all of the third quarter decline. While few companies or sectors were spared during the downdraft third quarter, the fourth quarter rally was dominated by strong performance among technology stocks and consumer cyclicals. The Portfolio's selection of technology and consumer stocks possessing high growth expectations served to add value during the rebound. Energy stocks continued to perform poorly as excess supply and a warm start to winter negatively impacted the price of oil and gas. Stock price declines in this sector have created a number of excellent values. It is a sector we expect to explore thoroughly in the coming months.

The economy continues to slow, and the financial markets have shown increased volatility over concerns regarding earnings shortfalls and evidence of a global credit crunch. However, our expectation for the U.S. economy at this time is not recession, but rather that we have reached an inflection point of slower growth. Given this backdrop, we remain extremely optimistic regarding the Portfolio's future prospects. We believe we have a well-positioned collection of attractively valued companies with excellent outlooks. We believe the mid-cap sector will benefit in 1999 as investors shift away from the higher valuation levels that currently exist among large-cap stocks. As always, we will continue to invest with the goal of minimizing downside risk while maintaining maximum upside potential.

Thank you for your continued confidence in the Mid-Cap Value Portfolio. We look forward to helping you achieve your financial goals in the years ahead.

EDWARD VON DER LINDE
Portfolio Manager
Lord, Abbett & Co.

(1) Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/98

                                     % of portfolio
---------------------------------------------------------
Tricon Global Restaurant             3.56%
---------------------------------------------------------
Ball Corp.                           2.75
---------------------------------------------------------
Niagara Mohawk Power Corp.           2.55
---------------------------------------------------------
Universal Foods Corp.                2.32
---------------------------------------------------------
Adobe Systems                        2.27
---------------------------------------------------------
Northeast Utilities                  2.27
---------------------------------------------------------
Safety-Kleen Corp.                   2.24
---------------------------------------------------------
Med Partners, Inc.                   2.23
---------------------------------------------------------
Unisource Worldwide, Inc.            2.18
---------------------------------------------------------
Humana, Inc.                         2.04
---------------------------------------------------------

                                   [PIE CHART]
TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/98

Consumer Non       Consumer    Utilities     Finance   Energy       Basic         Technology   Multi-Industry Cash      Capital
Cyclicals          Cyclicals                                        Industry                                            Goods
-----------------------------------------------------------------------------------------------------------------------------------
24.30              12.62       12.62         12.53     10.51        9.10          7.22         7.15           2.10      1.85
-----------------------------------------------------------------------------------------------------------------------------------

   MID-CAP VALUE PORTFOLIO MANAGED BY LORD ABBETT VS. RUSSELL MIDCAP INDEX(2)
                           Growth Based on $10,000(+)
                                  [LINE CHART]
LA mid cap vs Rus mid cap plot points
                                       LAmid cap      Russ mid cap

                                       10000          10000
                                       10440          10571
"12/97"                                10490          10689
                                       11361          11844
"6/98"                                 11308          11665
                                       9383           9935
"12/98"                                10606          11767

-----------------------------------------------------------------------------
                                  Total Return(1)
-----------------------------------------------------------------------------
                                  1 Year            Since inception(+)
-----------------------------------------------------------------------------
Mid-Cap Value Portfolio
managed by Lord Abbett            1.11%             4.40%*
-----------------------------------------------------------------------------
Russell Midcap Index(2)           10.09%            12.65%
-----------------------------------------------------------------------------

*Portfolio commenced operations on 8/20/97.

(+)Index is shown from the first full month since Portfolio's inception.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Mid-Cap Value Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Russell Midcap Index measures the performance of the 800 smallest securities in the Russell 1000 Index, which represent approximately 35% of the total market capitalization. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

LARGE-CAP RESEARCH PORTFOLIO                      For the period ended 12/31/98
MANAGED BY LORD, ABBETT & CO.
Letter to Policyholders

The Cova Large-Cap Research Portfolio completed its fiscal year on December 31, 1998 and provided a total return of 21.04%(1) for its shareholders during that period.

WHAT HAPPENED IN THE MARKETS
The market momentum seen in the early months of 1998 was overcome in the third quarter as concerns regarding economic and political crises in Asia and Russia hit home. During the year's fourth quarter, however, many of the world's financial markets experienced healthy recoveries that were triggered by interest-rate declines in the U.S. and Europe. The third quarter declines that affected stock prices provided tremendous buying opportunities for value investors, like the Portfolio's management team, who focus on undervalued stocks of companies with prospects that exceed the earnings expectations reflected in their stock prices.

ABOUT THE PORTFOLIO
The Portfolio's strong 1998 returns were due, in part, to our decision to maintain an overweighting of financial company holdings. After a weak start, the companies benefited from attractive valuations relative to their expected earnings and ongoing consolidations within their industry. Because of favorable earnings developments and merger activity, pharmaceutical and health care holdings also provided a positive influence on the Portfolio's performance, as did our selections in the energy sector.

Price weakness among technology companies during the third quarter provided us with the opportunity to purchase additional technology stocks for the Portfolio, as we anticipated that companies in this industry would continue to perform well into the New Year. Several companies in the consumer cyclicals and consumer non-cyclicals sectors also added value to the Portfolio, while companies in the electric utilities and energy sectors detracted.

LOOKING AHEAD
We believe that continued low inflation, slowing economic growth and benign interest rates, combined with flat projected earnings growth of the S&P 500 Index(2) companies in 1999, will favor the Portfolio's research-driven value investment strategy in the years ahead. We remain confident that we can uncover solid investment values across all industries by focusing on company fundamentals and long-term earnings potential. These opportunities should prove beneficial as the "flight to liquidity" phenomenon subsides and investors are willing to assume more risk in their diversified strategies.

ROBERT MORRIS
Portfolio Manager
Lord, Abbett & Co.

(1) Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

(2) The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/98

                                        % of portfolio
------------------------------------------------------------------
AT&T Corp.                              3.11%
------------------------------------------------------------------
International Business Machines         2.81
------------------------------------------------------------------
Heinz, H.J. Co.                         2.75
------------------------------------------------------------------
First Data Corp.                        2.48
------------------------------------------------------------------
Exxon Corp.                             2.44
------------------------------------------------------------------
American General Corporation            2.35
------------------------------------------------------------------
EMC Corp.                               2.25
------------------------------------------------------------------
Waste Management, Inc.                  2.11
------------------------------------------------------------------
CIGNA Corp.                             2.02
------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                2.01
------------------------------------------------------------------

                                   [PIE CHART]
TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/98

Technology  U.S.         Consumer Non     Multi-Industry Finance      Cash
            Government   Cyclicals
----------------------------------------------------------------------------
20.72       1.67         17.20            2.42           15.67        3.94
----------------------------------------------------------------------------

Consumer     Basic        Energy       Capital      Utilities
Cyclicals    Industry                  Goods
-----------------------------------------------------------------
10.63        4.78         10.53        5.68         6.76
-----------------------------------------------------------------

     LARGE CAP RESEARCH PORTFOLIO MANAGED BY LORD ABBETT VS. S&P 500 INDEX
                           Growth Based on $10,000(+)
                                  [LINE CHART]
LA lg cap vs S&P500 plot points
                    LA Large Cap        S&P500

                    10000               10000
                    10040               10548
"12/97"             9926                10851
                    11298               12364
"6/98"              11452               12772
                    10035               11502
"12/98"             12014               13951

---------------------------------------------------------------------------
                                 Total Return(1)
---------------------------------------------------------------------------
                                 1 Year             Since inception(+)
---------------------------------------------------------------------------
Large Cap Research Portfolio
managed by Lord Abbett           21.04%             14.37%*
---------------------------------------------------------------------------
S&P 500 Index                    28.58%             26.44%
---------------------------------------------------------------------------

(+)Index is shown from first full month since Portfolio's inception.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Large Cap Research Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns for the graph above were generated by Cova from CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

DEVELOPING GROWTH PORTFOLIO                       For the period ended 12/31/98
MANAGED BY LORD, ABBETT & CO.
Letter to Policyholders

The Developing Growth Portfolio completed its fiscal year on December 31, 1998 and provided a total return of 6.60%(1) for its shareholders during that period.

Small-cap investors saw positive early first half returns erased by a sharp downturn. This downturn was caused in part by a "flight to quality" stemming from international monetary and economic crises as well as political problems that led investors to seek more liquid investments, such as larger-company stocks and higher-quality bonds. While all major asset classes of the U.S. equity market experienced weakness during the year's third quarter, small-cap equities had the lowest returns.

The month of October, however, saw some price recovery for small-cap stocks after August's severe declines. The October upswing turned out to be a harbinger of extremely strong performance during the fourth quarter as economic and political uncertainties that had previously affected investor confidence subsided and a more optimistic outlook emerged. Key to this turnaround was the Federal Reserve Board's decisive move to lower U.S. interest rates through a series of autumn rate cuts.

Most sectors of the U.S. equity market participated in the fourth quarter upswing. However, as the market reached its previous highs, certain sectors, such as technology and consumer non-cyclicals, that had provided price leadership earlier in the year, once again moved ahead of the broad market. Large-cap stocks continued to outperform mid- and small-cap investments.

Our focus on bottom-up stock selection allowed the Portfolio to overcome industry-specific difficulties throughout most of the period under review. Our strategy and philosophy remain constant. We concentrate on selecting those companies that we believe will offer our investors superior long-term stock price appreciation regardless of industry-specific problems or large-scale economic trends.

In our view, the current backdrop of growth in the economy, low levels of inflation and interest rates, paired with adequate liquidity supported by Federal Reserve policy, should enable the U.S. equity market to show progress in the next year. However, a slowing U.S. economy could spur small-cap price volatility due to lower corporate earnings and employment growth. We believe our focus on identifying financially strong companies that can be purchased at attractive prices will enable the Portfolio to uncover exciting investment opportunities even during a slowing economy. Since small-cap stocks remain significantly undervalued with respect to relative earnings versus large-caps, we also expect that a period of strong performance by small-caps is likely during 1999.

STEPHEN J. MCGRUDER
Portfolio Manager
Lord, Abbett & Co.

(1)Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/98

                               % of portfolio
-------------------------------------------------
Plantronics, Inc.              4.87%
-------------------------------------------------
Orbital Sciences Corp.         4.54
-------------------------------------------------
Kross-O'Gara Company           3.28
-------------------------------------------------
Tarrant Apparel                1.90
-------------------------------------------------
CMGI, Inc.                     1.88
-------------------------------------------------
IMR Global Corp.               1.57
-------------------------------------------------
Championship Auto Racing       1.49
-------------------------------------------------
Micros Systems, Inc.           1.37
-------------------------------------------------
Ames Department Stores         1.36
-------------------------------------------------
Radisys Corp.                  1.35
-------------------------------------------------

                                   [PIE CHART]
TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/98

Technology    Finance      Multi-       Cash         Consumer Non     Capital      Consumer     Basic        Energy       Consumer
                           Industry                  Cyclicals        Goods        Cyclicals    Industry                  Services
-----------------------------------------------------------------------------------------------------------------------------------
32.74         2.68         21.07        2.45         21.02            1.83         10.28        1.29         5.59         1.05
-----------------------------------------------------------------------------------------------------------------------------------

  DEVELOPING GROWTH PORTFOLIO MANAGED BY LORD ABBETT VS. RUSSELL 2000 INDEX(2)
                           Growth Based on $10,000(+)
                                  [LINE CHART]
LA dev grow vs Rus 2000 plot points
                   LA Dev Growth            Russell 2000

                   10000                    10000
                   11190                    10732
"12/97"            10552                    10372
                   11732                    11416
"6/98"             11419                    10883
                   8927                     8691
"12/98"            11248                    10108

--------------------------------------------------------------------------
                                 Average Annual Return(1)
--------------------------------------------------------------------------
                                 1 Year             Since inception(+)
--------------------------------------------------------------------------
Developing Growth Portfolio
managed by Lord Abbett           6.60%              8.99%*
--------------------------------------------------------------------------
Russell 2000 Index(2)            9.19%              5.38%
--------------------------------------------------------------------------

*Portfolio commenced operations on 8/20/97.

(+)Index is shown from the first full month since Portfolio's inception.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Developing Growth Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

BALANCED PORTFOLIO                                For the period ended 12/31/98
MANAGED BY MISSISSIPPI VALLEY ADVISORS
Letter to Policyholders

Our economic outlook for 1999 calls for slower economic growth due in part to turbulent currency markets, stock markets and economic conditions in Southeast Asia, Latin America and Russia. The U.S. economy is already slowing and along with cheap imports, weak exports, and upward wage pressures will present a significant challenge to earnings growth. These implied risks are particularly worrisome with stocks at or near all-time record valuation levels.

STOCKS
The S&P 500 Index(1) reverted to its seven-year reputation of continued increased levels while closing at a new high of 1241.81 on December 29, 1998. Slower economic growth due to problems in Southeast Asia, Russia and Latin America justifies our cautious outlook.

BONDS
Following a profitable third quarter, the bond market faltered in the last quarter of the year, notwithstanding the bell-weather 30-year bond, which ended the year up 17.6%. In addition, the "flight to quality" theme enhanced returns along the entire yield curve. The bond market could show continued strength pending more information regarding the global macroeconomic environment.

The prospect of declining economic growth and corporate profits suggests a defensive portfolio asset mix.

--------------------------------------------------------------------------
                             Normal Range of Portfolio Assets
--------------------------------------------------------------------------
                         Current      Minimum           Maximum
--------------------------------------------------------------------------
Stocks                   55%          45%               70%
--------------------------------------------------------------------------
Bonds                    40%          25%               50%
--------------------------------------------------------------------------
Short-Term Investments   5%           5%                10%
--------------------------------------------------------------------------

(1) The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

PETER MERZIAN
Portfolio Manager
Mississippi Valley Advisors

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/98
                                    % of portfolio

---------------------------------------------------------------
Du Pont (8.25%, 9/06)               4.30%
---------------------------------------------------------------
U.S. Treasury (6.625%, 5/07)        4.07
---------------------------------------------------------------
U.S. Treasury (7.25%, 5/04)         4.05
---------------------------------------------------------------
JC Penney (7.60%, 4/07)             3.96
---------------------------------------------------------------
U.S. Treasury (6.125%, 8/07)        3.95
---------------------------------------------------------------
U.S. Treasury (5.625%, 5/08)        3.86
---------------------------------------------------------------
U.S. Treasury (6.375%, 8/02)        3.81
---------------------------------------------------------------
U.S. Treasury (6.375%, 5/00)        3.70
---------------------------------------------------------------
Walt Disney (5.250%, 11/03)         3.64
---------------------------------------------------------------
FNMA (7.00%, 2/16)                  2.46
---------------------------------------------------------------

                         BALANCED PORTFOLIO, MANAGED BY
                  MISSISSIPPI VALLEY ADVISORS VS. S&P 500 INDEX
                           Growth Based on $10,000(+)

                                  [LINE CHART]
MVA Balanced vs S&P 500 plot points
                                                    MVA Bal.         S&P 500

                                                    10000            10000
                                                    10510            10749
"Dec-97"                                            10601            11058
                                                    11346            12600
"Jun-98"                                            11327            13016
                                                    10760            11721
"Dec-98"                                            12013            14217


-----------------------------------------------------------------------------
                        Total Return(1)
-----------------------------------------------------------------------------
                        1 Year                  Since inception(+)
-----------------------------------------------------------------------------
Balanced Portfolio,
managed by MVA          13.31%                  12.97%*
-----------------------------------------------------------------------------
S&P 500 Index           28.58%                  26.44%
-----------------------------------------------------------------------------

*Portfolio commenced operations on 7/1/97.

(+)Index is shown from the first full month since Portfolio's inception.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Balanced Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

SMALL CAP EQUITY PORTFOLIO                        For the period ended 12/31/98
MANAGED BY MISSISSIPPI VALLEY ADVISORS
Letter to Policyholders
     The Small Cap Equity Portfolio is designed to take advantage of the opportunities in smaller capitalized companies. The objective is one of buying relative value in specialized segments of more mature industries. Also considered for purchase are small companies with unique features including turnarounds, asset values, high cash flows, or other factors which offer the potential for above average capital appreciation. Since we believe our strength is in stock selection and not in market timing, our objective is to stay fully invested and broadly diversified among economic sectors.

Since the market bottomed on October 8, 1998, the big winner in the market is - small company stocks. Since October 8th, small caps (price appreciation only as measured by the Russell 2000 Index(1)) rose 36.0% versus a 28.1% gain for the S&P 500 Index(2). Unfortunately, the bad news was that in the first six trading days of the quarter, the Russell 2000 Index declined 14.7% while the S&P 500 Index declined only 5.7%. As a result, for the quarter overall, the Russell 2000 Index lagged again, rising 16.3% versus the S&P 500 Index's gain of 20.9%. A further sour note is that the Russell 2000 Index underperformed in all four quarters of the year, showing a decline of -3.4% versus the S&P 500 Index full-year gain of 28.58%. This absolute underperformance of 30% stands out as the worst year ever for small company stocks relative to large company stocks in the 20 year history of the Russell 2000 Index. For comparison, the second worst year was 1990 when the Russell 2000 Index underperformed by 15%. On an absolute basis, performance last year was influenced by market capitalization -- essentially, the smaller the capitalization, the worse the performance. Unfortunately our $750 + million market cap remained well below the average small- to mid-cap manager.

Common Equity Unweighted Price Performance
(YTD as of 12/31/98)

---------------------------------------------------------------------------
By Capitalization                      Unweighted Performance
---------------------------------------------------------------------------
<250 Million                           -24.14%
---------------------------------------------------------------------------
250 Million - 2 Billion                -16.63%
---------------------------------------------------------------------------
2 Billion - 5 Billion                  -6.11%
---------------------------------------------------------------------------
5 Billion - 20 Billion                 6.19%
---------------------------------------------------------------------------
>20 Billion                            25.94%
---------------------------------------------------------------------------

Reasons for performance have been widely discussed but bear repeating. Problems in Asia, Russia and Latin America compounded by political problems in the U.S. and growing fears of a global recession have resulted in markets being extremely volatile and investors seeking the safe haven of treasury market securities and the lower risk of large company equity investments. Concerns over liquidity and the direction of corporate profits kept investors away from small company stocks. This extended period of underperformance has created an environment where small company stocks seem extraordinarily attractive vis-a-vis their larger counterparts. Growth rates are higher (15% plus vs. 8-10% for the S&P 500 Index) and valuations are significantly lower with P/E's on forward looking earnings of 16-17x versus 28-30x for large companies. These valuations at some point should lead to a period of extended outperformance. It is worth noting that, following the large underperformance in 1990, the Russell 2000 Index in the following three years increased 46%, 18% and 19% as compared to gains for the S&P 500 Index of 30%, 8% and 10%.

In direct contrast to the third quarter when virtually all industry groups suffered losses, the fourth quarter saw strength across the board in the various industry sectors within the Russell 2000 Index. The exceptions were energy and REITs, which declined. Particular strength was recorded in technology, where we have a significant overweighting, health care (excluding service companies such as nursing homes, which declined sharply), transportation and consumer growth. In this environment of inexpensive small company stocks, we are continuing to seek out the best relative values using our team of experienced analysts and our valuation tools. Our focus remains on those companies with secure industry positions, strong balance sheets and managements that can survive the turmoil. We continue to find excellent value in technology, selected financial stocks, health care and various cyclicals including broadcasters. Possible additions to the Portfolio in early 1999 may include energy, where valuations seem compelling. For the year 1999, the outlook is cloudy given liquidity concerns, the ongoing flight to safety and the general fear of the U.S. economy sliding into a global recession. However for those with a long-term horizon, the valuations in small company stocks remain compelling and should pay off for patient investors.

ROBERT J. ANTHONY
Portfolio Manager
Mississippi Valley Advisors

(1) The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

(2) The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE As of 12/31/98

                                         % of portfolio

---------------------------------------------------------------
PRI Automation                           3.04%
---------------------------------------------------------------
Superior Industries International        2.69
---------------------------------------------------------------
Smart Modular Tech                       2.63
---------------------------------------------------------------
Kulicke & Soffa Industries               2.56
---------------------------------------------------------------
Phototronics                             2.37
---------------------------------------------------------------
Amkor Technology                         2.29
---------------------------------------------------------------
National Data                            2.28
---------------------------------------------------------------
Metris                                   2.24
---------------------------------------------------------------
Dentsply                                 2.14
---------------------------------------------------------------
Curative Health Services                 1.91
---------------------------------------------------------------

                                   [PIE CHART]
TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/98

Technology      Consumer     Interest     Industrial   Consumer     Energy       Consumer     Capital
                Growth       Sensitive    Cyclical     Staples                   Cyclical     Goods
-------------------------------------------------------------------------------------------------------
29.3            24.4         14.2         12.7         7.2          3.9          4.8          3.5
-------------------------------------------------------------------------------------------------------

                     SMALL CAP EQUITY PORTFOLIO, MANAGED BY
               MISSISSIPPI VALLEY ADVISORS VS. RUSSELL 2000 INDEX
Growth Based on $10,000(+)
                                  [LINE CHART]
MVA sm cap vs rus 2000 plot points
                    MVA Small Cap          Russell 2000

                    10000                  10000
                    11190                  11488
"Dec-97"            10486                  11103
                    11724                  12220
"Jun-98"            11092                  11650
                    8658                   9303
"Dec-98"            10445                  10821

------------------------------------------------------------------------------
                                  Total Return(1)
------------------------------------------------------------------------------
                                  1 Year             Since inception(+)
------------------------------------------------------------------------------
Small Cap Equity Portfolio,
managed by MVA                    -0.39%             2.94%*
------------------------------------------------------------------------------
Russell 2000 Index                9.19%              5.38%
------------------------------------------------------------------------------

*Portfolio commenced operations on 7/1/97.

(+)Index is shown from the first full month since Portfolio's inception.
(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Equity Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

EQUITY INCOME PORTFOLIO                           For the period ended 12/31/98
MANAGED BY MISSISSIPPI
VALLEY ADVISORS
Letter to Policyholders

The Equity Income Portfolio seeks to provide an above-average level of income consistent with long-term capital appreciation. In pursuing its objective, the Portfolio utilizes a value discipline that bases stock selection on a number of fundamental criteria including, but not limited to, the following: forecasted price earnings ratio, dividend yield, cash flow, asset value, book value and total return potential. Economic sector diversification is driven from the Russell 1000 Value Index(1), which is representative of a large-capitalization, value-oriented investment benchmark. As we believe our strength is in stock selection, the objective of the Portfolio is to be relatively sector neutral versus the benchmark and be fully invested.

Our economic outlook for 1999 calls for slower economic growth due in part to turbulent currency markets, stock markets and economic conditions in Southeast Asia, Latin America and Russia. The U.S. economy is already slowing and along with cheap imports, weak exports, and upward wage pressures will present a significant challenge to earnings growth. These implied risks are particularly worrisome with stocks at or near all-time record valuation levels. With regard to the highly visible and well-publicized problems in Southeast Asia, our approach has been from the outset to minimize investment exposure. Our portfolio exposure is very limited by design with emphasis on industries that are predominately domestic and/or directly subject to negative commodity price fallout. We are specifically avoiding companies in industries with direct export and competitive exposures such as autos, aerospace and industrial machinery.

The principal risk in the equity markets at the present time would appear to be valuations, which by nearly all measures are at all time highs and are superimposed upon slowing profit growth. The recent stock market phenomenon has all the characteristics of a classic liquidity bubble. Interest rates have plunged to below 5% on the 30-year Treasury bond versus 8% in early 1995. Cash is flooding into mutual funds as baby boomers finance their expected retirements. Foreign investors are avoiding currency and economic risk in most of the Asian markets as well as selected other trouble spots such as Brazil and Russia. Fully one-third of the world's economy is facing currency crisis and a rapid decline in its rate of growth. Fundamentals have become secondary considerations to money flows. Perhaps most disturbing is the continued narrowness of the market as the largest of the large companies, otherwise known as the "nifty-fifty," dominate performance. The largest 50 stocks outperformed the rest of the market, gaining 40% versus the 17% for the other 450 stocks in the S&P 500 Index.(2)

(1) The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select. The index does not reflect any expenses.

(2) The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

GREGORY A. GLIDDEN
Portfolio Manager
Mississippi Valley Advisors

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/98
------------------------------------------------------------------------
                                       % of portfolio

------------------------------------------------------------------------
Applied Materials                      2.3%
------------------------------------------------------------------------
Dillards                               2.3
------------------------------------------------------------------------
Comerica                               2.2
------------------------------------------------------------------------
First Data Corp.                       2.2
------------------------------------------------------------------------
Heller Financial                       2.2
------------------------------------------------------------------------
First Union                            2.1
------------------------------------------------------------------------
USX                                    2.1
------------------------------------------------------------------------
May Dept. Stores                       2.1
------------------------------------------------------------------------
FMC Corp.                              2.1
------------------------------------------------------------------------
National City Corp.                    2.1
------------------------------------------------------------------------

                                  [PIE CHART]
TOP TEN PORTFOLIO PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/98

Interest          Industrial        Energy       Consumer      Consumer       Consumer        Capital        Technology
Sensitive         Cyclical                       Growth        Staple         Cyclical        Goods
-------------------------------------------------------------------------------------------------------------------------------
40.4              18.9              12.2         10.2          2.9            6.2             4.7            4.5
-------------------------------------------------------------------------------------------------------------------------------

                      EQUITY INCOME PORTFOLIO, MANAGED BY
                  MISSISSIPPI VALLEY ADVISORS VS. RUSSELL 1000
                           Growth Based on $10,000(+)
                                  [LINE CHART]

MVA Equity Income vs Russell 1000 plot points
                  MVA Equity Inc.      Russell 1000

                  10000                10000
                  10900                10873
"Dec-97"          11269                11200
                  12656                12698
"Jun-98"          12427                13015
                  11266                11673
"Dec-98"          12323                14227

-----------------------------------------------------------------------------
                                 Total Return(1)
-----------------------------------------------------------------------------
                                 1 Year                Since inception(+)
-----------------------------------------------------------------------------
Equity Income Portfolio,
managed by MVA                   9.35%                 14.90%*
-----------------------------------------------------------------------------
Russell 1000 Index               27.02%                26.49%
-----------------------------------------------------------------------------

*Portfolio commenced operations on 7/1/97.

(+)Index is shown from the first full month since Portfolio's inception.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Equity Income Portfolio managed by MississippiValley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

GROWTH & INCOME EQUITY PORTFOLIO                  For the period ended 12/31/98
MANAGED BY MISSISSIPPI VALLEY ADVISORS
Letter to Policyholders

For the fourth quarter of 1998, stock prices staged a dramatic recovery on the heels of a third quarter correction. Most large cap indices posted gains in excess of 20% for the fourth quarter and the S&P 500 Index(1) finished the year up 28%, an unprecedented four consecutive gains in excess of 20%. Despite growing signs of a weakening global economy, currency concerns and disappointing corporate earnings growth, stock prices bounded sharply higher over the most recent quarter as central banks around the world began an aggressive and concerted easing of credit. Investors still not convinced that the Fed easings came quickly enough, once again favored the nifty few large cap issues still demonstrating earnings growth. Although markets did begin to broaden somewhat in the quarter, it was too little too late to change 1998 performance results. Once again, the "favored few" dominated the returns of the S&P 500 Index. The largest 50 stocks outperformed the rest of the market, gaining 40% versus the 17% for the other 450 stocks in the S&P 500 Index.

Our economic outlook for 1999 calls for slower economic growth due in part to the turbulent currency and stock markets in Southeast Asia, Russia and Latin America. In addition, cheap imports, weak exports and upward wage pressures will present a significant challenge to earnings growth in 1999. These implied risks are particularly worrisome with stocks near record valuation levels - as are the implications of the recent hedge fund debacle. Therefore, we continue to be cautious and continue to focus upon the best relative values.

With regard to the highly visible and well-publicized problems in Southeast Asia, our approach has been from the outset to minimize investment exposure. The magnitude of the situation and the potential impact on worldwide economic growth is impossible to analyze at this point. Therefore, our portfolio exposure is very limited by design, with emphasis on industries that are predominately domestic and/or not directly subject to negative commodity price fallout. We are specifically avoiding companies in industries with direct export and competitive exposures such as auto, aerospace and industrial machinery.

Despite our reservations in relation to the overall market, we continue to find individual stocks and selected industries attractive. We especially like those companies and industries that have visible and predictable earnings growth prospects, and/or consolidation potential such as healthcare, retailing, financial services and energy. Our Portfolio continues in a defensive posture, well diversified and biased toward noncyclical predictable growth and companies whose unique earnings and product cycle will be relatively unaffected by the overall macroeconomic environment.


Timothy S. Engelbrecht
Portfolio Manager
Mississippi Valley Advisors

(1)The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.


TOP 10 HOLDINGS BY MARKET VALUE
As of 12/31/98

------------------------------------------------------------------
                                        % of portfolio
------------------------------------------------------------------
Office Depot                            2.73%
------------------------------------------------------------------
Sealed Air Corp.                        2.42
------------------------------------------------------------------
SLM Holding Corp.                       2.4
------------------------------------------------------------------
MBNA                                    2.36
------------------------------------------------------------------
Adaptec                                 2.34
------------------------------------------------------------------
First Data                              2.27
------------------------------------------------------------------
Bristol-Myers Squibb                    2.23
------------------------------------------------------------------
Wal Mart Stores Inc.                    2.23
------------------------------------------------------------------
Chase Manhattan Corp.                   2.2
------------------------------------------------------------------
GTE                                     2.2
------------------------------------------------------------------

                                   [PIE CHART]
TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/98

Technology      Consumer     Interest     Industrial     Consumer     Energy      Consumer       Capital
                Growth       Sensitive    Cyclical       Staples                  Cyclical       Goods
--------------------------------------------------------------------------------------------------------------
12.2            23.7         27.1         11.7           9.1          10.4        1.7            4.1
--------------------------------------------------------------------------------------------------------------

                  GROWTH & INCOME EQUITY PORTFOLIO, MANAGED BY
                  MISSISSIPPI VALLEY ADVISORS VS. S&P 500 INDEX
                           Growth Based on $10,000(+)

                                  [LINE CHART]

MVA G&I vs S&P500 PLOT POINTS

                 MVA G&I                             S&P 500

                 10000                               10000
                 10772                               10749
Dec-97           10826                               11058
                 12191                               12600
Jun-98           11976                               13016
                 10344                               11721
Dec-98           12445                               14217


------------------------------------------------------------------------------
                               Total Return(1)
------------------------------------------------------------------------------
                               1 Year                 Since inception+
------------------------------------------------------------------------------
Growth and Income Equity
Portfolio, managed by MVA      14.95%                 15.65%*
------------------------------------------------------------------------------
S&P 500 Index                  28.58%                 26.44%
------------------------------------------------------------------------------


*Portfolio commenced operations on 7/1/97.

(+)Index is shown from the first full month since Portfolio's inception.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth and Income Equity Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees
Cova Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio, Money Market Portfolio, Quality Income Portfolio, Stock Index Portfolio, VKAC Growth and Income Portfolio, High Yield Portfolio, Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio, Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio, portfolios of Cova Series Trust (the Trust), as of December 31, 1998 and the related statements of operations for the year then ended and statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio, Money Market Portfolio, Quality Income Portfolio, Stock Index Portfolio, VKAC Growth and Income Portfolio, High Yield Portfolio, Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio, Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio, as of December 31, 1998, the results of their operations for the year then ended, changes in their net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Boston, Massachusetts
February 5, 1999

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                                SHARES      (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.2%
ADVERTISING - 0.8%
HA-LO Industries, Inc. * .............................     17,000   $    639,625
                                                                     -----------

AEROSPACE & DEFENSE - 0.9%
Orbital Sciences Corp. * .............................     15,800        699,150
                                                                     -----------

AUTOMOTIVE - 2.8%
Intermet Corp. .......................................     28,300        369,669
Lithia Motors, Inc. * ................................     24,500        404,250
Modine Manufacturing Co. .............................     14,400        522,000
Sonic Automotive, Inc. * .............................     15,800        544,113
Wabash National Corp. ................................     18,500        375,781
                                                                     -----------
                                                                       2,215,813
                                                                     -----------
BANKING - 8.8%
BancorpSouth, Inc. ...................................      4,400         79,475
Bank North Group, Inc. ...............................     18,200        684,775
Bank of Commerce .....................................     13,600        227,800
Bank United Corp. ....................................     25,300        993,025
Colonial Bancgroup, Inc. .............................     56,400        676,800
Commercial Federal Corp. .............................     13,850        321,147
Community First Bankshares, Inc. .....................     23,200        488,650
Flagstar Bancorp, Inc. ...............................     21,900        572,138
GBC Bancorp ..........................................      9,900        254,925
Hamilton Bancorp, Inc. * .............................      5,100        136,106
Investors Financial Services Corp. ...................      2,400        143,100
Irwin Financial Corp. ................................      4,400        119,625
National Commerce Bancorp ............................     44,700        840,919
Prime Bancshares, Inc. ...............................     10,000        172,500
Republic Banking Corp. of Florida ....................     13,500        143,438
Southwest Bancorporation of Texas, Inc. * ............      7,200        128,700
Summit Bancshares, Inc. ..............................      4,000         74,500
Sun Bancorp, Inc. * ..................................      4,200         77,700
TeleBanc Financial Corp. * ...........................      6,600        224,400
Trustco Bank Corp. N.Y ...............................     10,898        326,940
Westamerica Bancorp ..................................      6,000        220,500
                                                                     -----------
                                                                       6,907,163
                                                                     -----------
BEVERAGES, FOOD & TOBACCO - 1.3%
American Italian Pasta Co. * .........................     10,000        263,750
Beringer Wine Estates Holdings, Inc. * ...............      7,000        312,813
Coors (Adolph), Co. ..................................      3,200        180,600
Kensey Nash Corp. * ..................................     28,800        232,200
                                                                     -----------
                                                                         989,363
                                                                     -----------
BUILDING MATERIALS - 0.1%
Rock of Ages Corp. * .................................      6,100         86,925
                                                                     -----------

CHEMICALS - 2.7%
Albemarle Corp. ......................................      2,100         49,875
Bush Boake Allen, Inc. * .............................     17,500        616,875
General Chemical Group, Inc. .........................     10,500        145,688
Geon Co. (The) .......................................     30,100        692,300
Minerals Technologies, Inc. ..........................      3,000        122,813
Tetra Technologies, Inc. * ...........................     23,000        251,563
USEC, Inc. ...........................................     18,600        258,075
                                                                     -----------
                                                                       2,137,189
                                                                     -----------
COMMERCIAL SERVICES - 2.3%
Century Business Services, Inc. * ....................      5,700         82,116
Comfort Systems USA, Inc. * ..........................     10,600        189,475
On Assignment, Inc. * ................................      6,000        204,938
Pinkertons, Inc. * ...................................     17,150        365,509
Service Experts, Inc. * ..............................     10,000        292,500
Steiner Leisure Ltd. * ...............................     12,225        391,200
Wackenhut Corrections Corp. * ........................      9,200        263,350
                                                                     -----------
                                                                       1,789,088
                                                                     -----------
COMMUNICATIONS - 4.5%
ANTEC Corp. * ........................................     10,400        209,300
Concord Communications, Inc. * .......................      1,400         80,150
Excel Switching Corp. * ..............................     18,000        684,000
Exodus Communications, Inc. * ........................     12,800        822,400
L-3 Communications Holdings, Inc. * ..................      7,800        363,188
MetroNet Communications Corp. * ......................     23,300        780,550
Proxim, Inc. * .......................................     18,000        480,375
Tekelec * ............................................      4,200         69,563
                                                                     -----------
                                                                       3,489,526
                                                                     -----------
COMPUTER SOFTWARE & PROCESSING - 9.3%
Aspect Development, Inc. * ...........................      9,400        416,538
Avid Technology, Inc. * ..............................      6,800        158,950
BroadVision, Inc. * ..................................     13,800        441,600
Cognex Corp. * .......................................      7,600        152,000
Concur Technologies, Inc. * ..........................      1,000         30,219
Condor Technology Solutions, Inc. * ..................     18,500        185,000
CSG Systems International, Inc. * ....................      9,100        718,900
Digital River, Inc. * ................................      5,100        182,325
Eclipsys Corp. * .....................................      3,000         86,813
Equant N.V. * ........................................      3,400        230,563
Exchange Applications, Inc. * ........................      1,000         19,563
HNC Software, Inc. * .................................     17,800        719,788
IDX Systems Corp. * ..................................      5,600        246,400
Legato Systems, Inc. * ...............................      6,900        454,969
Macromedia, Inc. * ...................................     14,300        481,731
MAPICS, Inc. * .......................................     29,200        481,800
Metro Informaton Services, Inc. * ....................     13,000        390,000
New Era of Networks, Inc. * ..........................      5,900        259,600
Pinnacle Systems, Inc. * .............................     11,500        411,125
Source Information Management Co. (The) * ............     11,400        131,100
Transaction Systems Architects, Inc. * ...............      8,400        420,000
TSI International Software Ltd. * ....................      3,300        159,638
Visio Corp. * ........................................     12,700        464,344
                                                                     -----------
                                                                       7,242,966
                                                                     -----------
COMPUTERS & INFORMATION - 2.0%
CNet, Inc. * .........................................      4,700        257,619
HMT Technology Corp. * ...............................     42,200        540,688
Maxtor Corp. * .......................................     43,800        613,200
Visual Networks, Inc. * ..............................      3,400        127,394
                                                                     -----------
                                                                       1,538,901
                                                                     -----------
CONSUMER SERVICES - 0.6%
Education Management Corp. * .........................     20,600        486,675
                                                                     -----------

CONTAINERS & PACKAGING - 0.6%
AptarGroup, Inc. .....................................      6,200        173,988
Ivex Packaging Corp. * ...............................     14,000        325,500
                                                                     -----------
                                                                         499,488
                                                                     -----------
ELECTRIC UTILITIES - 1.9%
Central Hudson Gas & Electric ........................     17,100        765,225
Cleco Corp. ..........................................     21,000        720,563
                                                                     -----------
                                                                       1,485,788
                                                                     -----------
ELECTRICAL EQUIPMENT - 1.8%
Applied Power Inc. ...................................      7,300        275,575
BOLDER Technologies Corp. * ..........................      9,200        113,850
MagneTek, Inc. * .....................................     21,600        249,750
MicroStratetgy, Inc. * ...............................     12,700        400,050
Veeco Intruments, Inc. * .............................      6,800        361,250
                                                                     -----------
                                                                       1,400,475
                                                                     -----------
ELECTRONICS - 4.6%
Anixter International, Inc. * ........................     30,800        625,625
Applied Micro Circuits Corp. * .......................      9,500        322,704
ATMI, Inc. * .........................................     21,200        535,300
Exar Corp. * .........................................     11,100        178,988
Hutchinson Technology, Inc. * ........................     10,500        374,063
Input/Output, Inc. * .................................     19,700        144,056
Integrated Device Technology, Inc. * .................     33,800        207,025
Quickturn Design Systems, Inc. * .....................     14,600        208,963
SDL, Inc. * ..........................................     14,300        566,638
Sipex Corp. * ........................................     11,700        410,963
                                                                     -----------
                                                                       3,574,325
                                                                     -----------
ENTERTAINMENT & LEISURE - 1.2%
Cinar Films, Inc. * ..................................     12,400        314,650
Imax Corp. * .........................................     15,600        493,350
MGM Grand, Inc. * ....................................      5,800        157,325
                                                                     -----------
                                                                         965,325
                                                                     -----------
FINANCIAL SERVICES - 3.0%
Allied Capital Corp. .................................      8,400        145,425
First Federal Financial Corp. * ......................     36,400        650,650
Heller Financial, Inc. ...............................      5,900        173,313
ITT Educational Services, Inc. * .....................     16,200        550,800
Litchfield Financial Corp. ...........................     28,830        547,770
Ocwen Financial Corp. * ..............................     22,100        272,106
                                                                     -----------
                                                                       2,340,064
                                                                     -----------
FOREST PRODUCTS & PAPER - 2.1%
Caraustar Industries, Inc. ...........................     35,300      1,008,256
Universal Forest Products, Inc. ......................     31,600        633,975
                                                                     -----------
                                                                       1,642,231
                                                                     -----------
HEALTH CARE PROVIDERS - 2.8%
Alternative Living Services, Inc. * ..................     26,360        902,830
Pediatrix Medical Group, Inc. * ......................     10,000        599,375
Renal Care Group, Inc. * .............................     16,250        468,203
Sierra Health Services, Inc. * .......................        400          8,425
Sunrise Assisted Living, Inc. * ......................      4,300        223,063
                                                                     -----------
                                                                       2,201,896
                                                                     -----------
HEAVY MACHINERY - 1.2%
IDEXX Corp. ..........................................     25,950        635,775
Sauer, Inc. ..........................................     15,300        115,706
Smith International, Inc. * ..........................      6,500        163,719
                                                                     -----------
                                                                         915,200
                                                                     -----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.3%
Bush Industries ......................................     16,900        210,194
D.R. Horton, Inc. ....................................     49,100      1,129,300
Interface, Inc. ......................................     12,100        112,304
Select Comfort Corp. * ...............................      1,200         32,025
Stanley Furniture Co., Inc. * ........................     17,600        321,200
                                                                     -----------
                                                                       1,805,023
                                                                     -----------
INDUSTRIAL - DIVERSIFIED - 0.3%
ABC Rail Products Corp. * ............................     11,100        135,281
Shaw Group, Inc. * ...................................     16,600        132,800
                                                                     -----------
                                                                         268,081
                                                                     -----------
INSURANCE - 3.9%
Annuity and Life Re (Holdings), Ltd. .................     15,300        413,100
ARM Financial Group, Inc. ............................     14,100        312,844
Capital RE Corp. .....................................     46,800        938,925
MONY Group, Inc. (The) * .............................      1,700         53,231
RenaissanceRe Holdings Ltd. ..........................     35,400      1,296,503
                                                                     -----------
                                                                       3,014,603
                                                                     -----------
LODGING - 0.2%
Extended Stay America, Inc. * ........................     12,800        134,400
                                                                     -----------

MEDIA - BROADCASTING & PUBLISHING - 0.8%
Banta Corp. ..........................................      8,800        240,900
Emmis Broadcasting Corp. * ...........................      7,200        312,300
Journal Register, Co. * ..............................      4,400         66,000
                                                                     -----------
                                                                         619,200
                                                                     -----------
MEDICAL SUPPLIES - 2.6%
Aspen Technologies, Inc. * ...........................     14,500        210,250
CONMED Corp. * .......................................     10,500        346,500
Endocardial Solutions, Inc. * ........................     10,000        100,000
Focal, Inc. * ........................................     12,100        116,463
Lifeline Systems, Inc. * .............................      2,700         67,500
ResMed, Inc. * .......................................      4,600        208,725
Sangstat Medical Corp. * .............................     29,200        621,700
Sola International, Inc. * ...........................     17,900        308,775
Vital Signs, Inc. ....................................      4,700         82,250
                                                                     -----------
                                                                       2,062,163
                                                                     -----------
MEDICAL & BIO-TECHNOLOGY - 0.1%
Affymetrix, Inc. * .................................        2,800         67,638
                                                                     -----------

METALS - 3.1%
Amcast Industrial Corp. ............................       12,000        229,500
Commercial Metals Co. ..............................       32,000        888,000
Mueller Industries * ...............................       52,100      1,058,281
Schnitzer Steel Industries, Inc. ...................       15,300        219,938
Steel Technologies, Inc. ...........................        7,700         51,975
                                                                     -----------
                                                                       2,447,694
                                                                     -----------
OIL & GAS - 4.1%
Atmos Energy Corp. .................................       23,400        754,650
Devon Energy Corp. .................................       15,100        463,390
National-Oilwell, Inc. * ...........................       14,600        163,338
Newfield Exploration Co. * .........................       26,900        561,538
Public Service Co. of North Carolina ...............        9,500        247,000
St. Mary Land & Exploration Co. ....................       11,500        212,750
Tesoro Petroleum Corp. * ...........................       15,000        181,875
Wicor, Inc. ........................................       30,000        654,375
                                                                     -----------
                                                                       3,238,916
                                                                     -----------
PHARMACEUTICALS - 5.7%
Applied Analytical Industries, Inc. * ..............       31,500        547,313
Hubco, Inc. ........................................       17,904        539,358
Human Genome Sciences, Inc. * ......................       24,500        871,006
IDEC Pharmaceuticals Corp. * .......................        8,500        399,500
Incyte Pharmaceuticals, Inc. * .....................        9,000        336,375
Kos Pharmaceuticals, Inc. * ........................       16,500         96,938
Ligand Pharmaceuticals * ...........................       39,600        460,350
Millennium Pharmaceuticals, Inc. * .................       17,200        445,050
U.S. Bioscience, Inc. * ............................       13,400         96,313
Ventana Medical Systems, Inc. * ....................       29,300        633,613
                                                                     -----------
                                                                       4,425,816
                                                                     -----------
REAL ESTATE - 6.8%
Amresco, Inc. * ....................................       15,800        138,250
Arden Realty Group, Inc. (REIT) ....................       18,600        431,288
Burnham Pacific Properties, Inc. (REIT) ............       33,400        402,888
CBL & Associates Properties, Inc. (REIT) ...........       10,500        271,031
Charles E. Smith Residential Realty, Inc. (REIT) ...        4,900        157,413
Cousins Properties, Inc. (REIT) ....................       19,500        628,875
ElderTrust (REIT) ..................................        5,700         65,550
Federal Realty Investment Trust (REIT) .............        1,200         28,350
LaSalle Hotel Properties (REIT) ....................       10,200        105,825
Macerich Co. (The) (REIT) ..........................        9,800        251,125
Manufactured Home Communities, Inc. (REIT) .........       16,600        416,038
MeriStar Hospitality Corp. (REIT) ..................       20,512        380,754
Mills Corp. (REIT) .................................       10,900        216,638
National Golf Properties, Inc. (REIT) ..............       12,300        355,931
Post Properties, Inc. (REIT) .......................       19,267        740,575
Weeks Corp. (REIT) .................................       24,400        687,775
                                                                     -----------
                                                                       5,278,306
                                                                     -----------
RESTAURANTS - 0.7%
CEC Entertainment, Inc. * ..........................        8,100        224,775
Papa John's International, Inc. * ..................        5,300        233,863
P.F. Chang's China Bistro, Inc. * ..................        2,400         53,850
                                                                     -----------
                                                                         512,488
                                                                     -----------
RETAILERS - 2.8%
Fingerhut Co., Inc. ................................       19,400        299,488
Garden Ridge Corp. * ...............................       39,600        358,875
O'Reilly Automotive, Inc. * ........................        2,300        108,675
PETsMART, Inc. * ...................................       26,900        295,900
School Specialty, Inc. * ...........................        8,900        190,238
ShopKo Stores, Inc. * ..............................       15,600        518,700
Ticketmaster Online-CitySearch, Inc. * .............        1,100         62,700
Urban Outfitters, Inc. * ...........................       21,600        364,500
                                                                     -----------
                                                                       2,199,076
                                                                     -----------
TELEPHONE SYSTEMS - 2.6%
Concentric Network Corp. * .........................       30,400      1,010,800
Global Crossing Ltd. * .............................        9,700        437,713
Intermedia Communications of Florida, Inc. * .......        6,500        112,125
ITC DeltaCom, Inc. * ...............................        4,500         68,625
NEXTLINK Communications, Inc. * ....................        4,700        133,363
Teligent, Inc. * ...................................       10,300        296,769
                                                                     -----------
                                                                       2,059,395
                                                                     -----------
TEXTILES, CLOTHING & FABRICS - 0.2%
Columbia Sportswear Co. * ..........................        7,100        119,813
                                                                     -----------

TRANSPORTATION - 3.0%
Allied Holdings, Inc. * ............................       24,400        350,750
American Freightways Corp. * .......................        8,200         94,557
C.H. Robinson Worldwide, Inc. ......................       14,900        386,469
Genesee & Wyoming, Inc. * ..........................        9,400        119,850
Jevic Transportation, Inc. * .......................        3,000         23,625
Pegasus Systems, Inc. * ............................        7,400        266,400
Werner Enterprises, Inc. ...........................       37,875        669,914
Willis Lease Finance Corp. * .......................       26,900        423,675
                                                                     -----------
                                                                       2,335,240
                                                                     -----------
WATER COMPANIES - 0.7%
American States Water Co. ..........................        8,100   $    220,725
E-Town Corp. .......................................        7,400        350,575
                                                                     -----------
                                                                         571,300
                                                                     -----------

TOTAL INVESTMENTS - 95.2%
(Cost $70,317,093)                                                    74,406,328

Other Assets and Liabilities (net) - 4.8%                              3,754,980
                                                                     -----------

TOTAL NET ASSETS - 100.0%                                           $ 78,161,308
                                                                     ===========



PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

REIT - Real Estate Investment Trust

                       See notes to financial statements

COVA SERIES TRUST
QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------------------------------------
  PAR/Share   SECURITY                                                                                                       VALUE
  AMOUNT      DESCRIPTION                                                                COUPON       MATURITY              (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
              DOMESTIC BONDS AND DEBT SECURITIES - 90.5%
              ASSET BACKED SECURITIES - 1.8%
  $395,000    Discover Card Master Trust ......................................          5.600%       05/15/06          $    390,618
   100,000    First Omni Credit Card Master Trust .............................          6.650%       09/15/03               103,005
    53,963    Premier Auto Trust ..............................................          6.150%       03/06/00                54,084
   156,423    Premier Auto Trust ..............................................          6.050%       04/06/00               156,884
    91,667    Sears Credit Account Master Trust ...............................          6.500%       10/15/03                92,272
    15,091    World Omni Automobile Securitization Trust ......................          6.300%       06/25/02                15,093
    14,323    World Omni Lease Trust ..........................................          5.950%       11/15/02                14,328
                                                                                                                         -----------
                                                                                                                             826,284
                                                                                                                         -----------
              CORPORATE BONDS - 22.2%
   735,000    Aerial Communications, Inc. (144A)^ .............................          +            02/01/08               339,216
   200,000    Amsouth Bank of Alabama .........................................          6.450%       02/01/18               208,200
   500,000    Armstrong World Industries, Inc. ................................          6.350%       08/15/03               507,868
   250,000    Associates Corp. of North America ...............................          6.250%       11/01/08               258,425
    60,000    Banc One Corp. ..................................................          7.625%       10/15/26                68,996
    50,000    CalEnergy Co., Inc. .............................................          7.520%       09/15/08                53,462
   200,000    Canadian Imperial Bank ..........................................          6.200%       08/01/00               202,667
   125,000    Clear Channel Communications, Inc. ..............................          7.250%       10/15/27               126,338
   100,000    Columbia Energy Group ...........................................          7.620%       11/28/25               104,772
   250,000    Columbus Southern Power .........................................          6.850%       10/03/05               263,752
   750,000    Comcast Cable Communications ....................................          6.200%       11/15/08               765,225
   600,000    Cox Communications, Inc. ........................................          6.150%       08/01/03               612,387
   650,000    Crestar Capital Trust (144A)^ ...................................          8.160%       12/15/26               718,705
   300,000    EOP Operating L.P. (144A)^ ......................................          6.376%       02/15/02               299,358
   225,000    Fleet Capital Ltd. ..............................................          7.920%       12/11/26               248,738
   200,000    Ford Motor Credit Co. ...........................................          7.470%       07/29/99               202,361
   500,000    Ford Motor Credit Co. (b) .......................................          6.625%       06/30/03               518,989
   500,000    General Motors Acceptance Corp. (b) .............................          6.750%       11/04/04               528,254
    60,000    Glenborough Realty Trust, Inc. (REIT) (144A)^ ...................          7.625%       03/15/08                57,579
   200,000    Household Finance Corp. .........................................          6.125%       02/27/03               200,500
   225,000    Ingersoll-Rand Co. ..............................................          6.391%       11/15/27               231,392
   125,000    Kincaid Generation LLC (144A)^ ..................................          7.330%       06/15/20               124,822
   225,000    Laidlaw, Inc. ...................................................          6.500%       05/01/05               221,099
   200,000    LASMO (USA), Inc. ...............................................          7.500%       06/30/06               204,928
    75,000    Lenfest Communications, Inc. (144A)^ ............................          7.625%       02/15/08                77,625
   300,000    National Fuel Gas Co. (b) .......................................          6.214%       08/12/27               316,212
    10,000    NationsBank Corp. ...............................................          7.250%       10/15/25                10,899
    30,000    News America Holdings, Inc. .....................................          7.700%       10/30/25                32,325
   100,000    NGC Corp. .......................................................          7.625%       10/15/26               101,994
   216,075    Oil Purchase Co. (144A)^ ........................................          7.100%       10/31/02               207,408
   150,000    PacifiCorp ......................................................          6.750%       07/15/04               158,832
    50,000    Rural/Metro Corp. ...............................................          7.875%       03/15/08                45,750
   500,000    Statoil .........................................................          6.500%       12/01/28               490,275
    60,000    Stena AB ........................................................          8.750%       06/15/07                57,450
   400,000    Tele-Communications TCI Group ...................................          7.875%       08/01/13               468,099
    70,000    Tele-Communications TCI Group ...................................          7.875%       02/15/26                83,109
    60,000    Tricon Global Restaurants, Inc. .................................          7.450%       05/15/05                61,920
   100,000    U.S. Cellular Corp. .............................................          7.250%       08/15/07               106,337
    65,000    Weeks Realty L.P. ...............................................          6.875%       03/15/05                61,882
   500,000    Western Resources, Inc. .........................................          6.250%       08/15/03               514,229
   200,000    Williams Companies, Inc. ........................................          6.125%       02/01/01               200,841
   100,000    WorldCom, Inc. ..................................................          7.750%       04/01/27               114,631
                                                                                                                         -----------
                                                                                                                          10,177,851
                                                                                                                         -----------
              CORPORATE MORTGAGE BACKED SECURITIES - 7.4%
   336,058    Deutsche Mortgage and Asset Receiving Corp. .....................          6.220%       06/15/31               341,824
   401,459    LB Commercial Conduit Mortgage Trust ............................          6.330%       11/18/04               410,514
   331,125    Merrill Lynch Mortgage Investors, Inc. ..........................          6.220%       02/15/30               337,511
   200,000    Money Store Home Equity Trust (The) .............................          7.000%       04/15/28               206,214
   235,000    Money Store Home Equity Trust (The) .............................          6.485%       12/15/38               238,822
   313,367    Morgan Stanley Capital, Inc. ....................................          6.190%       01/15/07               319,699
   227,181    Morgan Stanley Capital, Inc. ....................................          6.250%       07/15/07               232,373
   125,732    Morgan Stanley Capital, Inc. ....................................          6.590%       10/03/30               130,313
  $121,407    Mortgage Capital Funding, Inc. ..................................          6.525%       01/20/07               125,234
   383,909    Mortgage Capital Funding, Inc. ..................................          6.417%       06/18/07               395,017
   284,872    Nomura Asset Securities Corp. ...................................          6.280%       03/17/28               292,500
   376,782    Ocwen Residential Corp. (144A)^ .................................          4.000%       10/25/30               377,194
                                                                                                                         -----------
                                                                                                                           3,407,215
                                                                                                                         -----------
              MUNICIPAL OBLIGATIONS - 2.0%
   925,000    Illinois Power Special Purpose Trust ............................          5.340%       06/25/05               918,496
                                                                                                                         -----------

              U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 34.2%
   325,000    Federal Home Loan Mortgage Corp. ................................          6.500%       07/15/16               327,101
   150,000    Federal Home Loan Mortgage Corp. ................................          6.500%       09/15/23               154,941
    50,658    Federal Home Loan Mortgage Corp. ................................          8.500%       08/01/26                53,081
   150,000    Federal National Mortgage Association ...........................          6.500%       11/25/07               153,270
   329,971    Federal National Mortgage Association ...........................          7.000%       05/01/11               337,395
   135,934    Federal National Mortgage Association ...........................          7.000%       05/01/12               138,992
   538,244    Federal National Mortgage Association ...........................          7.000%       05/01/12               550,355
    25,238    Federal National Mortgage Association ...........................          7.000%       09/01/12                25,806
   299,207    Federal National Mortgage Association ...........................          6.500%       02/01/13               303,601
 1,155,000    Federal National Mortgage Association (a) .......................          6.000%       01/01/28             1,139,841
   200,000    Federal National Mortgage Association (a) .......................          6.500%       01/14/28               201,313
 1,535,000    Federal National Mortgage Association ...........................          6.000%       01/14/28             1,502,381
 2,250,000    Federal National Mortgage Association (a) .......................          6.500%       01/14/28             2,264,766
 2,000,000    Federal National Mortgage Association (a) .......................          6.000%       01/14/28             1,973,750
   994,628    Federal National Mortgage Association ...........................          7.000%       06/01/28             1,015,143
   463,988    Federal National Mortgage Association ...........................          7.000%       08/01/28               473,558
   976,155    Federal National Mortgage Association ...........................          7.000%       09/01/28               997,259
    82,264    Government National Mortgage Association ........................          7.500%       02/15/27                84,912
   609,421    Government National Mortgage Association ........................          7.000%       04/15/28               624,279
   298,226    Government National Mortgage Association ........................          7.000%       05/15/28               305,401
    62,400    Government National Mortgage Association ........................          7.000%       05/15/28                66,222
   307,732    Government National Mortgage Association ........................          7.000%       05/15/28               315,235
   246,382    Government National Mortgage Association ........................          7.000%       07/15/28               252,310
   355,196    Government National Mortgage Association ........................          7.000%       07/15/28               363,742
   460,618    Government National Mortgage Association ........................          7.000%       07/15/28               471,701
 1,009,177    Government National Mortgage Association ........................          7.000%       11/15/28             1,033,458
   242,217    Government National Mortgage Association ........................          7.000%       11/15/28               248,045
   270,000    Government National Mortgage Association Commitment (a) .........          7.000%       01/01/28               276,328
                                                                                                                         -----------
                                                                                                                          15,654,186
                                                                                                                         -----------
              U.S. TREASURY SECURITIES - 22.9%
   440,000    U.S. Treasury Bond (b) ..........................................          7.875%       11/15/04               509,850
   184,000    U.S. Treasury Bond ..............................................          6.750%       08/15/26               220,570
   925,000    U.S. Treasury Note (b) ..........................................          5.750%       08/15/03               965,758
 3,255,000    U.S. Treasury Note (b) ..........................................          6.875%       05/15/06             3,680,182
   120,000    U.S. Treasury Note ..............................................          5.625%       05/15/08               128,063
   265,000    U.S. Treasury Note ..............................................          4.750%       11/15/08               267,153
 2,170,000    U.S. Treasury Note (b) ..........................................          5.250%       11/15/28             2,224,929
 2,780,000    U.S. Treasury Strip .............................................          +            08/15/12             1,347,638
   955,000    U.S. Treasury Strip .............................................          +            08/15/13               435,238
 1,580,000    U.S. Treasury Strip .............................................          +            11/15/13               707,472
                                                                                                                         -----------
                                                                                                                          10,486,853
                                                                                                                         -----------

              Total Domestic Bonds and Debt Securities (Cost $41,071,089)                                                 41,470,885
                                                                                                                         -----------

              FOREIGN BONDS AND DEBT SECURITIES - 3.8%
              CANADA - 1.7%
   149,900    Express Pipeline L.P. (144A)^ (U.S.$) ...........................          6.470%       12/31/11               146,222
    80,000    Gulf Canada Resources Ltd. (Yankee) .............................          8.250%       03/15/17                75,131
   100,000    Hydro-Quebec (Yankee) ...........................................          9.500%       11/15/30               141,463
   200,000    Laidlaw, Inc. (Yankee) ..........................................          6.720%       10/01/27               202,075
   200,000    Quebec Province (Yankee) ........................................          7.500%       07/15/23               229,200
                                                                                                                         -----------
                                                                                                                             794,091
                                                                                                                         -----------
              SUPRA NATIONAL - 2.1%
  $200,000    Corp Andina De Fomento (Yankee) .................................          6.750%       03/15/05               193,414
   655,000    Inter-American Development Bank (Yankee) ........................          7.000%       06/15/25               762,462
                                                                                                                         -----------
                                                                                                                             955,876
                                                                                                                         -----------

              Total Foreign Bonds and Debt Securities (Cost $1,692,259)                                                    1,749,967
                                                                                                                         -----------

              TOTAL INVESTMENTS - 94.3%
              (Cost $42,763,348)                                                                                          43,220,852

              Other Assets and Liabilities (net) - 5.7%                                                                    2,591,199
                                                                                                                         -----------

              TOTAL NET ASSETS - 100.0%                                                                                 $ 45,812,051
                                                                                                                         ===========

              PORTFOLIO FOOTNOTES:

              (a) Security purchased on a delayed delivery or when-issued basis.
                  (See note 1 to financial statements)


              (b) Assets segregated for purchase price of delayed delivery or when-issued security.

              ^ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to
                       Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

              +        Zero coupon bond

              Yankee - U.S. Dollar denominated bonds issued by non-U.S.
                       companies in the U.S.

              REIT -   Real Estate Investment Trust

                       See notes to financial statements

COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                 VALUE
DESCRIPTION                                           SHARES            (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.5%
AEROSPACE & DEFENSE - 2.7%
AlliedSignal, Inc. .............................        53,200     $   2,357,425
Coltec Industries, Inc. * ......................       150,300         2,930,850
                                                                    ------------
                                                                       5,288,275
                                                                    ------------
BANKING - 8.1%
Astoria Financial Corp. ........................        28,850         1,319,888
BankAmerica Corp. ..............................       103,757         6,238,390
Bankers Trust New York Corp. ...................        22,400         1,913,800
KeyCorp ........................................        57,000         1,824,000
Newcourt Credit Group, Inc. ....................        42,000         1,467,375
Washington Mutual, Inc. ........................        84,460         3,225,316
                                                                    ------------
                                                                      15,988,769
                                                                    ------------
BEVERAGES, FOOD & TOBACCO - 6.9%
Anheuser-Busch Companies, Inc. .................        24,300         1,594,688
Campbell Soup Co. ..............................        27,100         1,490,500
Pepsico, Inc. ..................................        65,000         2,660,938
Philip Morris Co., Inc. ........................       107,400         5,745,900
Ralston-Ralston Purina Group ...................        30,800           997,150
Seagrams Co., Ltd. .............................        30,800         1,170,400
                                                                    ------------
                                                                      13,659,576
                                                                    ------------
CHEMICALS - 4.7%
Albemarle Corp. ................................         9,000           213,750
Monsanto Co. ...................................       134,400         6,383,990
Rohm & Haas Co. ................................        86,800         2,614,850
                                                                    ------------
                                                                       9,212,590
                                                                    ------------
COMMERCIAL SERVICES - 2.2%
Cendant Corp. * ................................        87,800         1,673,688
Service Corp. International ....................        71,000         2,702,438
                                                                    ------------
                                                                       4,376,126
                                                                    ------------
COMMUNICATIONS - 3.2%
Lucent Technologies, Inc. ......................        23,300         2,563,000
Tele-Communications TCI Ventures Group * .......        68,700         3,799,969
                                                                    ------------
                                                                       6,362,969
                                                                    ------------
COMPUTER SOFTWARE & PROCESSING - 5.8%
Autodesk, Inc. .................................        30,800         1,314,775
Cisco Systems, Inc. * ..........................        50,400         4,677,750
Microsoft Corp. * ..............................        33,600         4,659,900
Oracle Corp. * .................................        18,700           806,438
                                                                    ------------
                                                                      11,458,863
                                                                    ------------
COMPUTERS & INFORMATION - 6.7%
Compaq Computer Corp. ..........................        55,100         2,310,756
EMC Corp. * ....................................        31,700         2,694,500
International Business Machines Corp. ..........        29,900         5,524,025
Sun Microsystems, Inc. * .......................        32,700         2,799,938
                                                                    ------------
                                                                      13,329,219
                                                                    ------------
ELECTRIC UTILITIES - 2.4%
Northern States Power Co. ......................         9,700           269,175
PP&L Resources, Inc. ...........................        99,000         2,759,625
Wisconsin Energy Corp. .........................        53,300         1,675,619
                                                                    ------------
                                                                       4,704,419
                                                                    ------------
ELECTRICAL EQUIPMENT - 0.7%
General Electric Co. ...........................        13,100         1,337,019
                                                                    ------------

ELECTRONICS - 3.7%
Input/Output, Inc. * ...........................       237,100         1,733,794
Intel Corp. ....................................        33,600         3,983,700
Texas Instruments, Inc. ........................        18,700         1,600,019
                                                                    ------------
                                                                       7,317,513
                                                                    ------------
ENTERTAINMENT & LEISURE - 2.9%
International Game Technology ..................        83,900         2,039,819
Mattel, Inc. ...................................        95,400         2,176,313
Mirage Resorts, Inc. * .........................        97,600         1,457,900
                                                                    ------------
                                                                       5,674,032
                                                                    ------------
ENVIRONMENTAL CONTROLS - 2.9%
Republic Services, Inc. * ......................        39,800           733,813
Waste Management, Inc. .........................       106,375         4,959,734
                                                                    ------------
                                                                       5,693,547
                                                                    ------------
FINANCIAL SERVICES - 1.5%
Citigroup, Inc. ................................        60,200         2,979,900
                                                                    ------------

FOREST PRODUCTS & PAPER - 1.4%
Smurfit-Stone Container Corp. * .............          174,383         2,757,431
                                                                    ------------

HEALTH CARE PROVIDERS - 0.9%
HEALTHSOUTH Corp. * .........................          106,300         1,641,006
Humana, Inc. * ..............................            7,800           138,938
                                                                    ------------
                                                                       1,779,944
                                                                    ------------
HEAVY MACHINERY - 1.0%
Cooper Industries, Inc. .....................           42,000         2,002,875
                                                                    ------------

HOUSEHOLD PRODUCTS - 2.6%
Procter & Gamble Co. ........................           56,000         5,113,500
                                                                    ------------

INDUSTRIAL - DIVERSIFIED - 1.5%
Tyco International Ltd. .....................           40,010         3,018,254
                                                                    ------------
INSURANCE - 3.4%
Marsh & McLennan Co., Inc. ..................           28,500         1,665,469
MBIA, Inc. ..................................           32,700         2,143,894
Unum Corp. ..................................           51,300         2,994,638
                                                                    ------------
                                                                       6,804,001
                                                                    ------------
MEDIA - BROADCASTING & PUBLISHING - 1.6%
Comcast Corp. ...............................           20,500         1,203,094
News Corp., Ltd. (The) (ADR) ................           72,800         1,924,650
                                                                    ------------
                                                                       3,127,744
                                                                    ------------
MEDICAL SUPPLIES - 0.6%
Forest Laboratories, Inc. * .................           21,500         1,143,531
                                                                    ------------

METALS - 0.5%
Allegheny Teledyne, Inc. ....................           44,800           915,600
                                                                    ------------

OIL & GAS - 6.3%
British Petroleum Co. Plc (ADR) .............                1                87
K N Energy, Inc. ............................            7,500           272,813
Mobil Corp. .................................           58,800         5,122,950
Shell Transport & Trading Co. (ADR) .........          124,200         4,618,688
Tosco Corp. .................................           96,200         2,489,175
                                                                    ------------
                                                                      12,503,713
                                                                    ------------
PHARMACEUTICALS - 7.7%
Alza Corp. * ................................           14,900           778,525
American Home Products Corp. ................          102,700         5,783,294
Bristol-Myers Squibb Co. ....................           39,100         5,232,069
Genzyme Corp. * .............................           45,700         2,273,575
Genzyme Molecular Oncology * ................            4,902            15,932
Warner Lambert Co. ..........................           14,900         1,120,294
                                                                    ------------
                                                                      15,203,689
                                                                    ------------
REAL ESTATE - 1.3%
Starwood Hotels & Resorts Trust (REIT) ......          114,316         2,593,544
                                                                    ------------

RETAILERS - 6.7%
AutoZone, Inc. * ............................           26,100           859,669
Circuit City Stores, Inc. ...................           19,600           978,775
Dayton Hudson Corp. .........................           39,200         2,126,600
Fred Meyer, Inc. * ..........................           43,900         2,644,975
Gap, Inc. ...................................           19,600         1,102,500
Kimberly-Clark Corp. ........................           37,300         2,032,850
TJX Companies, Inc. .........................           56,000         1,624,000
Wal-Mart Stores, Inc. .......................           24,300         1,978,931
                                                                    ------------
                                                                      13,348,300
                                                                    ------------
TELEPHONE SYSTEMS - 6.3%
GTE Corp. ...................................           49,000         3,304,438
MCI WorldCom, Inc. * ........................           80,114         5,748,180
SBC Communications Corp. ....................           63,500         3,405,188
                                                                    ------------
                                                                      12,457,806
                                                                    ------------
TRANSPORTATION - 2.3%
Union Pacific Corp. .........................          102,700         4,627,919
                                                                    ------------


TOTAL INVESTMENTS - 98.5%
(Cost $176,623,364)                                                  194,780,668

Other Assets and Liabilities (net) - 1.5%                              2,987,515
                                                                    ------------

TOTAL NET ASSETS - 100.0%                                          $ 197,768,183
                                                                    ============

PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

ADR -  American Depositary Receipt

REIT - Real Estate Investment Trust

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                 VALUE
DESCRIPTION                                             SHARES          (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.3%
AEROSPACE & DEFENSE - 1.4%
AlliedSignal, Inc. ...................................     20,200  $     895,113
Boeing Co. ...........................................        500         16,313
Coltec Industries, Inc. * ............................      1,500         29,250
Raytheon Co. .........................................      9,500        491,031
                                                                    ------------
                                                                       1,431,707
                                                                    ------------
AUTOMOTIVE - 1.5%
Cooper Tire & Rubber Co. .............................      1,600         32,700
Dana Corp. ...........................................      6,600        269,775
Ford Motor Co. .......................................      6,600        387,338
General Motors Corp. (Class H) * .....................      4,500        178,594
General Motors Corp. .................................      1,800        128,813
Genuine Parts Co. ....................................      5,100        170,531
Goodyear Tire & Rubber Co. ...........................      6,100        307,669
Lear Corp. * .........................................      2,600        100,100
                                                                    ------------
                                                                       1,575,520
                                                                    ------------
BANKING - 7.4%
Associated Banc-Corp .................................        800         27,350
Associates First Capital Corp. .......................      9,000        381,375
Astoria Financial Corp. ..............................      1,500         68,625
BancWest Corp. .......................................        100          4,800
Bank One Corp. .......................................      5,300        270,631
BankAmerica Corp. ....................................     26,001      1,563,310
BankBoston Corp. .....................................      4,000        155,750
Bankers Trust New York Corp. .........................      1,400        119,613
Chase Manhattan Corp. ................................     10,900        741,881
Colonial Bancgroup, Inc. .............................        600          7,200
Commercial Federal Corp. .............................        600         13,913
Compass Bancshares, Inc. .............................        900         34,256
Crestar Financial Corp. ..............................      3,800        273,600
Dime Bancorp, Inc. ...................................      2,600         68,738
First American Corp. .................................      1,300         57,688
First Union Corp. ....................................     12,900        784,481
First Virginia Banks, Inc. ...........................        400         18,800
Golden West Financial Corp. ..........................        800         73,350
Greenpoint Financial Corp. ...........................      1,400         49,175
Hibernia Corp. .......................................      2,000         34,750
Huntington Bancshares, Inc. ..........................        500         15,031
KeyCorp ..............................................      6,400        204,800
Marshall & Ilsley Corp. ..............................      1,400         81,813
Mellon Bank Corp. ....................................      3,300        226,875
Mercantile Bancorporation, Inc. ......................      2,200        101,475
National Commerce Bancorp ............................      1,200         22,575
North Fork Bancorp., Inc. ............................      1,800         43,088
Pacific Century Financial Corp. ......................      1,000         24,375
Peoples Heritage Financial Group, Inc. ...............      1,000         20,000
PNC Bank Corp. .......................................      4,200        227,325
Republic New York Corp. ..............................      1,400         63,788
Southtrust Corp. .....................................      3,000        110,813
Sovereign Bancorp, Inc. ..............................      3,400         48,450
Summit Bancorp .......................................        200          8,738
TCF Financial Corp. ..................................      1,200         29,025
Union Planters Corp. .................................      1,700         77,031
U.S. Bancorp .........................................      9,300        330,150
Washington Federal, Inc. .............................        200          5,338
Washington Mutual, Inc. ..............................      9,000        343,688
Wells Fargo Co. ......................................     23,300        930,544
                                                                    ------------
                                                                       7,664,208
                                                                    ------------
BEVERAGES, FOOD & TOBACCO - 6.8%
Anheuser-Busch Companies, Inc. .......................      2,200        144,375
Bestfoods ............................................      2,700        143,775
Campbell Soup Co. ....................................      5,600        308,000
Coca-Cola Co. (The) ..................................     18,300      1,223,813
Corn Products International, Inc. ....................        200          6,075
General Mills Co. ....................................      1,900        147,725
Hershey Foods Corp. ..................................      2,100        130,594
Nabisco Holdings Corp. ...............................        600         24,900
Pepsico, Inc. ........................................     20,600        843,313
Philip Morris Co., Inc. ..............................     41,000      2,193,500
Pioneer Hi-Bred International, Inc. ..................      2,800         75,600
Ralston-Ralston Purina Group .........................      4,600        148,925
Sara Lee Corp. .......................................     13,300        374,894
Seagrams Co., Ltd. ...................................     16,500        627,000
Unilever N.V .........................................      7,700        638,619
                                                                    ------------
                                                                       7,031,108
                                                                    ------------
BUILDING MATERIALS - 0.2%
Owens Corning ........................................      1,900         67,331
Sherwin Williams Co. .................................      6,400        188,000
                                                                    ------------
                                                                         255,331
                                                                    ------------
CHEMICALS - 2.8%
Crompton & Knowles Corp. .............................        700         14,481
Cytec Industries, Inc. * .............................        400          8,500
Dow Chemical Co. .....................................      6,500        591,094
Du Pont (E.I.) de Nemours and Co. ....................      6,700        355,519
Georgia Gulf Corp. ...................................        200          3,213
IMC Global, Inc. .....................................        700         14,963
Lyondell Petro Chemical Co. ..........................      2,300         41,400
Monsanto Co. .........................................     28,600      1,358,500
Praxair, Inc. ........................................      4,100        144,525
Rohm & Haas Co. ......................................      5,200        156,650
Solutia, Inc. ........................................      3,500         78,313
Union Carbide Corp. ..................................      2,100         89,250
USEC, Inc. ...........................................      1,800         24,975
                                                                    ------------
                                                                       2,881,383
                                                                    ------------
COMMERCIAL SERVICES - 1.4%
Cendant Corp. * ......................................     39,900        760,594
Equifax, Inc. ........................................      6,900        235,894
Service Corp. International ..........................     12,300        468,169
                                                                    ------------
                                                                       1,464,657
                                                                    ------------
COMMUNICATIONS - 2.7%
3 Com Corp. * ........................................      4,600        206,138
Lucent Technologies, Inc. ............................     17,900      1,969,000
Tele-Communications TCI Ventures Group * .............     18,000        424,125
Tele-Communications, Inc. * ..........................      4,500        248,906
                                                                    ------------
                                                                       2,848,169
                                                                    ------------
COMPUTER SOFTWARE & PROCESSING - 6.9%
America Online, Inc. * ...............................      4,400        704,000
Autodesk, Inc. .......................................        700         29,881
BMC Software, Inc. * .................................      2,600        115,863
Cisco Systems, Inc. * ................................     24,100      2,236,781
Computer Associates International, Inc. ..............      9,400        400,675
Electronic Arts, Inc. * ..............................        700         39,288
First Data Corp. .....................................      5,900        186,956
Microsoft Corp. * ....................................     19,300      2,676,669
Networks Associates, Inc. * ..........................      1,900        125,875
Oracle Corp. * .......................................     10,400        448,500
Parametric Technology Co. * ..........................      2,300         37,663
PeopleSoft, Inc. * ...................................      3,300         62,494
Symantec Corp. * .....................................        500         10,875
                                                                    ------------
                                                                       7,075,520
                                                                    ------------
COMPUTERS & INFORMATION - 4.5%
Apple Computer, Inc. * ...............................      1,700         69,594
Compaq Computer Corp. ................................     25,900      1,086,181
EMC Corp. * ..........................................      7,700        654,500
International Business Machines Corp. ................     12,300      2,272,425
Seagate Technology, Inc. * ...........................      3,000         90,750
Sun Microsystems, Inc. * .............................      5,800        496,625
                                                                    ------------
                                                                       4,670,075
                                                                    ------------
COSMETICS & PERSONAL CARE - 0.6%
Colgate-Palmolive Co. ................................      3,400        315,775
Gillette Co. .........................................      6,300        304,369
                                                                    ------------
                                                                         620,144
                                                                    ------------
ELECTRIC UTILITIES - 2.1%
Allegheny Energy, Inc. ...............................      2,300         79,350
Ameren Corp. .........................................      2,600        110,988
Baltimore Gas and Electric Co. .......................      2,800         86,450
Central & South West Corp. ...........................     10,800        296,325
Cinergy Corp. ........................................      3,100        106,563
CMS Energy Corp. .....................................      2,000         96,875
Edison International .................................      6,800        189,550
Entergy Corp. ........................................      4,700        146,288
GPU, Inc. ............................................      1,700         75,119
Illinova Corp. .......................................      1,300         32,500
New England Electric System ..........................      1,200         57,750
Niagara Mohawk Power Corp. * .........................      3,400         54,825
Northeast Utilities * ................................      2,400         38,400
Northern States Power Co. ............................      3,000         83,250
Pinnacle West Capital Corp. ..........................      1,600         67,800
PP&L Resources, Inc. .................................      3,300         91,988
P.G.&E. Corp. ........................................      4,600        144,900
TECO Energy, Inc. ....................................      2,400         67,650
Texas Utilities Co. ..................................      5,400        252,113
Western Resources, Inc. ..............................      1,200         39,900
Wisconsin Energy Corp. ...............................      2,400         75,450
                                                                    ------------
                                                                       2,194,034
                                                                    ------------
ELECTRICAL EQUIPMENT - 2.6%
Emerson Electric Co. .................................        800         50,050
General Electric Co. .................................     22,300      2,275,994
Grainger (W.W.), Inc. ................................      2,500        104,063
National Service Industries, Inc. ....................        500         19,000
Northern Telecom Ltd. ................................      5,600        280,700
                                                                    ------------
                                                                       2,729,807
                                                                    ------------
ELECTRONICS - 4.1%
Anixter International, Inc. * ........................        300          6,094
Input/Output, Inc. * .................................        200          1,463
Intel Corp. ..........................................     24,100      2,857,316
Motorola, Inc. .......................................      7,800        476,288
Perkin-Elmer Corp. ...................................      1,100        107,319
Rockwell International Corp. .........................      4,700        228,244
Sensormatic Electronics Corp. * ......................        400          2,775
Texas Instruments, Inc. ..............................      5,900        504,819
Xilinx, Inc. * .......................................        900         58,613
                                                                    ------------
                                                                       4,242,931
                                                                    ------------
ENTERTAINMENT & LEISURE - 0.7%
Hasbro, Inc. .........................................      5,200        187,850
International Game Technology ........................      5,400        131,288
Mattel, Inc. .........................................     11,600        264,625
MGM Grand, Inc. * ....................................      1,100         29,838
Mirage Resorts, Inc. * ...............................      8,600        128,463
                                                                    ------------
                                                                         742,064
                                                                    ------------
ENVIRONMENTAL CONTROLS - 1.1%
Browning-Ferris Industries, Inc. .....................      7,800        221,813
Waste Management, Inc. ...............................     20,400        951,150
                                                                    ------------
                                                                       1,172,963
                                                                    ------------
FINANCIAL SERVICES - 4.1%
American Express Credit Corp. ........................      6,000        613,500
Bear Stearns Companies, Inc. .........................      1,500         56,063
Berkshire Hathaway, Inc. * ...........................         18        122,500
Capital One Financial Corp. ..........................        900        103,500
Charter One Financial, Inc. ..........................      2,100         58,275
CIT Group, Inc. (The) ................................      1,300         41,356
Citigroup, Inc. ......................................     31,200      1,544,400
Federal National Mortgage Association ................      8,800        651,200
Financial Security Assurance Holdings Ltd. ...........        500         27,125
Finova Group, Inc. ...................................        700         37,756
Household International, Inc. ........................      6,600        261,525
Lehman Brothers Holdings, Inc. .......................      1,500         66,094
Morgan Stanley, Dean Witter & Co. ....................      7,600        539,600
Ocwen Financial Corp. * ..............................        400          4,925
Paine Webber Group, Inc. .............................      1,800         69,525
Provident Financial Group, Inc. ......................        500         18,875
Waddell & Reed Financial, Inc. (Class A) .............        200          4,738
Waddell & Reed Financial, Inc. (Class B) .............        700         16,275
                                                                    ------------
                                                                       4,237,232
                                                                    ------------
FOREST PRODUCTS & PAPER - 0.6%
Boise Cascade Corp. ..................................        900         27,900
Bowater, Inc. ........................................      1,000         41,438
Corporate Express, Inc. * ............................      1,600          8,300
Fort James Corp. .....................................      4,200        168,000
Georgia-Pacific Corp. ................................      2,300        134,694
Louisiana Pacific Corp. ..............................      2,100         38,456
Smurfit-Stone Container Corp. * ......................      8,400        132,825
Union Camp Corp. .....................................      1,400         94,500
                                                                    ------------
                                                                         646,113
                                                                    ------------
HEALTH CARE PROVIDERS - 1.0%
Columbia/HCA Healthcare Corp. ........................     15,500        383,625
HCR Manor Care, Inc. * ...............................      2,600         76,375
HEALTHSOUTH Corp. * ..................................      2,600         40,138
Humana, Inc. * .......................................      4,600         81,938
Medtronic, Inc. ......................................      1,000         74,250
Tenet Healthcare Corp. * .............................      8,300        217,875
United Healthcare Corp. ..............................      4,300        185,169
                                                                    ------------
                                                                       1,059,370
                                                                    ------------
HEAVY CONSTRUCTION - 0.0%
Foster Wheeler Corp. .................................        300          3,956
                                                                    ------------

HEAVY MACHINERY - 0.7%
Caterpiller Tractor, Inc. ............................      4,000        184,000
Cooper Industries, Inc. ..............................      3,000        143,063
Deere & Co. ..........................................      5,800        192,125
Eaton Corp. ..........................................      2,000        141,375
Parker-Hannifin Corp. ................................      2,800         91,700
Smith International, Inc. * ..........................      1,000         25,188
                                                                    ------------
                                                                         777,451
                                                                    ------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.3%
Furniture Brands International, Inc. * ...............        900         24,525
Leggett & Platt, Inc. ................................      7,800        171,600
Whirlpool Corp. ......................................      3,000        166,125
                                                                    ------------
                                                                         362,250
                                                                    ------------
HOUSEHOLD PRODUCTS - 1.4%
Procter & Gamble Co. .................................     15,800      1,442,738
                                                                    ------------

INDUSTRIAL - DIVERSIFIED - 2.5%
Eastman Kodak Co. ....................................     10,000        720,000
Illinois Tool Works, Inc. ............................      1,200         69,600
ITT Industries, Inc. .................................      4,200        166,950
Johnson Controls, Inc. ...............................      3,000        177,000
Temple Inland, Inc. ..................................      1,200         71,175
Tenneco, Inc. ........................................      6,000        204,375
Tyco International Ltd. ..............................     15,800      1,191,913
                                                                    ------------
                                                                       2,601,013
                                                                    ------------
INSURANCE - 3.4%
Aetna, Inc. ..........................................      3,100        243,738
Allstate Corp. .......................................     23,800        919,275
Ambac Financial Group, Inc. ..........................      1,700        102,319
American International Group .........................      3,100        299,538
Aon Corp. ............................................      3,200        177,200
Chubb Corp. ..........................................      2,400        155,700
Equitable Companies, Inc. (The) ......................      2,500        144,688
Fremont General Corp. ................................      1,600         39,600
Lincoln National Corp. ...............................        200         16,363
Marsh & McLennan Co., Inc. ...........................      6,000        350,625
MBIA, Inc. ...........................................      2,600        170,463
Mercury General Corp. ................................      1,300         56,956
Ohio Casualty Corp. ..................................        300         12,338
PMI Group, Inc. (The) ................................        400         19,750
Safeco Corp. .........................................      3,500        150,281
St. Paul Co. .........................................      5,500        191,125
Torchmark Corp. ......................................      1,600         56,500
Transamerica Corp. ...................................      1,400        161,700
Travelers Property Casualty Corp. ....................      3,000         93,000
Unum Corp. ...........................................      3,300        192,638
                                                                    ------------
                                                                       3,553,797
                                                                    ------------
LODGING - 0.3%
Circus Circus Enterprises, Inc. * ..................       1,800          20,588
Extended Stay America, Inc. * ......................         700           7,350
Hilton Hotels Corp. ................................      12,200         233,325
                                                                    ------------
                                                                         261,263
                                                                    ------------
MEDIA - BROADCASTING & PUBLISHING - 2.0%
Comcast Corp. ......................................      13,000         762,938
Gannett Co., Inc. ..................................       4,500         297,844
Knight-Ridder, Inc. ................................       2,700         138,038
New York Times Co. .................................       7,000         242,813
R.R. Donnelley & Sons Co. ..........................       5,700         249,731
Times Mirror Co. ...................................       1,300          72,800
Tribune Co. ........................................       2,400         158,400
Washington Post Co. (The) ..........................         300         173,381
                                                                    ------------
                                                                       2,095,945
                                                                    ------------
MEDICAL SUPPLIES - 1.0%
Bausch & Lomb, Inc. ................................       1,200          72,000
Boston Scientific Corp. * ..........................      10,500         281,531
Forest Laboratories, Inc. * ........................      10,200         542,513
Stryker Corp. ......................................       1,700          93,606
                                                                    ------------
                                                                         989,650
                                                                    ------------
METALS - 0.6%
Alcan Aluminum Ltd. ................................       8,400         227,325
Allegheny Teledyne, Inc. ...........................       7,000         143,063
Aluminum Company of America ........................       1,100          82,019
Freeport-McMoran Copper & Gold, Inc. (Class A) .....       2,000          19,375
Reynolds Metals Co. ................................       2,700         142,256
                                                                    ------------
                                                                         614,038
                                                                    ------------
OFFICE EQUIPMENT - 0.1%
Harris Corp., Inc. .................................       2,800         102,550
Ryder System, Inc. .................................       1,200          31,200
                                                                    ------------
                                                                         133,750
                                                                    ------------
OIL & GAS - 6.6%
Atlantic Richfield Co. .............................       8,300         541,575
Columbia Energy Group ..............................       1,700          98,175
Consolidated Natural Gas Co. .......................       1,800          97,200
Diamond Offshore Drilling, Inc. ....................       1,500          35,531
El Paso Energy Corp. ...............................       2,500          87,031
Enron Corp. ........................................       6,600         376,613
ENSCO International, Inc. ..........................       2,800          29,925
Exxon Corp. ........................................      23,600       1,725,750
Global Marine, Inc. * ..............................       6,300          57,881
K N Energy, Inc. ...................................         800          29,100
Mobil Corp. ........................................      17,500       1,524,688
Occidental Petroleum Corp. .........................       1,400          23,625
Phillips Petroleum Co. .............................       8,300         353,788
Royal Dutch Petroleum Co. ..........................      25,500       1,220,813
R&B Falcon Corp. * .................................       8,400          64,050
Texaco, Inc. .......................................       3,100         163,913
Tosco Corp. ........................................       6,700         173,363
Union Pacific Resources Group, Inc. ................       9,800          88,813
Unocal Corp. .......................................       5,300         154,694
Valero Energy Corp. ................................         800          17,000
                                                                    ------------
                                                                       6,863,528
                                                                    ------------
PHARMACEUTICALS - 9.0%
Alza Corp. * .........................................     18,100        945,725
American Home Products Corp. .........................     31,600      1,779,475
Amgen, Inc. * ........................................      5,200        543,725
Biogen, Inc. * .......................................      1,100         91,300
Bristol-Myers Squibb Co. .............................     17,300      2,314,956
Chiron Corporation * .................................      8,400        219,975
Genzyme Corp. * ......................................      8,100        402,975
Genzyme Molecular Oncology * .........................        691          2,246
Immunex Corp. * ......................................      2,800        352,275
Johnson & Johnson ....................................      2,500        209,688
MedImmune, Inc. * ....................................      3,100        308,256
Merck & Co., Inc. ....................................      5,200        767,975
Pfizer, Inc. .........................................      4,500        564,469
Warner Lambert Co. ...................................      6,500        488,719
Watson Pharmaceutical, Inc. * ........................      4,300        270,363
                                                                    ------------
                                                                       9,262,122
                                                                    ------------
REAL ESTATE - 0.0%
Amresco, Inc. * ......................................        300          2,625
                                                                    ------------

RESTAURANTS - 0.0%
McDonald's Corp. .....................................        500         38,313
                                                                    ------------

RETAILERS - 7.0%
Albertson's, Inc. ....................................        100          6,369
American Stores Co. ..................................     10,100        373,069
AutoZone, Inc. * .....................................      4,000        131,750
Circuit City Stores, Inc. ............................      2,900        144,819
CompUSA, Inc. * ......................................      2,100         27,431
Costco Companies, Inc. * .............................      5,800        418,688
Dayton-Hudson Corp. ..................................     11,500        623,875
Dillard's, Inc. ......................................      3,000         85,125
Federated Department Stores, Inc. * ..................      5,800        252,663
Gap, Inc. ............................................      6,900        388,125
General Nutrition Co., Inc. * ........................      1,900         30,875
Hannaford Brothers Co. ...............................      1,100         58,300
Home Depot, Inc. .....................................      8,400        513,975
J.C. Penney Co., Inc. ................................      6,700        314,063
Kimberly-Clark Corp. .................................      9,100        495,950
K-Mart Corp. * .......................................     14,200        217,438
Kroger Co. * .........................................      1,900        114,950
Lowes Companies, Inc. ................................      6,100        312,244
May Department Stores Co. (The) ......................      4,700        283,763
Nine West Group, Inc. * ..............................        200          3,113
Safeway, Inc. * ......................................      1,600         97,500
Sears, Roebuck and Co. ...............................     11,100        471,750
TJX Companies, Inc. ..................................      8,300        240,700
Toys "R" Us, Inc. * ..................................      7,500        126,563
Wal-Mart Stores, Inc. ................................     17,300      1,408,869
                                                                    ------------
                                                                       7,141,967
                                                                    ------------
TELEPHONE SYSTEMS - 8.0%
Airtouch Communications, Inc. * ......................      5,300        382,263
Ameritech Corp. ......................................      7,400        468,975
AT&T Corp. ...........................................     29,300      2,204,825
Bell Atlantic Corp. ..................................     15,600        886,275
Cincinnati Bell, Inc. ................................      2,700        102,094
Frontier Corp. .......................................      4,000        136,000
GTE Corp. ............................................     23,100      1,557,806
MCI WorldCom, Inc. * .................................     30,600      2,195,550
SBC Communications Corp. .............................      5,400        289,575
                                                                    ------------
                                                                       8,223,363
                                                                    ------------
TEXTILES, CLOTHING & FABRICS - 0.1%
Fruit of the Loom, Inc. * ............................      1,500         20,719
Nike, Inc. ...........................................      1,600         64,900
Reebok International Ltd. * ..........................      1,100         16,363
Unifi, Inc. ..........................................      1,100         21,519
                                                                    ------------
                                                                         123,501
                                                                    ------------
TRANSPORTATION - 0.8%
AMR Corp. * ..........................................      1,900        112,813
Burlington Northern Santa Fe Corp. ...................      6,600        222,750
CNF Transportation, Inc. .............................        600         22,538
Consolidated Freightways Corp. * .....................        100          1,588
CSX Corp. ............................................      3,600        149,400
FDX Corp. * ..........................................        200         17,800
Norfolk Southern Corp. ...............................      5,100        161,606
Union Pacific Corp. ..................................      4,100        184,756
Wisconsin Central Transport Corp. * ..................        300          5,156
                                                                    ------------
                                                                         878,407
                                                                    ------------

Total Common Stocks (Cost $83,737,692)                                99,912,013
                                                                    ------------

U.S. GOVERNMENT AGENCIES - 0.2%
U.S. Treasury Note at 6.000%, due 06/30/99 (a) ...       $150,000        151,078
U.S. Treasury Note at 5.875%, due 11/15/99 (a) ...         50,000         50,531
                                                                    ------------
(Cost $202,179)                                                          201,609
                                                                    ------------

TOTAL INVESTMENTS - 96.5%
(Cost $83,939,871)                                                   100,113,622

Other Assets and Liabilities (net) - 3.5%                              3,647,621
                                                                    ------------

TOTAL NET ASSETS - 100.0%                                          $ 103,761,243
                                                                    ============

PORTFOLIO FOOTNOTES:

(a)   Held as collateral for open futures contracts.

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------------------------------------
                    SECURITY                                                                                                 VALUE
     PAR AMOUNT     DESCRIPTION                                                                  SHARES                     (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                    COMMON AND PREFERRED STOCKS - 97.5%
                    AUSTRALIA - 3.9%
                    AMP Ltd. * ...........................................................       26,329                $     333,416
                    Australia & New Zealand Banking Group Ltd. ...........................       72,600                      474,913
                    Brambles Industries Ltd. .............................................        9,423                      229,421
                    Broken Hill Proprietary Co., Ltd. ....................................       36,100                      261,797
                    CSR Ltd. .............................................................       86,100                      210,418
                    Foster's Brewing Group Ltd. ..........................................       82,600                      223,619
                    Goodman Fielder Ltd. .................................................      139,000                      140,477
                    Lend Lease Corp., Ltd. * .............................................       14,500                      197,785
                    Lend Lease Corp., Ltd. (Bonus Shares) ................................       14,500                      195,388
                    National Australia Bank Ltd. .........................................       39,900                      601,193
                    News Corp., Ltd. (The) Preferred .....................................       34,400                      209,225
                    Pioneer International Ltd. ...........................................       93,512                      199,321
                    Telstra Corp., Ltd. ..................................................       50,900                      237,875
                    Western Mining Corp. Holdings Ltd. ...................................       60,500                      182,317
                    Westpac Banking Corp. ................................................       36,120                      236,921
                    Woolworths Ltd. ......................................................       54,200                      184,445
                                                                                                                         -----------
                                                                                                                           4,118,531
                                                                                                                         -----------
                    AUSTRIA - 1.0%
                    Bank Austria AG ......................................................       21,296                    1,083,889
                                                                                                                         -----------

                    BELGIUM - 0.3%
                    Delhaize-Le Lion S.A .................................................        3,900                      343,155
                                                                                                                         -----------

                    DENMARK - 1.0%
                    Danisco A/S ..........................................................       11,300                      612,779
                    Great Nordic Store Nord A/S ..........................................       12,200                      431,468
                                                                                                                         -----------
                                                                                                                           1,044,247
                                                                                                                         -----------
                    FINLAND - 1.0%
                    Merita Plc ...........................................................      103,100                      651,392
                    Nokia Oyj ............................................................        3,000                      364,956
                                                                                                                         -----------
                                                                                                                           1,016,348
                                                                                                                         -----------
                    FRANCE - 12.2%
                    AXA Co. ..............................................................        4,500                      652,466
                    Canal Plus ...........................................................        1,270                      346,684
                    Carrefour Supermarche ................................................          713                      538,467
                    Compagnie de Saint Goban .............................................        3,073                      434,010
                    Elf Sanofi ...........................................................        5,100                      839,882
                    Groupe Danone ........................................................        1,900                      544,169
                    Lagardere Groupe .....................................................       15,569                      661,888
                    Paribas ..............................................................       16,863                    1,466,098
                    Rhodia, S.A. * .......................................................       30,268                      460,535
                    Rhone-Poulenc S.A ....................................................       16,100                      828,848
                    Societe Generale .....................................................        1,943                      314,761
                    Societe National Elf-Aquitaine .......................................        9,486                    1,096,922
                    STMicroelectronics N.V. * ............................................       12,875                    1,014,052
                    Thomson CSF ..........................................................       11,700                      502,640
                    Total Cie Francaise Petroles .........................................        9,758                      988,638
                    Vivendi ..............................................................        8,059                    2,091,748
                                                                                                                         -----------
                                                                                                                          12,781,808
                                                                                                                         -----------
                    GERMANY - 10.1%
                    Allianz AG Holdings ..................................................        1,060                      388,938
                    BASF AG ..............................................................       19,400                      740,956
                    Bayerische Hypo-Und Vereinsbank ......................................       15,180                    1,189,641
                    Bilfinger and Berger Bau AG ..........................................       12,540                      320,052
                    Deutsche Bank AG .....................................................        4,266                      251,190
                    Hochtief AG ..........................................................        4,400                      171,751
                    Karstadt AG ..........................................................        1,100                      574,706
                    Muenchener Rueckversicherungs - Gesellschaft AG ......................        4,988                    2,417,317
                    RWE AG ...............................................................       16,720                      916,226
                    SAP AG ...............................................................          950                      410,761
                    SGL Carbon AG ........................................................        4,201                      252,282
                    Siemens AG ...........................................................       12,990                      838,593
                    SKW Trostberg AG .....................................................       11,770                      296,865
                    Veba AG ..............................................................       14,930                      893,899
                    Volkswagen AG ........................................................       10,979                      876,896
                                                                                                                         -----------
                                                                                                                          10,540,073
                                                                                                                         -----------
                    HONG KONG - 0.6%
                    CLP Holdings Ltd. ....................................................       34,500                      171,901
                    Hutchison Whampoa ....................................................       31,000                      219,088
                    Sun Hung Kai Properties Ltd. .........................................       38,000                      277,143
                                                                                                                         -----------
                                                                                                                             668,132
                                                                                                                         -----------
                    IRELAND - 0.9%
                    Bank of Ireland ......................................................       12,000                      266,644
                    CRH Plc ..............................................................       10,475                      179,345
                    Greencore Group Plc ..................................................       25,000                      115,382
                    Irish Life Plc .......................................................       17,700                      166,016
                    Jefferson Smurfit Corp. ..............................................       97,800                      176,182
                                                                                                                         -----------
                                                                                                                             903,569
                                                                                                                         -----------
                    ITALY - 5.8%
                    Assicurazioni Generali ...............................................       15,600                      651,199
                    Banca Fideuram SPA ...................................................      147,080                    1,051,893
                    Credito Italiano SPA .................................................      117,338                      692,883
                    ENI SPA ..............................................................      140,200                      920,078
                    Telecom Italia SPA-RNC ...............................................      437,392                    2,742,106
                                                                                                                         -----------
                                                                                                                           6,058,159
                                                                                                                         -----------
                    JAPAN - 15.8%
                    Asahi Bank Ltd. ......................................................      109,000                      400,124
                    Bridgestone Corp. ....................................................       12,000                      272,921
                    Canon, Inc. ..........................................................        9,000                      192,720
                    Dainippon Ink & Chemicals, Inc. ......................................       43,000                      117,813
                    DDI Corp. ............................................................          113                      420,819
                    Ebaba Corp. ..........................................................       37,000                      319,214
                    Fanuc Co. ............................................................        9,100                      312,263
                    Fujitsu Ltd. .........................................................       45,000                      600,505
                    Honda Motor Co., Ltd. ................................................       18,000                      592,126
                    Ito-Yokado Co., Ltd. .................................................        8,000                      560,383
                    Japan Tobacco, Inc. ..................................................           48                      472,886
                    Kawasaki Steel Corp. .................................................      201,000                      301,197
                    Kyocera Corp. ........................................................        5,600                      296,436
                    Minebea Co., Ltd. ....................................................       29,000                      332,736
                    Mitsubishi Chemical Corp. ............................................      189,000                      398,847
                    Mitsubishi Corp. .....................................................       50,000                      288,172
                    Mitsubishi Estate Co., Ltd. ..........................................       23,000                      206,588
                    Mitsubishi Trust & Banking Corp. (The) ...............................       21,000                      135,370
                    Mitsui Trust & Banking Co., Ltd (The) ................................       90,000                      102,944
                    Nichiei Co., Ltd. (Kyoto) ............................................        4,900                      391,027
                    Nippon Telegraph and Telephone Corp. .................................          141                    1,090,193
                    Nippon Yusen Kabushiki Kaisha ........................................       99,000                      313,380
                    Nishimatsu Construction Co. ..........................................       59,000                      345,274
                    Nomura Securities Co., Ltd. ..........................................       18,000                      157,209
                    Ono Pharmaceutical ...................................................          500                       15,340
                    Osaka Gas Co., Ltd. ..................................................       45,000                      155,214
                    Pioneer Electronic Corp. .............................................       10,000                      168,026
                    Ricoh Corp., Ltd. ....................................................       28,000                      258,698
                    Rohm Co. .............................................................        6,000                      550,098
                    Sanki Engineering ....................................................        2,000                       12,768
                    Sekisui Chemical Co., Ltd. ...........................................       38,000                      256,074
                    Sony Corp. ...........................................................        8,200                      598,386
                    Sony Music Entertainment, Inc. .......................................       12,600                      580,954
                    Suzuki Motor Corp. ...................................................       23,000                      273,275
                    Taiheiyo Cement Corp. ................................................       51,000                      127,975
                    Takashimaya Co., Ltd. ................................................       28,000                      236,106
                    Takeda Chemical Industries ...........................................       23,000                      887,125
                    Takefuji Corp. .......................................................        9,900                      724,198
                    Toda Construction Co. ................................................       12,000                       58,202
                    Tokyo Electric Power Co., Inc. .......................................       14,500                      358,707
                    Tokyo Steel Manufacturing Co., Ltd. ..................................       25,200                      126,469
                    Tostem Corp. .........................................................       26,000                      516,404
                    Toyota Motor Co. .....................................................       31,000                      843,855
                    West Japan Railway Co. ...............................................          122                      540,876
                    Yamanouchi Pharmaceutical ............................................       17,000                      548,679
                                                                                                                         -----------
                                                                                                                          16,458,576
                                                                                                                         -----------
                    NETHERLANDS - 6.2%
                    Heineken N.V .........................................................       11,560                      696,014
                    ING Groep N.V ........................................................        8,548                      521,497
                    Koninklijke KPN N.V ..................................................       10,526                      527,197
                    Laurus N.V ...........................................................       36,852                      930,725
                    Philips Electronics N.V ..............................................       17,546                    1,177,960
                    Royal Dutch Petroleum Co. ............................................       15,880                      791,123
                    TNT Post Group N.V ...................................................       14,993                      483,310
                    Vedior N.V ...........................................................       12,109                      238,722
                    Vendex N.V ...........................................................       21,551                      523,618
                    Wolters Kluwer N.V ...................................................        2,626                      562,195
                                                                                                                         -----------
                                                                                                                           6,452,361
                                                                                                                         -----------
                    NEW ZEALAND - 0.5%
                    Fletcher Challenge Paper Shares ......................................      209,900                      140,751
                    Lion Nathan ..........................................................       45,000                      114,761
                    Telecom New Zealand ..................................................       60,400                      263,102
                                                                                                                         -----------
                                                                                                                             518,614
                                                                                                                         -----------
                    NORWAY - 0.1%
                    Nycomed Amersham Plc .................................................       21,075                      146,652
                                                                                                                         -----------

                    PORTUGAL - 0.6%
                    Banco Pinto & Sotto Mayor S.A ........................................       32,200                      610,397
                                                                                                                         -----------

                    SPAIN - 2.7%
                    Acerinox, S.A ........................................................       10,500                      244,263
                    Actividades de Construccion y Servicios S.A ..........................       15,558                      613,253
                    Iberdrola S.A ........................................................       52,900                      988,594
                    Telefonica S.A .......................................................       22,100                      981,565
                                                                                                                         -----------
                                                                                                                           2,827,675
                                                                                                                         -----------
                    SWEDEN - 4.4%
                    ABB AB ...............................................................       36,300                      388,689
                    Astra AB - A Shares ..................................................       14,285                      292,657
                    Autoliv, Inc. * ......................................................       36,400                    1,311,216
                    Gambro AB ............................................................       19,275                      209,970
                    Skandia Forsakrings AB * .............................................       23,550                      361,487
                    Stora Kopparbergs Bergslags Aktiebolag ...............................       63,100                      695,183
                    Telefonaktiebolaget LM Ericsson ......................................       42,200                    1,008,207
                    Volvo AB .............................................................       13,700                      315,438
                                                                                                                         -----------
                                                                                                                           4,582,847
                                                                                                                         -----------
                    SWITZERLAND - 10.1%
                    Nestle S.A ...........................................................          970                    2,113,613
                    Novartis AG ..........................................................          691                    1,372,065
                    Roche Holding AG .....................................................          185                    2,259,583
                    Schw Rueckversicherungs ..............................................          300                      782,903
                    Swisscom AG * ........................................................        2,700                    1,131,395
                    UBS AG * .............................................................        3,785                    1,164,021
                    Zurich Allied AG * ...................................................        2,400                    1,778,749
                                                                                                                         -----------
                                                                                                                          10,602,329
                                                                                                                         -----------
                    UNITED KINGDOM - 20.3%
                    Allied Zurich Plc * ..................................................       20,050                      299,011
                    Barclays Plc .........................................................       15,000                      323,384
                    Bass Plc .............................................................       24,139                      351,358
                    Billiton Plc .........................................................      199,000                      394,761
                    British Airways Plc ..................................................       36,300                      244,710
                    British American Tobacco Plc .........................................       16,050                      141,105
                    British Petroleum Co. Plc ............................................       75,317                    1,124,476
                    British Sky Broadcasting Group Plc ...................................       24,700                      187,569
                    British Telecommunications Plc .......................................       74,200                    1,117,674
                    Burmah Castrol Plc ...................................................       11,700                      167,381
                    Cable & Wireless Plc .................................................       74,500                      915,848
                    Cadbury Schweppes Plc ................................................       29,900                      509,821
                    Compass Group Plc ....................................................       43,600                      499,359
                    Diageo Plc ...........................................................       45,584                      518,670
                    Glaxo Wellcome Plc ...................................................       45,800                    1,575,574
                    Glynwed International Plc ............................................       70,100                      193,575
                    Great Universal Stores Plc ...........................................       37,700                      397,293
                    Hays Plc .............................................................       26,000                      228,149
                    HSBC Holdings Plc (Frankfurt) ........................................       27,150                      736,174
                    Kingfisher Plc .......................................................       48,200                      521,575
                    Lloyds TSB Group Plc .................................................      118,900                    1,691,106
                    LucasVarity Plc ......................................................      102,600                      342,204
                    MEPC Plc .............................................................       33,374                      222,071
                    MFI Furniture Group Plc ..............................................      153,232                       87,941
                    National Power Plc ...................................................       40,340                      347,607
                    Northern Rock Plc ....................................................       32,400                      302,903
                    Ocean Group Plc ......................................................        9,900                      124,750
                    Pearson Plc ..........................................................       19,800                      392,942
                    Pilkington Plc .......................................................      152,500                      150,942
                    PowerGen Plc .........................................................       28,000                      367,966
                    Prudential Corp. .....................................................       44,700                      674,803
                    Racal Electronics ....................................................       44,900                      259,178
                    Reed International Ltd. ..............................................       16,700                      130,568
                    RMC Group Plc ........................................................       12,350                      169,079
                    Royal Bank of Scotland ...............................................       37,300                      595,666
                    Royal & Sun Alliance Insurance Group Plc .............................       66,000                      538,799
                    Sainsbury (J.) Plc ...................................................       46,444                      372,198
                    Shell Transport & Trading Co. ........................................       27,000                      165,847
                    Siebe Plc ............................................................       46,000                      181,355
                    Smith & Nephew Plc ...................................................       33,000                      102,655
                    SmithKline Beecham Plc ...............................................       64,402                      899,915
                    Tomkins Plc ..........................................................       79,100                      373,037
                    Unilever Plc .........................................................       41,000                      459,692
                    Vickers Plc ..........................................................       42,000                      126,459
                    Vodafone Group Plc ...................................................       48,200                      782,564
                    Zeneca Group Plc .....................................................       19,350                      842,379
                                                                                                                        ------------
                                                                                                                          21,152,093
                                                                                                                        ------------

                    Total Common and Preferred Stocks (Cost $92,821,591)                                                 101,909,455
                                                                                                                        ------------

                    FOREIGN BONDS AND DEBT SECURITIES - 0.6%
                    BERMUDA - 0.2%
(pound)10,000,000   AB International Cayman Trust ..............................      5.000%          08/01/07                72,043
(pound)24,000,000   Sanwa International Finance Convertible ....................      +               08/01/05               169,711
                                                                                                                        ------------
                                                                                                                             241,754
                                                                                                                        ------------
                    CAYMAN ISLANDS - 0.2%
(pound)40,000,000   STB Cayman Capital Ltd. (144A)^ ............................      5.000%          10/01/07               211,491
                                                                                                                        ------------

                    JAPAN - 0.2%
    (Y)10,000,000   Yamanouchi Pharmaceutical ..................................     12.500%          03/31/14               162,387
                                                                                                                        ------------


                    Total Foreign Bonds and Debt Securities (Cost $559,661)                                                  615,632
                                                                                                                        ------------

                    TOTAL INVESTMENTS - 98.1%
                    (Cost $93,381,252)                                                                                   102,525,087

                    Other Assets and Liabilities (net) - 1.9%                                                              1,950,209
                                                                                                                        ------------

                    TOTAL NET ASSETS - 100.0%                                                                          $ 104,475,296
                                                                                                                        ============

                    PORTFOLIO FOOTNOTES:

                    * Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

                    ^ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                    +         Zero coupon bond

                    (Y) -     Japanese Yen

                    (pound) - British Pound

                       See notes to financial statements

COVA SERIES TRUST
MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------------------------------------
    PAR      SECURITY                                                                                                        VALUE
   AMOUNT    DESCRIPTION                                                        RATE                MATURITY                (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 100.3%
             COMMERCIAL PAPER - 29.2%
  $400,000   Associates Corp. of North America ...................              5.060%              03/08/99             $   396,233
   400,000   Coca-Cola Co. (The) .................................              5.100%              02/08/99                 397,790
   400,000   Commercial Credit Co. ...............................              5.190%              01/19/99                 398,905
   400,000   Ford Motor Credit Co. ...............................              5.130%              02/18/99                 397,207
   400,000   General Electric Capital Corp. ......................              5.230%              02/12/99                 397,501
   400,000   Prudential Corp. ....................................              5.180%              02/19/99                 397,122
                                                                                                                          ----------
                                                                                                                           2,384,758
                                                                                                                          ----------
             U.S. GOVERNMENT AGENCIES - 71.1%
 3,814,000   Federal Home Loan Bank ..............................              4.300%              01/04/99               3,812,633
 1,000,000   Federal Home Loan Mortgage Corp. ....................              4.990%              03/05/99                 991,129
 1,000,000   Federal National Mortgage Association ...............              4.800%              02/02/99                 995,600
                                                                                                                          ----------
                                                                                                                           5,799,362
                                                                                                                          ----------

             TOTAL INVESTMENTS - 100.3%
             (Cost $8,184,120)                                                                                             8,184,120

             Other Assets and Liabilities (net) - (0.3%)                                                                    (28,520)
                                                                                                                          ----------

             TOTAL NET ASSETS - 100.0%                                                                                   $ 8,155,600
                                                                                                                          ==========

                       See notes to financial statements

COVA SERIES TRUST
QUALITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------------------------------------
     PAR          SECURITY                                                                                                   VALUE
    AMOUNT        DESCRIPTION                                                               COUPON      MATURITY            (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                  DOMESTIC BONDS AND DEBT SECURITIES - 85.5%
                  AIRLINES - 6.2%
  $1,000,000      Delta Air Lines, Inc. ..............................................      10.500%     04/30/16        $  1,300,925
   1,000,000      United Air Lines, Inc. .............................................       9.125%     01/15/12           1,156,038
                                                                                                                         -----------
                                                                                                                           2,456,963
                                                                                                                         -----------
                  BANKING - 10.7%
   2,000,000      Chase Manhattan Corp. ..............................................       9.750%     11/01/01           2,220,298
   2,000,000      Providian National Bank ............................................       6.250%     05/06/01           2,016,512
                                                                                                                         -----------
                                                                                                                           4,236,810
                                                                                                                         -----------
                  BEVERAGES, FOOD & TOBACCO - 3.1%
   1,000,000      Archer-Daniels-Midland Co. .........................................       8.125%     06/01/12           1,230,779
                                                                                                                         -----------

                  BUILDING MATERIALS - 2.5%
   1,000,000      Owens Corning ......................................................       7.500%     08/01/18             979,627
                                                                                                                         -----------

                  CHEMICALS - 2.4%
   1,000,000      Solutia, Inc. ......................................................       7.375%     10/15/27             962,188
                                                                                                                         -----------

                  CONGLOMERATES - 3.0%
   1,000,000      General Electric Capital Corp. .....................................       8.125%     04/01/08           1,207,354
                                                                                                                         -----------

                  CONSUMER SERVICES - 3.6%
   1,200,000      Yale University ....................................................       7.375%     04/15/26           1,413,037
                                                                                                                         -----------

                  ELECTRIC UTILITIES - 2.4%
   1,000,000      Nipsco Capital Markets, Inc. .......................................       6.780%     12/01/27           1,042,570
                                                                                                                         -----------

                  ELECTRICAL EQUIPMENT - 2.4%
   1,000,000      Polaroid Corp. .....................................................       6.750%     01/15/02             972,668
                                                                                                                         -----------

                  ENVIRONMENTAL CONTROLS - 5.3%
   2,000,000      USA Waste Services, Inc. ...........................................       7.000%     10/01/04           2,093,766
                                                                                                                         -----------

                  HOUSEHOLD PRODUCTS - 2.5%
   1,000,000      Black & Decker Corp. ...............................................       7.050%     07/01/28             987,312
                                                                                                                         -----------

                  MEDIA - BROADCASTING & PUBLISHING - 2.7%
   1,000,000      Turner Broadcasting Systems, Inc. ..................................       7.400%     02/01/04           1,070,690
                                                                                                                         -----------

                  OIL & GAS - 11.6%
   2,000,000      NGC Corp. Capital Trust ............................................       8.316%     06/01/27           2,047,484
     399,000      Noble Drilling Corp. ...............................................       9.125%     07/01/06             445,110
   2,000,000      Panenergy Corp. ....................................................       7.000%     10/15/06           2,138,134
                                                                                                                         -----------
                                                                                                                           4,630,728
                                                                                                                         -----------
                  RETAILERS - 5.6%
   1,000,000      Federated Department Stores, Inc. ..................................       8.125%     10/15/02           1,080,793
   1,125,000      Kroger Co. .........................................................       7.000%     05/01/18           1,154,032
                                                                                                                         -----------
                                                                                                                           2,234,825
                                                                                                                         -----------
                  TELEPHONE SYSTEMS - 13.1%
   2,000,000      LCI International, Inc. ............................................       7.250%     06/15/07           2,056,866
   2,000,000      Sprint Capital Corp. ...............................................       6.125%     11/15/08           2,044,464
   1,000,000      WorldCom, Inc. .....................................................       7.750%     04/01/27           1,146,312
                                                                                                                         -----------
                                                                                                                           5,247,642
                                                                                                                         -----------
                  U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 0.6%
     $32,302      Federal Home Loan Mortgage Corp. ...................................       8.000%     09/01/08              33,433
      29,841      Federal National Mortgage Association ..............................       8.000%     09/01/03              30,792
      36,006      Federal National Mortgage Association ..............................       8.500%     07/01/19              37,761
      64,586      Federal National Mortgage Association ..............................       7.500%     12/25/19              66,012
      50,946      Government National Mortgage Association ...........................       9.000%     01/15/20              54,417
                                                                                                                         -----------
                                                                                                                             222,415
                                                                                                                         -----------
                  U.S. TREASURY SECURITIES - 7.8%
   2,000,000      U.S. Treasury Note .................................................       5.875%     11/30/01           2,066,876
   1,000,000      U.S. Treasury Note .................................................       5.625%     12/31/02           1,033,125
                                                                                                                         -----------
                                                                                                                           3,100,001
                                                                                                                         -----------

                  Total Domestic Bonds and Debt Securities (Cost $32,860,175)                                             34,089,375
                                                                                                                         -----------

                  FOREIGN BONDS AND DEBT SECURITIES - 12.8%
                  CANADA - 5.3%
   1,390,000      Hydro-Quebec (Yankee) ..............................................      11.750%     02/01/12           2,099,331
                                                                                                                         -----------

                  LUXEMBOURG - 2.5%
   1,000,000      Tyco International Group SA (Yankee) ...............................       6.250%     06/15/03           1,011,513
                                                                                                                         -----------

                  NORWAY - 5.0%
   2,000,000      Petro Geo-Services (Yankee) ........................................       7.125%     03/30/28           1,969,502
                                                                                                                         -----------


                  Total Foreign Bonds and Debt Securities (Cost $4,945,936) ..........                                     5,080,346
                                                                                                                         -----------

                  TOTAL INVESTMENTS - 98.3%
                  (Cost $37,806,111)                                                                                      39,169,721

                  Other Assets and Liabilities (net) - 1.7%                                                                  691,495
                                                                                                                         -----------

                  TOTAL NET ASSETS - 100.0%                                                                             $ 39,861,216
                                                                                                                         ===========

                  PORTFOLIO FOOTNOTES:

                  Yankee - U.S. Dollar denominated bonds issued by non-U.S.
                           companies in the U.S.

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                 VALUE
DESCRIPTION                                                SHARES       (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS - 93.4%
ADVERTISING - 0.1%
Omnicom Group, Inc. ..................................      1,700   $     98,600
R.H. Donnelly Corp. ..................................        400          5,825
                                                                     -----------
                                                                         104,425
                                                                     -----------
AEROSPACE & DEFENSE - 1.4%
AlliedSignal, Inc. ...................................      5,500        243,719
Boeing Co. ...........................................      9,600        313,200
General Dynamics Corp. ...............................      1,500         87,938
Lockheed Martin Corp. ................................      1,900        161,025
Northrop Grumman Corp. ...............................        700         51,188
Raytheon Co. .........................................      3,400        181,050
Textron, Inc. ........................................      1,700        129,094
United Technologies Corp. ............................      2,300        250,125
                                                                     -----------
                                                                       1,417,339
                                                                     -----------
AIRLINES - 0.4%
AMR Corp. * ..........................................      1,800        106,875
Delta Air Lines, Inc. ................................      1,600         83,200
FDX Corp. * ..........................................      1,500        133,500
Southwest Airlines, Inc. .............................      3,450         77,409
US Airways Group, Inc. * .............................        900         46,800
                                                                     -----------
                                                                         447,784
                                                                     -----------
AUTOMOTIVE - 2.0%
DaimlerChrysler AG ...................................      3,928        377,334
Dana Corp. ...........................................      1,850         75,619
Eaton Corp. ..........................................        800         56,550
Ford Motor Co. .......................................     11,700        686,644
General Motors Corp. .................................      6,900        493,781
Genuine Parts Co. ....................................      2,200         73,563
Goodyear Tire & Rubber Co. ...........................      1,700         85,744
Paccar, Inc. .........................................        900         37,013
TRW, Inc. ............................................      1,400         78,663
                                                                     -----------
                                                                       1,964,911
                                                                     -----------
BANKING - 7.0%
Associates First Capital Corp. .......................      6,800        288,150
Bank of New York .....................................      7,200        289,800
Bank One Corp. .......................................     10,636        543,101
BankAmerica Corp. ....................................     16,255        977,332
BankBoston Corp. .....................................      2,800        109,025
Bankers Trust New York Corp. .........................      1,000         85,438
BB&T Corp. ...........................................      3,200        129,000
Chase Manhattan Corp. ................................      8,000        544,500
Comerica, Inc. .......................................      1,600        109,100
Fifth Third Bancorp ..................................      2,300        164,019
First Union Corp. ....................................      9,122        554,732
Fleet Financial Group, Inc. ..........................      5,200        232,375
Golden West Financial Corp. ..........................        600         55,013
Huntington Bancshares, Inc. ..........................      2,530         76,058
KeyCorp ..............................................      4,400        140,800
MBNA Corp. ...........................................      7,500        187,031
Mellon Bank Corp. ....................................      2,400        165,000
Mercantile Bancorporation, Inc. ......................      1,500         69,188
National City Corp. ..................................      3,200        232,000
Northern Trust Corp. .................................      1,200        104,775
PNC Bank Corp. .......................................      3,100        167,788
Republic New York Corp. ..............................      1,300         59,231
State Street Corp. ...................................      1,600        111,300
Summit Bancorp .......................................      1,900         83,006
Suntrust Banks, Inc. .................................      2,100        160,650
Synovus Financial Corp. ..............................      2,800         68,250
U.S. Bancorp .........................................      7,000        248,500
Wachovia Corp. .......................................      2,100        183,619
Washington Mutual, Inc. ..............................      5,380        205,449
Wells Fargo Co. ......................................     15,200        607,050
                                                                     -----------
                                                                       6,951,280
                                                                     -----------
BEVERAGES, FOOD & TOBACCO - 6.4%
Anheuser-Busch Companies, Inc. .......................      4,700        308,438
Archer-Daniels-Midland Co. ...........................      6,195        106,477
Bestfoods ............................................      2,800        149,100
Campbell Soup Co. ....................................      4,400        242,000
Coca-Cola Co. (The) ..................................     23,500      1,571,563
ConAgra, Inc. ........................................      4,700        148,050
Fortune Brands, Inc. .................................      2,100         66,413
General Mills Co. ....................................      1,500        116,625
Heinz (H.J.), Co. ....................................      3,500        198,188
Hershey Foods Corp. ..................................      1,500         93,281
Kellogg Co. ..........................................      4,000        136,500
Pepsico, Inc. ........................................     14,400        589,500
Philip Morris Co., Inc. ..............................     23,300      1,246,550
Pioneer Hi-Bred International, Inc. ..................      2,400         64,800
Quaker Oats Co. ......................................      1,500         89,250
Ralston-Ralston Purina Group .........................      3,300        106,838
Sara Lee Corp. .......................................      9,200        259,325
Seagrams Co., Ltd. ...................................      3,600        136,800
Sysco Corp. ..........................................      3,600         98,775
Unilever N.V .........................................      6,100        505,919
UST, Inc. ............................................      2,300         80,213
Wrigley William Jr. Co. ..............................      1,200        107,475
                                                                     -----------
                                                                       6,422,080
                                                                     -----------
BUILDING MATERIALS - 0.2%
Masco Corp. ..........................................      3,800        109,250
Sherwin Williams Co. .................................      2,000         58,750
                                                                     -----------
                                                                         168,000
                                                                     -----------
CHEMICALS - 1.6%
Air Products & Chemicals, Inc. .......................      2,600        104,000
Dow Chemical Co. .....................................      2,200        200,063
Du Pont (E.I.) de Nemours and Co. ....................     10,700        567,769
Eastman Chemical Co. .................................      1,100         49,225
Hercules, Inc. .......................................      1,200         32,850
International Flavors & Fragrances, Inc. .............      1,300         57,444
Monsanto Co. .........................................      5,700        270,750
PPG Industries, Inc. .................................      1,800        104,850
Praxair, Inc. ........................................      1,700         59,925
Rohm & Haas Co. ......................................      2,100         63,263
Sigma Aldrich Corp. ..................................      1,200         35,250
Union Carbide Corp. ..................................      1,400         59,500
                                                                     -----------
                                                                       1,604,889
                                                                     -----------
COMMERCIAL SERVICES - 0.5%
Cendant Corp. * ......................................      7,900        150,594
Dun & Bradstreet Corp. (The) .........................      2,000         63,125
Equifax, Inc. ........................................      1,600         54,700
Interpublic Group of Companies, Inc. (The) ...........      1,300        103,675
Nielsen Media Research * .............................        567         10,200
Service Corp. International ..........................      2,600         98,963
                                                                     -----------
                                                                         481,257
                                                                     -----------
COMMUNICATIONS - 2.2%
3 Com Corp. * ........................................      3,500        156,844
Alcatel Alsthom (ADR) ................................      1,059         25,879
Alltel Corp. .........................................      2,000        119,625
General Instrument Corp. * ...........................      1,500         50,906
Lucent Technologies, Inc. ............................     12,500      1,375,000
Scientific-Atlanta, Inc. .............................        900         20,531
Tele-Communications TCI Ventures Group * .............      5,000        276,563
Tellabs, Inc. * ......................................      1,800        123,413
                                                                     -----------
                                                                       2,148,761
                                                                     -----------
COMPUTER SOFTWARE & PROCESSING - 6.2%
Adobe Systems, Inc. ..................................        700         32,725
Automatic Data Processing, Inc. ......................      2,900        232,544
Cabletron Systems, Inc. * ............................      1,800         15,075
Ceridian Corp. * .....................................        800         55,850
Cisco Systems, Inc. * ................................     14,550      1,350,422
Computer Associates International, Inc. ..............      5,300        225,913
Computer Sciences Corp. ..............................      1,600        103,100
First Data Corp. .....................................      4,200        133,088
HBO & Co. ............................................      4,200        120,488
IMS Health, Inc. .....................................      1,700        128,244
Microsoft Corp. * ....................................     23,300      3,231,372
Novell Inc. * ........................................      3,700         67,063
Oracle Corp. * .......................................      9,500        409,688
Parametric Technology Co. ............................      2,600         42,250
                                                                     -----------
                                                                       6,147,822
                                                                     -----------
COMPUTERS & INFORMATION - 5.0%
Apple Computer, Inc. * ...............................      1,400         57,313
Compaq Computer Corp. ................................     15,917        667,519
Dell Computer Corp. * ................................     12,600        922,163
EMC Corp. * ..........................................      4,800        408,000
Gateway 2000, Inc. * .................................      1,500         76,781
Hewlett-Packard Co. ..................................     10,000        683,125
International Business Machines Corp. ................      9,300      1,718,175
Seagate Technology, Inc. * ...........................      2,400         72,600
Silicon Graphics, Inc. * .............................      2,100         27,038
Sun Microsystems, Inc. * .............................      3,600        308,250
Unisys Corp. * .......................................      2,500         86,094
                                                                     -----------
                                                                       5,027,058
                                                                     -----------
CONGLOMERATES - 0.5%
American Express Credit Corp. ........................      4,700        480,575
                                                                     -----------

CONTAINERS & PACKAGING - 0.1%
Avery-Dennison Corp. .................................      1,200         54,075
Crown Cork & Seal, Inc. ..............................      1,500         46,219
Sealed Air Corp. * ...................................        900         45,956
                                                                     -----------
                                                                         146,250
                                                                     -----------
COSMETICS & PERSONAL CARE - 0.9%
Avon Products, Inc. ..................................      2,600        115,050
Colgate-Palmolive Co. ................................      2,900        269,338
Gillette Co. .........................................     10,600        512,113
                                                                     -----------
                                                                         896,501
                                                                     -----------
ELECTRIC UTILITIES - 2.2%
American Electric Power Co. ..........................      2,100         98,831
Carolina Power & Light Co. ...........................      1,900         89,419
Central & South West Corp. ...........................      2,800         76,825
Consolidated Edison, Inc. ............................      2,600        137,475
Dominion Resources, Inc. .............................      2,300        107,525
DTE Energy Co. .......................................      1,900         81,463
Duke Energy Corp. ....................................      3,500        224,219
Edison International .................................      4,200        117,075
Entergy Corp. ........................................      3,300        102,713
FirstEnergy Corp. ....................................      2,800         91,175
FPL Group, Inc. ......................................      1,900        117,088
Houston Industries, Inc. .............................      3,300        106,013
PacifiCorp ...........................................      3,900         82,144
Peco Energy Co. ......................................      2,600        108,225
Public Service Enterprise Group, Inc. ................      2,800        112,000
P.G.&E. Corp. ........................................      4,200        132,300
Southern Co. .........................................      6,900        200,531
Texas Utilities Co. ..................................      2,700        126,056
Unicom Corp. .........................................      2,700        104,119
                                                                     -----------
                                                                       2,215,196
                                                                     -----------
ELECTRICAL EQUIPMENT - 4.0%
AMP, Inc. ............................................      2,006        104,437
Emerson Electric Co. .................................      4,300        269,019
General Electric Co. .................................     31,200      3,184,350
Grainger (W.W.), Inc. ................................      1,200         49,950
Northern Telecom Ltd. ................................      6,320        316,790
Raychem Corp. ........................................      1,000         32,313
Thermo Electron Corp. * ..............................      1,700         28,794
                                                                     -----------
                                                                       3,985,653
                                                                     -----------
ELECTRONICS - 3.2%
Advanced Micro Devices, Inc. * .......................      1,500         43,406
Applied Materials, Inc. * ............................      3,600        153,675
Honeywell, Inc. ......................................      1,300         97,906
Intel Corp. ..........................................     15,700      1,861,431
KLA-Tencor Corp. * ...................................        900         39,038
LSI Logic Corp. * ....................................      1,500         24,188
Micron Technology, Inc. * ............................      2,100        106,181
Motorola, Inc. .......................................      5,800        354,163
National Semiconductor Corp. * .......................      1,800         24,300
Perkin-Elmer Corp. ...................................        500         48,781
Rockwell International Corp. .........................      2,100        101,981
Texas Instruments, Inc. ..............................      3,800        325,138
                                                                     -----------
                                                                       3,180,188
                                                                     -----------
ENTERTAINMENT & LEISURE - 1.0%
Brunswick Corp., Inc. ................................      1,300         32,175
Hasbro, Inc. .........................................      1,400         50,575
Mattel, Inc. .........................................      2,900         66,156
Mirage Resorts, Inc. * ...............................      2,200   $     32,863
Viacom International * ...............................      3,500        259,000
Walt Disney Co. (The) ................................     19,500        585,000
                                                                     -----------
                                                                       1,025,769
                                                                     -----------
ENVIRONMENTAL CONTROLS - 0.2%
Browning-Ferris Industries, Inc. .....................      2,100         59,719
Waste Management, Inc. ...............................      3,262        152,091
                                                                     -----------
                                                                         211,810
                                                                     -----------
FINANCIAL SERVICES - 4.1%
American General Corp. ...............................      2,500        195,000
Berkshire Hathaway, Inc. * ...........................         84        197,400
Block (H&R), Inc. ....................................      1,200         54,000
Charles Schwab Corp. .................................      5,400        303,413
Citigroup, Inc. ......................................     22,050      1,091,475
Countrywide Credit Industries, Inc. ..................      1,300         65,244
Federal Home Loan Mortgage Corp. .....................      6,800        438,175
Federal National Mortgage Association ................     10,200        754,800
Franklin Resources, Inc. .............................      3,400        108,800
Household International, Inc. ........................      4,833        191,508
J.P. Morgan & Co., Inc. ..............................      1,700        178,606
Lehman Brothers Holdings, Inc. .......................      1,600         70,500
Merrill Lynch & Co., Inc. ............................      3,900        260,325
MGIC Investment Corp. ................................      1,100         43,794
Providian Financial Corp. ............................      1,350        101,250
Waddell & Reed Financial, Inc. (Class A) .............         91          2,156
Waddell & Reed Financial, Inc. (Class B) .............        391          9,091
                                                                     -----------
                                                                       4,065,537
                                                                     -----------
FOREST PRODUCTS & PAPER - 0.7%
Champion International Corp. .........................      1,200         48,600
Fort James Corp. .....................................      2,200         88,000
Georgia-Pacific Corp. ................................      1,000         58,563
International Paper Co. ..............................      3,100        138,919
Mead Corp. ...........................................      1,400         41,038
Union Camp Corp. .....................................      1,000         67,500
Westvaco Corp. .......................................      1,700         45,581
Weyerhauser Co. ......................................      2,200        111,788
Willamette Industries, Inc. ..........................      1,500         50,250
                                                                     -----------
                                                                         650,239
                                                                     -----------
HEALTH CARE PROVIDERS - 0.8%
Columbia/HCA Healthcare Corp. ........................      6,400        158,400
HEALTHSOUTH Corp. * ..................................      4,000         61,750
Humana, Inc. * .......................................      1,800         32,063
Medtronic, Inc. ......................................      4,600        341,550
Tenet Healthcare Corp. * .............................      3,200         84,000
United Healthcare Corp. ..............................      1,900         81,819
                                                                     -----------
                                                                         759,582
                                                                     -----------
HEAVY MACHINERY - 0.5%
Case Corp. ...........................................      1,000         21,813
Caterpiller Tractor, Inc. ............................      3,800        174,800
Cooper Industries, Inc. ..............................      1,300         61,994
Deere & Co. ..........................................      2,500         82,813
Ingersoll-Rand Co. ...................................      1,900         89,181
McDermott International, Inc. ........................        700         17,281
Parker-Hannifin Corp. ................................      1,300         42,575
                                                                     -----------
                                                                         490,457
                                                                     -----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.2%
Black & Decker Corp. .................................      1,000         56,063
Maytag Corp. .........................................      1,000         62,250
Whirlpool Corp. ......................................        800         44,300
                                                                     -----------
                                                                         162,613
                                                                     -----------
HOUSEHOLD PRODUCTS - 1.5%
Clorox Co. ...........................................      1,100        128,494
Newell Co. ...........................................      1,800         74,250
Owens-Illinois, Inc. * ...............................      1,600         49,000
Procter & Gamble Co. .................................     12,800      1,168,800
Rubbermaid, Inc. .....................................      1,700         53,444
Stanley Works, (The) .................................      1,100         30,525
                                                                     -----------
                                                                       1,504,513
                                                                     -----------
INDUSTRIAL - DIVERSIFIED - 1.6%
Armstrong World Industries, Inc. .....................        700         42,219
Corning, Inc. ........................................      2,300        103,500
Dover Corp. ..........................................      2,400         87,900
Eastman Kodak Co. ....................................      3,100        223,200
Fluor Corp. ..........................................      1,000         42,563
Illinois Tool Works, Inc. ............................      2,500        145,000
ITT Industries, Inc. .................................      1,500         59,625
Johnson Controls, Inc. ...............................      1,000         59,000
Minnesota Mining & Manufacturing Co. .................      3,900        277,388
Tenneco, Inc. ........................................      2,100         71,531
Tyco International Ltd. ..............................      6,284        474,049
                                                                     -----------
                                                                       1,585,975
                                                                     -----------
INSURANCE - 3.2%
Aetna, Inc. ..........................................      1,500        117,938
Allstate Corp. .......................................      8,000        309,000
American International Group .........................      9,900        956,588
Aon Corp. ............................................      1,700         94,138
Chubb Corp. ..........................................      1,600        103,800
Cigna Corp. ..........................................      2,400        185,550
Cincinnati Financial Corp. ...........................      1,700         62,263
Conseco, Inc. ........................................      3,082         94,194
Hartford Financial Services Group, Inc. ..............      2,200        120,725
Jefferson Pilot Corp. ................................      1,100         82,500
Lincoln National Corp. ...............................      1,000         81,813
Loews Corp. ..........................................      1,300        127,725
Marsh & McLennan Co., Inc. ...........................      2,550        149,016
MBIA, Inc. ...........................................      1,000         65,563
Progressive Corp. ....................................        700        118,563
Safeco Corp. .........................................      1,600         68,700
St. Paul Co. .........................................      2,300         79,925
SunAmerica, Inc. .....................................      1,900        154,138
Torchmark Corp. ......................................      1,600         56,500
Transamerica Corp. ...................................        800         92,400
Unum Corp. ...........................................      1,300         75,888
                                                                     -----------
                                                                       3,196,927
                                                                     -----------
LODGING - 0.1%
Hilton Hotels Corp. ..................................      2,700         51,638
Marriott International, Inc. .........................      2,700         78,300
                                                                     -----------
                                                                         129,938
                                                                     -----------
MEDIA - BROADCASTING & PUBLISHING - 2.2%
CBS Corp. ............................................      6,900        225,975
Clear Channel Communications, Inc. * .................      2,400        130,800
Comcast Corp. ........................................      3,500        205,406
Dow Jones & Co., Inc. ................................      1,200         57,750
Gannett Co., Inc. ....................................      2,800        185,325
Knight-Ridder, Inc. ..................................      1,000         51,125
McGraw-Hill Companies, Inc. ..........................      1,100        112,063
MediaOne Group, Inc. * ...............................      6,000        282,000
New York Times Co. ...................................      2,200         76,313
R.R. Donnelley & Sons Co. ............................      1,700         74,481
Time Warner, Inc. ....................................     11,000        682,688
Times Mirror Co. .....................................      1,100         61,600
Tribune Co. ..........................................      1,400         92,400
                                                                     -----------
                                                                       2,237,926
                                                                     -----------
MEDICAL SUPPLIES - 0.8%
Baxter International, Inc. ...........................      2,900        186,506
Becton Dickinson & Co. ...............................      2,600        110,988
Biomet, Inc. .........................................      1,400         56,350
Boston Scientific Corp. * ............................      3,800        101,888
Cardinal Health, Inc. ................................      1,650        125,194
Guidant Corp. ........................................      1,500        165,375
St. Jude Medical, Inc. * .............................      1,100         30,456
                                                                     -----------
                                                                         776,757
                                                                     -----------
METALS - 0.6%
Alcan Aluminum Ltd. ..................................      2,700         73,069
Allegheny Teledyne, Inc. .............................      2,300         47,006
Aluminum Company of America ..........................      1,700        126,756
Barrick Gold Corp. ...................................      4,300         83,850
Freeport-McMoran Copper & Gold, Inc. Class B .........      2,400         25,050
Nucor Corp. ..........................................      1,000         43,250
Phelps Dodge Corp. ...................................        800         40,700
Placer Dome, Inc. ....................................      3,600         41,400
Reynolds Metals Co. ..................................        900         47,419
USX - U.S. Steel Group, Inc. .........................      1,300         29,900
                                                                     -----------
                                                                         558,400
                                                                     -----------
MINING - 0.1%
Inco Ltd. ............................................      2,200         23,238
Newmont Mining Corp. .................................      1,900         34,319
                                                                     -----------
                                                                          57,557
                                                                     -----------
OFFICE EQUIPMENT - 0.6%
Harris Corp., Inc. ...................................      1,000         36,625
IKON Office Solutions, Inc. ..........................      1,500         12,844
Pitney Bowes, Inc. ...................................      2,700        178,369
Xerox Corp. ..........................................      3,100        365,800
                                                                     -----------
                                                                         593,638
                                                                     -----------
OIL & GAS - 6.5%
Amerada Hess Corp. ...................................      1,300         64,675
Amoco Corp. ..........................................      9,600        566,400
Anadarko Petroleum Corp. .............................      1,400         43,225
Apache Corp. .........................................      1,300         32,906
Ashland, Inc. ........................................      1,000         48,375
Atlantic Richfield Co. ...............................      3,200        208,800
Baker Hughes, Inc. ...................................      3,420         60,491
Burlington Resources, Inc. ...........................      2,000         71,625
Chevron Corp. ........................................      6,400        530,800
Coastal Corp. ........................................      2,600         90,838
Columbia Energy Group ................................      1,200         69,300
Enron Corp. ..........................................      3,300        188,306
Exxon Corp. ..........................................     23,600      1,725,750
Halliburton Co. ......................................      4,400        130,350
Mobil Corp. ..........................................      7,600        662,150
Occidental Petroleum Corp. ...........................      3,700         62,438
Phillips Petroleum Co. ...............................      2,900        123,613
Royal Dutch Petroleum Co. ............................     20,500        981,438
Schlumberger Ltd. ....................................      4,800        221,400
Sonat, Inc. ..........................................      1,300         35,181
Texaco, Inc. .........................................      5,500        290,813
Union Pacific Resources Group, Inc. ..................      3,100         28,094
Unocal Corp. .........................................      2,700         78,806
USX - Marathon Group .................................      3,100         93,388
Williams Companies, Inc. .............................      4,200        130,988
                                                                     -----------
                                                                       6,540,150
                                                                     -----------
PHARMACEUTICALS - 9.9%
Abbott Laboratories ..................................     14,800        725,200
Alza Corp. * .........................................      1,000         52,250
American Home Products Corp. .........................     12,500        703,906
Amgen, Inc. * ........................................      2,600        271,863
Bristol-Myers Squibb Co. .............................      9,500      1,271,219
Eli Lilly & Co. ......................................     10,700        950,963
Johnson & Johnson ....................................     12,900      1,081,988
Merck & Co., Inc. ....................................     11,500      1,698,406
Pfizer, Inc. .........................................     12,400      1,555,425
Pharmacia & Upjohn, Inc. .............................      5,100        288,788
Schering-Plough Corp. ................................     14,000        773,500
Warner Lambert Co. ...................................      7,800        586,463
                                                                     -----------
                                                                       9,959,971
                                                                     -----------
RESTAURANTS - 0.6%
McDonald's Corp. .....................................      6,700        513,388
Tricon Global Restaurants, Inc. * ....................      1,700         85,213
Wendy's International, Inc. ..........................      1,700         37,081
                                                                     -----------
                                                                         635,682
                                                                     -----------
RETAILERS - 6.0%
Abercrombie & Fitch Co. * ............................          6            425
Albertson's, Inc. ....................................      2,500        159,219
American Stores Co. ..................................      3,000        110,813
AutoZone, Inc. * .....................................      1,600         52,700
Circuit City Stores, Inc. ............................      1,100         54,931
Consolidated Stores Corp. * ..........................      1,200         24,225
Costco Companies, Inc. * .............................      2,100        151,594
CVS Corp. ............................................      3,800        209,000
Dayton-Hudson Corp. ..................................      4,200        227,850
Dillard's, Inc. ......................................      1,300         36,888
Federated Department Stores, Inc. * ..................      2,100         91,481
Gap, Inc. ............................................      5,700        320,625
Home Depot, Inc. .....................................     14,000        856,625
J.C. Penney Co., Inc. ................................      2,500        117,188
Kimberly-Clark Corp. .................................      5,400        294,300
K-Mart Corp. * .......................................      4,900         75,031
Kroger Co. * .........................................      2,600        157,300
Limited, Inc. (The) ..................................      2,300         66,988
Lowes Companies, Inc. ................................      3,400        174,038
May Department Stores Co. (The) ......................      2,300        138,863
Nordstrom, Inc. ......................................      1,600         55,600
Rite Aid Corp. .......................................      2,600        128,863
Sears, Roebuck and Co. ...............................      3,800        161,500
Tandy Corp. ..........................................      1,100         45,306
TJX Companies, Inc. ..................................      3,400         98,600
Toys "R" Us, Inc. * ..................................      3,000         50,625
Venator Group, Inc. * ................................      1,700         10,944
Walgreen Co. .........................................      4,900        286,956
Wal-Mart Stores, Inc. ................................     21,400      1,742,763
Winn Dixie Stores, Inc. ..............................      1,600         71,800
                                                                     -----------
                                                                       5,973,041
                                                                     -----------
TELEPHONE SYSTEMS - 7.6%
Airtouch Communications, Inc. * ......................      5,400        389,475
Ameritech Corp. ......................................     10,500        665,438
AT&T Corp. ...........................................     15,500      1,166,375
Bell Atlantic Corp. ..................................     14,800        840,825
Bellsouth Corp. ......................................     19,000        947,625
Frontier Corp. .......................................      1,800         61,200
GTE Corp. ............................................      9,100        613,681
MCI WorldCom, Inc. * .................................     18,134      1,301,115
Nextel Communications, Inc. * ........................      2,600         61,425
SBC Communications Corp. .............................     17,500        938,438
Sprint Corp. .........................................      4,200        353,325
Sprint PCS * .........................................      2,100         48,563
U.S. WEST, Inc. ......................................      4,863        314,271
                                                                     -----------
                                                                       7,701,756
                                                                     -----------
TEXTILES, CLOTHING & FABRICS - 0.2%
Fruit of the Loom, Inc. * ............................        900         12,431
Liz Claiborne, Inc. ..................................        800         25,250
Nike, Inc. ...........................................      2,900        117,631
VF Corp. .............................................      1,500         70,313
                                                                     -----------
                                                                         225,625
                                                                     -----------
TRANSPORTATION - 0.5%
Burlington Northern Santa Fe Corp. ...................      4,500        151,875
CSX Corp. ............................................      2,300         95,450
Laidlaw, Inc. ........................................      3,300         33,206
Norfolk Southern Corp. ...............................      3,900        123,581
Union Pacific Corp. ..................................      2,500        112,656
                                                                     -----------
                                                                         516,768
                                                                     -----------

Total Common Stocks (Cost $48,814,664)                                93,350,600
                                                                     -----------

SHORT-TERM INVESTMENTS - 6.5%
REPURCHASE AGREEMENT - 5.5%
State Street Corp. U.S. Gov't Repurchase Agreement
at 4.85%, due 01/04/99, collaterized by U.S.
Treasury Note, $4,110,000 par, 8.125% coupon, due
08/15/19, dated 08/15/89, repurchase proceeds
of $5,509,968 (Cost $5,507,000) ...................... $5,507,000      5,507,000
                                                                     -----------


U.S. GOVERNMENT AGENCY - 1.0%
Federal Home Loan Mortgage Corp. (Discount Note)
at 5.09%, due 01/08/99 (a) (Cost $997,596) ...........  1,000,000        997,596
                                                                     -----------


Total Short-Term Investments (Cost $6,504,596)                         6,504,596
                                                                     -----------

TOTAL INVESTMENTS - 99.9%
(Cost $55,319,260)                                                    99,855,196

Other Assets and Liabilities (net) - 0.1%                                 41,837
                                                                     -----------

TOTAL NET ASSETS - 100.0%                                           $ 99,897,033
                                                                     ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

(a)   Assets segregated for open futures

ADR - American Depositary Receipt

                       See notes to financial statements

COVA SERIES TRUST
VKAC GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------------------------------------
   PAR/SHARE   SECURITY                                                                                                       VALUE
     AMOUNT    DESCRIPTION                                                               COUPON          MATURITY           (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
               COMMON AND PREFERRED STOCKS - 88.4%
               AEROSPACE & DEFENSE - 0.5%
      5,700    AlliedSignal, Inc. ...............................................................................       $    252,581
                                                                                                                         -----------

               BANKING - 7.1%
     37,400    Bank of Tokyo - Mitsubishi Ltd. (The) (ADR) ......................................................            392,700
     12,100    Chase Manhattan Corp. ............................................................................            823,556
     11,470    First Union Corp. ................................................................................            697,519
     14,260    Fleet Financial Group, Inc. ......................................................................            637,244
     12,500    PNC Bank Corp. ...................................................................................            676,563
     14,250    Washington Mutual, Inc. ..........................................................................            544,172
                                                                                                                         -----------
                                                                                                                           3,771,754
                                                                                                                         -----------
               BEVERAGES, FOOD & TOBACCO - 7.8%
      7,300    Anheuser-Busch Companies, Inc. ...................................................................            479,063
      7,900    Hershey Foods Corp. ..............................................................................            491,281
     29,261    Philip Morris Co., Inc. ..........................................................................          1,565,464
     16,690    Ralston-Ralston Purina Group .....................................................................            540,339
      8,900    Sysco Corp. ......................................................................................            244,194
      5,420    Unilever N.V .....................................................................................            449,521
     16,000    Whitman Corp. ....................................................................................            406,000
                                                                                                                         -----------
                                                                                                                           4,175,862
                                                                                                                         -----------
               CHEMICALS - 3.2%
      9,710    Imperial Chemical Industries Plc (ADR) ...........................................................            339,243
      4,700    Monsanto Co. .....................................................................................            223,250
     15,900    Rhodia, Inc. (144A)^ * ...........................................................................            238,500
     18,600    Rhone-Poulenc S.A. (ADR) .........................................................................            934,650
                                                                                                                         -----------
                                                                                                                           1,735,643
                                                                                                                         -----------
               COMMUNICATIONS - 0.0%
        400    Loral Space & Communications Ltd. * ..............................................................              7,125
                                                                                                                         -----------

               COMPUTER SOFTWARE & PROCESSING - 5.1%
     14,600    Adobe Systems, Inc. ..............................................................................            682,550
      9,700    BMC Software, Inc. ...............................................................................            432,256
      8,750    First Data Corp. .................................................................................            277,266
      8,340    IMS Health, Inc. .................................................................................            629,149
      2,000    Microsoft Corp. Convertible Preferred ............................................................            195,500
     11,300    Oracle Corp. * ...................................................................................            487,313
                                                                                                                         -----------
                                                                                                                           2,704,034
                                                                                                                         -----------
               COMPUTERS & INFORMATION - 5.7%
      6,500    Compaq Computer Corp. ............................................................................            272,594
      9,200    Electronic Data Systems Corp. ....................................................................            462,300
     10,050    International Business Machines Corp. ............................................................          1,856,725
     20,430    Quantum Corp. * ..................................................................................            434,138
                                                                                                                         -----------
                                                                                                                           3,025,757
                                                                                                                         -----------
               CONTAINERS & PACKAGING - 1.0%
     16,510    Crown Cork & Seal, Inc. ..........................................................................            508,714
                                                                                                                         -----------

               COSMETICS & PERSONAL CARE - 1.1%
      6,500    Colgate-Palmolive Co. ............................................................................            603,688
                                                                                                                         -----------

               ELECTRIC UTILITIES - 7.3%
     12,210    BEC Energy .......................................................................................            502,899
     13,720    Consolidated Edison, Inc. ........................................................................            725,445
        200    DQE, Inc. ........................................................................................              8,788
     15,450    Edison International .............................................................................            430,669
     11,690    GPU, Inc. ........................................................................................            516,552
      7,500    Illinova Corp. ...................................................................................            187,500
     41,900    Niagara Mohawk Power Corp. * .....................................................................            675,638
     40,400    Northeast Utilities * ............................................................................            646,400
      5,200    Peco Energy Co. ..................................................................................            216,450
                                                                                                                         -----------
                                                                                                                           3,910,341
                                                                                                                         -----------
               ELECTRICAL EQUIPMENT - 1.2%
     19,110    Raychem Corp. ....................................................................................            617,492
                                                                                                                         -----------

               ELECTRONICS - 4.3%
      7,800    Micron Technology, Inc. * ........................................................................            394,388
      8,920    Motorola, Inc. ...................................................................................            544,678
      4,600    Philips Electronics N.V ..........................................................................            311,363
      6,650    Texas Instruments, Inc. ..........................................................................            568,991
      7,220    Xilinx, Inc. * ...................................................................................            470,203
                                                                                                                         -----------
                                                                                                                           2,289,623
                                                                                                                         -----------
               ENVIRONMENTAL CONTROLS - 1.8%
     20,575    Waste Management, Inc. (a) .......................................................................            959,309
                                                                                                                         -----------

               FINANCIAL SERVICES - 3.9%
     13,360    American General Corp. ...........................................................................          1,042,080
     11,710    Block (H&R), Inc. ................................................................................            526,950
     10,150    Citigroup, Inc. ..................................................................................            502,425
                                                                                                                         -----------
                                                                                                                           2,071,455
                                                                                                                         -----------
               FOREST PRODUCTS & PAPER - 1.0%
     10,190    Boise Cascade Corp. ..............................................................................            315,890
      5,230    Fort James Corp. .................................................................................            209,200
                                                                                                                         -----------
                                                                                                                             525,090
                                                                                                                         -----------
               HEALTH CARE PROVIDERS - 1.9%
     11,910    Columbia/HCA Healthcare Corp. ....................................................................            294,773
        400    Fresenius Medical Care AG Preferred * ............................................................                 12
     17,000    United Healthcare Corp. ..........................................................................            732,063
                                                                                                                         -----------
                                                                                                                           1,026,848
                                                                                                                         -----------
               HEAVY MACHINERY - 1.3%
     15,080    Ingersoll-Rand Co. ...............................................................................            707,818
                                                                                                                         -----------

               HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.6%
      5,720    Black & Decker Corp. .............................................................................            320,678
                                                                                                                         -----------

               HOUSEHOLD PRODUCTS - 0.6%
      4,870    Benckiser N.V ....................................................................................            311,071
                                                                                                                         -----------

               INSURANCE - 3.1%
      5,900    Aetna, Inc. ......................................................................................            463,888
      5,800    Allstate Corp. ...................................................................................            224,025
     10,220    Equitable Companies, Inc. (The) ..................................................................            591,483
      5,300    EXEL Ltd. ........................................................................................            397,500
                                                                                                                         -----------
                                                                                                                           1,676,896
                                                                                                                         -----------
               MEDICAL SUPPLIES - 1.5%
      9,080    Beckman Coulter, Inc. ............................................................................            492,590
     11,700    St. Jude Medical, Inc. * .........................................................................            323,944
                                                                                                                         -----------
                                                                                                                             816,534
                                                                                                                         -----------
               OFFICE EQUIPMENT - 1.3%
      5,700    Xerox Corp. ......................................................................................            672,600
                                                                                                                         -----------

               OIL & GAS - 8.6%
     12,700    Atlantic Richfield Co. ...........................................................................            828,675
     22,460    Coastal Corp. ....................................................................................            784,696
     21,680    El Paso Energy Corp. .............................................................................            754,735
      7,900    Mobil Corp. ......................................................................................            688,288
     14,100    Texaco, Inc. .....................................................................................            745,538
     10,300    Valero Energy Corp. ..............................................................................            218,875
     21,090    YPF Sociedad Anonima (ADR) .......................................................................            589,202
                                                                                                                         -----------
                                                                                                                           4,610,009
                                                                                                                         -----------
               PHARMACEUTICALS - 9.0%
     11,920    Alza Corp. * .....................................................................................            622,820
     17,560    American Home Products Corp. .....................................................................            988,848
      4,520    Merck & Co., Inc. ................................................................................            667,548
     22,200    Mylan Laboratories, Inc. .........................................................................            699,300
     16,830    Pharmacia & Upjohn, Inc. .........................................................................            952,999
      9,500    Teva Pharmaceutical (ADR) ........................................................................            386,531
      7,800    Watson Pharmaceutical, Inc. * ....................................................................            490,425
                                                                                                                         -----------
                                                                                                                           4,808,471
                                                                                                                         -----------
               REAL ESTATE - 0.5%
     12,600    Arden Realty Group, Inc. (REIT) ..................................................................            292,163
                                                                                                                         -----------

               RETAILERS - 2.0%
     11,450    Federated Department Stores, Inc. * ..............................................................            498,791
     10,335    Gap, Inc. ........................................................................................            581,344
                                                                                                                         -----------
                                                                                                                           1,080,135
                                                                                                                         -----------
               TELEPHONE SYSTEMS - 6.0%
     11,740    Bellsouth Corp. ..................................................................................            585,533
     12,370    GTE Corp. ........................................................................................            834,202
      6,410    SBC Communications Corp. .........................................................................            343,736
      6,500    Sprint Corp. .....................................................................................            546,813
     13,950    U.S. WEST, Inc. ..................................................................................            901,519
                                                                                                                         -----------
                                                                                                                           3,211,803
                                                                                                                         -----------
               TEXTILES, CLOTHING & FABRICS - 1.0%
      8,810    Tommy Hilfiger Corp. * ...........................................................................            528,600
                                                                                                                         -----------


               Total Common and Preferred Stocks (Cost $38,586,170) .............................................         47,222,094
                                                                                                                         -----------

               WARRANTS - 0.1%
      9,000    Rhone-Poulenc S.A. (expiring 11/15/01) * .........................................................             33,750
                                                                                                                         -----------
               (Cost $9,000)


               CORPORATE BONDS AND DEBT SECURITIES - 2.6%                                COUPON          MATURITY
               COMPUTERS & INFORMATION - 0.5%
   $500,000    Hewlett-Packard Co. Convertible ................................           +              10/14/07            277,500
                                                                                                                         -----------

               FINANCIAL SERVICES - 1.1%
  1,000,000    Deutsche Bank Finance BV Convertible (144A)^ ...................           +              02/12/17            572,500
                                                                                                                         -----------

               PHARMACEUTICALS - 1.0%
    700,000    Roche Holdings, Inc. Convertible ...............................           +              04/20/10            454,566
     50,000    Sandoz Capital BVI Ltd. Convertible ............................           2.000%         10/06/02             95,005
                                                                                                                         -----------
                                                                                                                             549,571
                                                                                                                         -----------

               Total Corporate Bonds and Debt Securities (Cost $1,130,084)                                                 1,399,571
                                                                                                                         -----------
               SHORT-TERM INVESTMENT - 8.9%
 $4,769,000    Federal Home Loan Bank (Discount Note) .........................           4.300%         01/04/99          4,766,721
                                                                                                                         -----------
               (Cost $4,766,721)


               TOTAL INVESTMENTS - 100.0%
               (Cost $44,491,975)                                                                                         53,422,136

               Other Assets and Liabilities (net) - 0.0%                                                                       9,484
                                                                                                                         -----------

               TOTAL NET ASSETS - 100.0%                                                                                $ 53,431,620
                                                                                                                         ===========

               PORTFOLIO FOOTNOTES:

               (a)    Assets segregated for open futures

                      Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

               ^ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to
                      Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

               +      Zero coupon bond

               ADR -  American Depositary Receipt

               REIT - Real Estate Investment Trust

                       See notes to financial statements

COVA SERIES  TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------------------------------------
  PAR/SHARE   SECURITY                                                                                                       VALUE
    AMOUNT    DESCRIPTION                                                        COUPON         MATURITY                    (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
              DOMESTIC BONDS AND DEBT SECURITIES - 83.5%
              AEROSPACE & DEFENSE - 2.0%
  $300,000    Sequa Corp. ..........................................              9.625%        10/15/99                $    306,090
   250,000    Sequa Corp. ..........................................              9.375%        12/15/03                     257,813
                                                                                                                         -----------
                                                                                                                             563,903
                                                                                                                         -----------
              AIRLINES - 0.9%
   250,000    Atlas Air, Inc. (144A)^ ..............................              +             11/15/06                     256,250
                                                                                                                         -----------

              AUTOMOTIVE - 4.1%
   500,000    Aetna Industries, Inc. ...............................             11.875%        10/01/06                     527,500
   250,000    Stanadyne Automotive Corp. ...........................             10.250%        12/15/07                     251,250
   430,000    Talon Automotive Group LLC (144A)^ ...................              9.625%        05/01/08                     410,650
                                                                                                                         -----------
                                                                                                                           1,189,400
                                                                                                                         -----------
              BEVERAGES, FOOD & TOBACCO - 1.0%
   150,000    Fleming Companies, Inc. ..............................             10.500%        12/01/04                     142,500
   150,000    Fleming Companies, Inc. ..............................             10.625%        07/31/07                     140,625
                                                                                                                         -----------
                                                                                                                             283,125
                                                                                                                         -----------
              BUILDING MATERIALS - 2.0%
   575,000    American Standard Co., Inc. ..........................             10.875%        05/15/99                     577,875
                                                                                                                         -----------

              CHEMICALS - 2.7%
   534,000    ISP Holdings, Inc. ...................................              9.750%        02/15/02                     570,045
   250,000    Pioneer Americas Acquisition Corp. ...................              9.250%        06/15/07                     201,250
                                                                                                                         -----------
                                                                                                                             771,295
                                                                                                                         -----------
              COMMERCIAL SERVICES - 3.0%
   150,000    CSC Holdings, Inc. ...................................              8.125%        08/15/09                     158,520
   300,000    CSC Holdings, Inc. ...................................             10.500%        05/15/16                     354,000
   350,000    Dyncorp, Inc. ........................................              9.500%        03/01/07                     351,750
                                                                                                                         -----------
                                                                                                                             864,270
                                                                                                                         -----------
              COMMUNICATIONS - 6.1%
   400,000    Echostar Communications Corp. ........................          0%, 12.88%  ++    06/01/04                     412,000
   250,000    Splitrock Services, Inc. (144A)^ .....................             11.750%        07/15/08                     217,500
 1,250,000    Sprint Spectrum L.P. .................................              +             08/15/06                   1,131,248
                                                                                                                         -----------
                                                                                                                           1,760,748
                                                                                                                         -----------
              COMPUTER SOFTWARE & PROCESSING - 0.7%
   200,000    PSINet, Inc. (144A)^ .................................             11.500%        11/01/08                     210,500
                                                                                                                         -----------

              CONTAINERS & PACKAGING - 0.8%
   250,000    Fonda Group, Inc. ....................................              9.500%        03/01/07                     208,750
    30,000    Sweetheart Cup Co., Inc. .............................              9.625%        09/01/00                      27,150
                                                                                                                         -----------
                                                                                                                             235,900
                                                                                                                         -----------
              ELECTRIC UTILITIES - 3.5%
   500,000    AES Corp. ............................................             10.250%        07/15/06                     542,500
    50,000    El Paso Electric Co. .................................              8.250%        02/01/03                      53,000
   150,000    El Paso Electric Co. .................................              8.900%        02/01/06                     171,375
     1,352    El Paso Electric Co. Preferred (PIK) * ...............             11.400%        02/01/08                     145,340
    99,975    Midland Cogeneration Venture L.P. ....................             10.330%        07/23/02                     106,187
                                                                                                                         -----------
                                                                                                                           1,018,402
                                                                                                                         -----------
              ELECTRONICS - 2.3%
   550,000    Communications & Power Corp. .........................             12.000%        08/01/05                     576,125
    50,000    DecisionOne Corp. ....................................              9.750%        08/01/07                      23,250
   300,000    DecisionOne Holdings Corp. ...........................          0%, 11.50%  ++    08/01/08                      70,500
                                                                                                                         -----------
                                                                                                                             669,875
                                                                                                                         -----------
              ENTERTAINMENT & LEISURE - 10.4%
   250,000    Argosy Gaming Co. ....................................             12.000%        06/01/01                     248,750
   500,000    Argosy Gaming Co. ....................................             13.250%        06/01/04                     562,500
   175,000    Booth Creek Ski Holdings, Inc. .......................             12.500%        03/15/07                     174,125
   300,000    Coast Hotels & Casino ................................             13.000%        12/15/02                     337,500
   400,000    Grand Casinos, Inc. ..................................             10.125%        12/01/03                     438,000
   250,000    Majestic Star Casino LLC .............................             12.750%        05/15/03                     260,625
   400,000    Selmer Co., Inc. .....................................             11.000%        05/15/05                     430,000
   500,000    Silver Cinemas, Inc. (144A)^ .........................             10.500%        04/15/05                     342,500
   189,000    Waterford Gaming LLC .................................             12.750%        11/15/03                     197,978
                                                                                                                         -----------
                                                                                                                           2,991,978
                                                                                                                         -----------
              ENVIRONMENTAL CONTROLS - 0.2%
    50,000    Norcal Waste Systems, Inc. ...........................             13.500%        11/15/05                      55,250
                                                                                                                         -----------

              FINANCIAL SERVICES - 2.4%
   475,000    Americo Life, Inc. ...................................              9.250%        06/01/05                     490,438
   200,000    Trizec Finance Ltd. ..................................             10.875%        10/15/05                     213,500
                                                                                                                         -----------
                                                                                                                             703,938
                                                                                                                         -----------
              FOREST PRODUCTS & PAPER - 1.1%
   300,000    SD Warren Co. ........................................             12.000%        12/15/04                     328,125
                                                                                                                         -----------

              HEALTH CARE PROVIDERS - 1.6%
   500,000    Mariner Post-Acute Network, Inc. (144A)^ .............              +             11/01/07                     222,500
   150,000    Mariner Post-Acute Network, Inc. (144A)^ .............              9.500%        11/01/07                     116,250
   125,000    Oxford Health Plans, Inc. (144A)^ ....................             11.000%        05/15/05                     118,125
                                                                                                                         -----------
                                                                                                                             456,875
                                                                                                                         -----------
              HEAVY CONSTRUCTION - 1.7%
   500,000    Del Webb Corp. .......................................              9.375%        05/01/09                     490,625
                                                                                                                         -----------

              INDUSTRIAL - DIVERSIFIED - 1.7%
   150,000    Community Distributors, Inc. .........................             10.250%        10/15/04                     138,750
   200,000    Compass Aerospace Corp. (144A)^ ......................             10.125%        04/15/05                     195,000
   250,000    Universal Compression, Inc. (144A)^ ..................           0%, 9.88%  ++    02/15/08                     151,250
                                                                                                                         -----------
                                                                                                                             485,000
                                                                                                                         -----------
              LODGING - 0.9%
   250,000    Intrawest Corp. ......................................              9.750%        08/15/08                     257,500
                                                                                                                         -----------

              MEDIA - BROADCASTING & PUBLISHING - 13.2%
   350,000    Capstar Broadcasting Corp. ...........................              9.250%        07/01/07                     364,000
   300,000    Century Communications Corp. .........................              8.875%        01/15/07                     333,000
   150,000    Century Communications Corp. .........................              8.750%        10/01/07                     165,750
   450,000    EZ Communications, Inc. ..............................              9.750%        12/01/05                     495,000
   400,000    Gray Communications Systems, Inc. ....................             10.625%        10/01/06                     428,000
   450,000    International Cabletel, Inc. .........................          0%, 12.75%  ++    04/15/05                     407,250
   100,000    International Cabletel, Inc. .........................          0%, 11.50%  ++    02/01/06                      82,500
   425,000    K-III Communications Corp. ...........................             10.250%        06/01/04                     448,375
   400,000    Pegasus Communications Corp. .........................              9.625%        10/15/05                     403,000
   500,000    United International Holdings, Inc. ..................          0%, 10.75%  ++    02/15/08                     272,500
   350,000    Young Broadcasting, Inc. .............................             11.750%        11/15/04                     377,125
                                                                                                                         -----------
                                                                                                                           3,776,500
                                                                                                                         -----------
              METALS - 1.5%
   250,000    Kevco, Inc. ..........................................             10.375%        12/01/07                     228,750
   200,000    Oxford Automotive, Inc. (144A)^ ......................             10.125%        06/15/07                     207,000
                                                                                                                         -----------
                                                                                                                             435,750
                                                                                                                         -----------
              MINING - 0.6%
   200,000    Renco Steel Holdings, Inc. ...........................             10.875%        02/01/05                     173,000
                                                                                                                         -----------

              OIL & GAS - 3.5%
   150,000    Frontier Oil Corp. ...................................              9.125%        02/15/06                     138,750
   145,000    Giant Industries, Inc. ...............................              9.750%        11/15/03                     144,275
   500,000    Giant Industries, Inc. ...............................              9.000%        09/01/07                     477,500
   150,000    KCS Energy, Inc. .....................................             11.000%        01/15/03                     138,750
   100,000    Petroleum Heat & Power Co., Inc. .....................             12.250%        02/01/05                      96,500
                                                                                                                         -----------
                                                                                                                             995,775
                                                                                                                         -----------
              RETAILERS - 5.4%
   100,000    Big 5 Corp. ..........................................             10.875%        11/15/07                     101,500
   310,000    Cole National Group ..................................              9.875%        12/31/06                     322,400
   250,000    Home Interiors & Gifts, Inc. (144A)^ .................             10.125%        06/01/08                     248,750
   100,000    Jitney-Jungle Stores of America, Inc. ................             12.000%        03/01/06                     112,000
   540,000    Pantry, Inc. (The) ...................................             12.000%        11/15/00                     567,000
   200,000    Pantry, Inc. (The) ...................................             10.250%        10/15/07                     210,500
                                                                                                                         -----------
                                                                                                                           1,562,150
                                                                                                                         -----------
              TELEPHONE SYSTEMS - 8.7%
   400,000    Centennial Cellular Corp. ............................             10.125%        05/15/05                     502,000
   150,000    Intermedia Communications of Florida, Inc. ...........             13.500%        06/01/05                     171,375
   400,000    Intermedia Communications of Florida, Inc. ...........          0%, 11.25%  ++    07/15/07                     278,000
 1,000,000    Intermedia Communications of Florida, Inc. (144A)^ ...              8.600%        06/01/08                     955,000
   500,000    Level 3 Communications, Inc. (144A)^ .................              9.125%        05/01/08                     496,250
   250,000    Triton Communications LLC (144A)^ ....................          0%, 11.00%  ++    05/01/08                     118,125
                                                                                                                         -----------
                                                                                                                           2,520,750
                                                                                                                         -----------
              TEXTILES, CLOTHING & FABRICS - 1.5%
    50,000    Pillowtex Corp. ......................................             10.000%        11/15/06                      54,250
   150,000    Pillowtex Corp. ......................................              9.000%        12/15/07                     155,250
   250,000    Scovill Fasteners, Inc. ..............................             11.250%        11/30/07                     216,250
                                                                                                                         -----------
                                                                                                                             425,750
                                                                                                                         -----------

              Total Domestic Bonds and Debt Securities (Cost $24,413,384)                                                 24,060,509
                                                                                                                         -----------

              EQUITIES - 1.1%
              COMMUNICATIONS - 0.0%
       522    NTL, Inc. (Warrants - expiring 10/14/08) * ...............................................                       7,895
       250    Splitrock Services, Inc. (Warrants - expiring 07/15/08) * ................................                           0
                                                                                                                         -----------
                                                                                                                               7,895
                                                                                                                         -----------
              MEDIA - BROADCASTING & PUBLISHING - 0.0%
       930    American Telecasting, Inc. (Warrants - expiring 06/15/99) * ..............................                         930
                                                                                                                         -----------

              MEDICAL SUPPLIES - 0.0%
       250    Urohealth Systems, Inc. (Warrants - expiring 04/10/04) * .................................                           3
                                                                                                                         -----------

              OIL & GAS - 0.9%
    10,000    Coastal Finance, Inc. Preferred ..........................................................                     246,250
                                                                                                                         -----------

              TELEPHONE SYSTEMS - 0.2%
       350    Intermedia Communications of Florida, Inc. (Warrants - expiring 06/01/00) * ..............                      14,375
                                                                                                                         -----------


              Total Equities (Cost $255,402)                                                                                 269,453
                                                                                                                         -----------

              FOREIGN BONDS AND DEBT SECURITIES - 11.6%
              CANADA - 4.5%
   500,000    Gulf Canada Resources Ltd. (Yankee) .......................         8.375%        11/15/05                     495,000
 1,000,000    MetroNet Communications Corp. (Yankee) (144A)^ ............      0%, 9.95%  ++    06/15/08                     617,500
   200,000    Repap New Brunswick (Yankee) (144A)^ ......................         9.000%        06/01/04                     183,000
                                                                                                                         -----------
                                                                                                                           1,295,500
                                                                                                                         -----------
              LUXEMBOURG - 2.5%
 1,000,000    Millicom International Cellular S.A. (Yankee) .............     0%, 13.50%  ++    06/01/06                     712,500
                                                                                                                         -----------

              MEXICO - 1.4%
   500,000    Satelites Mexicanos S.A. (Yankee) (144A)^ .................        10.125%        11/01/04                     401,250
                                                                                                                         -----------

              NETHERLANDS - 0.7%
   250,000    Netia Holdings B.V. (Yankee) ..............................        10.250%        11/01/07                     213,125
                                                                                                                         -----------

              UNITED KINGDOM - 2.5%
   250,000    Cenargo International Plc (U.S.$) (144A)^ .................         9.750%        06/15/08                     240,938
   550,000    Diamond Cable Communication Plc (Yankee) ..................     0%, 10.75%  ++    02/15/07                     390,500
   100,000    Esprit Telecom Group Plc (Yankee) .........................        11.500%        12/15/07                     103,500
                                                                                                                         -----------
                                                                                                                             734,938
                                                                                                                         -----------

              Total Foreign Bonds and Debt Securities (Cost $3,504,144)                                                    3,357,313
                                                                                                                         -----------

              REPURCHASE AGREEMENT - 2.3%
              State Street Corp. U.S. Gov't Repurchase Agreement at 4.85%, due 01/04/99, collaterized by
              U.S. Treasury Note, $495,000 par, 8.125% coupon, due 08/15/19, dated 08/15/89, repurchase
   657,000    proceeds of $657,354.  (Cost $657,000)                                                                         657,000
                                                                                                                         -----------


              TOTAL INVESTMENTS - 98.5%
              (Cost $28,829,930)                                                                                          28,344,275

              Other Assets and Liabilities (net) -  1.5%                                                                     451,429
                                                                                                                         -----------

              TOTAL NET ASSETS - 100.0%                                                                                $  28,795,704
                                                                                                                         ===========

              PORTFOLIO FOOTNOTES:

              * Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

              ^ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to
                       Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

              +        Zero coupon bond

              ++ Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

              PIK -    Payment in Kind

              Yankee - U.S. Dollar denominated bonds issued by non-U.S.
                       companies in the U.S.

                       See notes to financial statements

COVA SERIES  TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
DECEMBER 31, 1998

The following table summarizes the portfolio composition of long-term debt holdings at December 31, 1998, based upon quality ratings issued by Standard &
Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


PORTFOLIO COMPOSITION BY CREDIT QUALITY
---------------------------------------------------------
RATINGS                                    % OF PORTFOLIO
BB                                             19.0%
B                                              80.2
CCC                                             0.4
NR                                              0.4
                                              ------
                                              100.0%
                                              ======

         Note: NR = Not Rated
                       See notes to financial statements

COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------------------------------------
   PAR/SHARE  SECURITY                                                                                                       VALUE
    AMOUNT    DESCRIPTION                                                                                                   (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
              COMMON AND PREFERRED STOCKS - 6.1%
              AEROSPACE & DEFENSE - 0.3%
      7,000   Coltec Capital Trust Covertible Preferred * ...........................................                  $     311,619
                                                                                                                        ------------

              BANKING - 0.2%
      9,500   Westpac Banking Strypes Trust Convertible Preferred ...................................                        299,844
                                                                                                                        ------------

              CHEMICALS - 0.5%
     13,000   Monsanto Co. Convertible Preferred * ..................................................                        637,000
                                                                                                                        ------------

              CONTAINERS & PACKAGING - 0.5%
     13,300   Owens-Illinois, Inc. Convertible Preferred ............................................                        565,250
                                                                                                                        ------------

              ELECTRIC UTILITIES - 0.9%
     20,000   Texas Utilities Co. Convertible Preferred .............................................                      1,127,500
                                                                                                                        ------------

              HEAVY MACHINERY - 0.2%
     10,000   Ingersoll-Rand Co. Convertible Preferred ..............................................                        237,500
                                                                                                                        ------------

              HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.1%
      3,200   Fleetwood Capital Trust Convertible Preferred * .......................................                        150,000
                                                                                                                        ------------

              INSURANCE - 1.4%
     25,000   AmerUs Life Holdings, Inc. Convertible Preferred ......................................                        600,000
     10,000   Frontier Financing Trust Convertible Preferred * ......................................                        426,250
     25,000   Lincoln National Corp. Convertible Preferred ..........................................                        589,063
                                                                                                                        ------------
                                                                                                                           1,615,313
                                                                                                                        ------------
              MEDIA - BROADCASTING & PUBLISHING - 0.9%
     10,000   MediaOne Group, Inc. ..................................................................                        665,000
      8,500   Sinclair Broadcast Group, Inc. Convertible Preferred ..................................                        423,938
                                                                                                                        ------------
                                                                                                                           1,088,938
                                                                                                                        ------------
              OIL & GAS - 0.2%
      7,000   K N Energy, Inc. Convertible Preferred * ..............................................                        262,938
                                                                                                                        ------------

              RETAILERS - 0.6%
      7,000   CVS Corp. Convertible Preferred .......................................................                        701,313
                                                                                                                        ------------

              TELEPHONE SYSTEMS - 0.3%
     10,000   IXC Communications, Inc. Convertible Preferred ........................................                        331,250
        254   Viatel, Inc. Convertible Preferred * ..................................................                         28,067
                                                                                                                        ------------
                                                                                                                             359,317
                                                                                                                        ------------
              Total Common and Preferred Stocks (Cost $7,739,605)                                                          7,356,532
                                                                                                                        ------------

              DOMESTIC BONDS AND DEBT SECURITIES - 80.1%                                 COUPON         MATURITY
              ADVERTISING - 2.5%
   $550,000   Ackerley Group, Inc. (The) (144A)^ ...............................         9.000%         01/15/09             561,000
    505,000   Interpublic Group of Companies, Inc. (The) Convertible (144A)^ ...         1.800%         09/16/04             563,075
     95,000   Interpublic Group of Companies, Inc. (The) Convertible ...........         1.800%         09/16/04             105,925
    500,000   Lamar Advertising ................................................         9.625%         12/01/06             537,500
  1,200,000   R.H. Donnelly Corp. (144A)^ ......................................         9.125%         06/01/08           1,263,000
                                                                                                                        ------------
                                                                                                                           3,030,500
                                                                                                                        ------------
              AEROSPACE & DEFENSE - 2.4%
  1,000,000   BE Aerospace, Inc. ...............................................         9.875%         02/01/06           1,045,000
    500,000   Dyncorp, Inc. ....................................................         9.500%         03/01/07             502,500
    500,000   Orbital Sciences Corp. ...........................................         5.000%         10/01/02             828,750
    500,000   United Defense Industries, Inc. ..................................         8.750%         11/15/07             508,750
                                                                                                                        ------------
                                                                                                                           2,885,000
                                                                                                                        ------------
              AIRLINES - 1.4%
 $1,000,000   America West Airlines, Inc. ......................................        10.750%         09/01/05           1,045,000
    650,000   Continental Airlines, Inc. .......................................         8.000%         12/15/05             658,905
                                                                                                                        ------------
                                                                                                                           1,703,905
                                                                                                                        ------------
              AUTOMOTIVE - 3.7%
  1,000,000   Collins & Aikman Corp. ...........................................        11.500%         04/15/06           1,045,000
    500,000   Diamond Triumph Autoglass ........................................         9.250%         04/01/08             497,500
    500,000   Navistar Financial Corp. .........................................         9.000%         06/01/02             521,250
    700,000   Navistar International Corp. .....................................         8.000%         02/01/08             715,750
    675,000   Oshkosh Truck Corp. ..............................................         8.750%         03/01/08             678,375
  1,000,000   Safelite Glass, Inc. (144A)^ .....................................         9.875%         12/15/06             927,500
                                                                                                                        ------------
                                                                                                                           4,385,375
                                                                                                                        ------------
              BANKING - 0.4%
    500,000   Credit Suisse First Boston Convertible ...........................         2.625%         04/20/03             467,500
                                                                                                                        ------------

              BEVERAGES, FOOD & TOBACCO - 1.3%
    300,000   Diamond Brands Operating, Inc. (144A)^ ...........................        10.125%         04/15/08             271,500
  1,225,000   Purina Mills, Inc. (144A)^ .......................................         9.000%         03/15/10           1,255,625
                                                                                                                        ------------
                                                                                                                           1,527,125
                                                                                                                        ------------
              CHEMICALS - 1.3%
  1,000,000   Huntsman Corp. (144A)^ ...........................................         9.500%         07/01/07           1,000,000
    500,000   Sovereign Specialty Chemicals, Inc. ..............................         9.500%         08/01/07             510,000
                                                                                                                        ------------
                                                                                                                           1,510,000
                                                                                                                        ------------
              COMMERCIAL SERVICES - 2.8%
    250,000   Interim Services, Inc. Convertible ...............................         4.500%         06/01/05             225,718
    850,000   Iron Mountain, Inc. ..............................................        10.125%         10/01/06             918,000
    250,000   Loewen Group, Inc. (The) (144A)^ .................................         7.750%         10/15/01             220,000
    400,000   Metamor Worldwide, Inc. Convertible ..............................         2.940%         08/15/04             321,000
  1,025,000   Pierce Leahy Corp. (144A)^ .......................................        11.125%         07/15/06           1,137,750
    500,000   Unicco Service Co. ...............................................         9.875%         10/15/07             485,000
                                                                                                                        ------------
                                                                                                                           3,307,468
                                                                                                                        ------------
              COMMUNICATIONS - 6.3%
    725,000   Cencall Communications Corp. .....................................     0%, 10.13%  ++     01/15/04             714,125
    500,000   Comcast Cellular Holdings ........................................         9.500%         05/01/07             532,500
    450,000   Dobson Communications Corp. (144A)^ ..............................        11.750%         04/15/07             461,250
    400,000   Dobson Wireline Co. (144A)^ ......................................        12.250%         06/15/08             372,000
  1,000,000   Frontiervision (144A)^ ...........................................        11.875%         09/15/07             841,250
  1,000,000   GST USA, Inc. ....................................................     0%, 13.88%  ++     12/15/05             722,500
    750,000   Mediacom LLC (144A)^ .............................................         8.500%         04/15/08             771,563
  1,000,000   NTL, Inc. ........................................................        10.000%         02/15/07           1,030,000
    600,000   Orbital Imaging Corp. (144A)^ ....................................        11.625%         03/01/05             600,000
    800,000   SBA Communications Corp. (144A)^ .................................         +              03/01/08             464,000
    300,000   SBC Jersey .......................................................         2.500%         07/07/02             350,250
    200,000   Splitrock Services, Inc. (144A)^ .................................        11.750%         07/15/08             174,000
    500,000   Time Warner Telecom, Inc. ........................................         9.750%         07/15/08             527,500
                                                                                                                        ------------
                                                                                                                           7,560,938
                                                                                                                        ------------
              COMPUTER SOFTWARE & PROCESSING - 2.3%
    600,000   Affiliated Computer Services, Inc. Convertible ...................         4.000%         03/15/05             723,000
    600,000   Arbor Software Corp. Convertible .................................         4.500%         03/15/05             438,000
  1,000,000   National Data Corp. Convertible ..................................         5.000%         11/01/03           1,090,000
    500,000   Verio, Inc. (144A)^ ..............................................        11.250%         12/01/08             505,000
                                                                                                                        ------------
                                                                                                                           2,756,000
                                                                                                                        ------------
              COMPUTERS & INFORMATION - 0.9%
    246,000   Businessland, Inc. ...............................................         5.500%         03/01/07             194,340
    200,000   Comverse Technology, Inc. Convertible (144A)^ ....................         4.500%         07/01/05             250,750
     50,000   Comverse Technology, Inc. Convertible ............................         4.500%         07/01/05              62,688
    250,000   General Binding Corp. (144A)^ ....................................         9.375%         06/01/08             250,000
    300,000   Viasystems, Inc. .................................................         9.750%         06/01/07             282,000
                                                                                                                        ------------
                                                                                                                           1,039,778
                                                                                                                        ------------
              CONTAINERS & PACKAGING - 0.4%
   $500,000   U.S. Can Corp. ...................................................        10.125%         10/15/06             515,000
                                                                                                                        ------------

              COSMETICS & PERSONAL CARE - 0.6%
    750,000   Chattem, Inc. (144A)^ ............................................         8.875%         04/01/08             772,500
                                                                                                                        ------------

              ELECTRIC UTILITIES - 1.0%
  1,225,000   AEI Holding Co., Inc. (144A)^ ....................................        10.500%         12/15/05           1,206,625
                                                                                                                        ------------

              ENTERTAINMENT & LEISURE - 5.0%
  1,000,000   Empress Entertainment, Inc. (144A)^ ..............................         8.125%         07/01/06           1,000,000
    425,000   Grand Casinos, Inc. ..............................................         9.000%         10/15/04             479,188
  1,225,000   Harrah's Operating Co., Inc. .....................................         7.875%         12/15/05           1,240,211
    500,000   Loews Cineplex Entertainment Corp. (144A)^ .......................         8.875%         08/01/08             518,750
    750,000   Majestic Star Casino LLC .........................................        12.750%         05/15/03             781,875
    750,000   Riddell Sports, Inc. .............................................        10.500%         07/15/07             712,500
    300,000   Silver Cinemas, Inc. (144A)^ .....................................        10.500%         04/15/05             217,500
    120,000   Six Flags Entertainment Corp. ....................................         8.875%         04/01/06             123,750
    500,000   Trump Atlantic City Association ..................................        11.250%         05/01/06             442,500
    500,000   Viacom International .............................................         8.000%         07/07/06             521,250
                                                                                                                        ------------
                                                                                                                           6,037,524
                                                                                                                        ------------
              FINANCIAL SERVICES - 0.7%
    500,000   Merrill Lynch & Co. Principal Protected Notes ....................         1.500%         12/15/05             520,000
    150,000   Ocwen Financial Corp. ............................................        11.875%         10/01/03             134,250
    200,000   Outsourcing Solutions, Inc. (144A)^ ..............................        11.000%         11/01/06             194,000
                                                                                                                        ------------
                                                                                                                             848,250
                                                                                                                        ------------
              FOOD RETAILERS - 0.8%
  1,000,000   Stater Brothers Holdings, Inc. ...................................         9.000%         07/01/04             970,000
                                                                                                                        ------------

              FOREST PRODUCTS & PAPER - 0.6%
    725,000   Mail-Well, Inc. (144A)^ ..........................................         8.750%         12/15/08             728,625
                                                                                                                        ------------

              HEALTH CARE PROVIDERS - 3.6%
    500,000   HEALTHSOUTH Corp. Convertible (144A)^ ............................         3.250%         04/01/03             427,500
    250,000   HEALTHSOUTH Corp. Convertible ....................................         3.250%         04/01/03             213,750
    500,000   Integrated Health Services, Inc. .................................        10.250%         04/30/06             492,500
    250,000   Integrated Health Services, Inc. (144A)^ .........................         9.500%         09/15/07             238,750
    885,000   Leiner Health Products Group .....................................         9.625%         07/01/07             924,825
    500,000   Prime Medical Services, Inc. .....................................         8.750%         04/01/08             483,750
  1,000,000   Tenet Healthcare Corp. ...........................................         8.625%         01/15/07           1,050,000
    500,000   Total Renal Care Holdings, Inc. Convertible (144A)^ ..............         7.000%         05/15/09             540,625
                                                                                                                        ------------
                                                                                                                           4,371,700
                                                                                                                        ------------
              HEAVY CONSTRUCTION - 0.4%
    500,000   American Builders & Contractors Supply Co. .......................        10.625%         05/15/07             467,500
                                                                                                                        ------------

              HEAVY MACHINERY - 0.4%
    425,000   Scotsman Group, Inc. .............................................         8.625%         12/15/07             437,750
                                                                                                                        ------------

              HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.7%
    500,000   D.R. Horton, Inc. ................................................        10.000%         04/15/06             533,125
  1,000,000   MDC Holdings, Inc. ...............................................         8.375%         02/01/08             985,000
    500,000   Nortek, Inc. (144A)^ .............................................         8.875%         08/01/08             516,250
                                                                                                                        ------------
                                                                                                                           2,034,375
                                                                                                                        ------------
              INDUSTRIAL - DIVERSIFIED - 2.0%
  2,500,000   Elan Finance Corp. Convertible ...................................         +              12/14/18           1,419,150
  1,000,000   Fisher Scientific International, Inc. (144A)^ ....................         9.000%         02/01/08           1,005,000
                                                                                                                        ------------
                                                                                                                           2,424,150
                                                                                                                        ------------
              INSURANCE - 0.3%
    250,000   American International Group Convertible .........................         2.250%         07/30/04             326,720
                                                                                                                        ------------

              MEDIA - BROADCASTING & PUBLISHING - 8.8%
   $780,000   Allbritton Communications Co. ....................................         9.750%         11/30/07             830,700
    500,000   Big Flower Press Holdings, Inc. (144A)^ ..........................         8.875%         07/01/07             503,750
    975,000   Big Flower Press Holdings, Inc. (144A)^ ..........................         8.625%         12/01/08             989,625
  1,000,000   Century Communications Corp. .....................................         9.500%         03/01/05           1,120,000
    750,000   Chancellor Radio .................................................         9.375%         10/01/04             791,250
    550,000   Clear Channel Communications, Inc. Convertible ...................         2.625%         04/01/03             593,373
    500,000   Cumulus Media, Inc. ..............................................        10.375%         07/01/08             532,500
  1,000,000   Fox Liberty Networks LLC .........................................         8.875%         08/15/07           1,025,000
    600,000   Interep National Radio Sales (144A)^ .............................        10.000%         07/01/08             621,000
    500,000   Jacor Communications, Inc. .......................................         9.750%         12/15/06             555,000
  1,500,000   Jacor Communications, Inc. Convertible ...........................         +              02/09/18             725,625
    500,000   L-3 Communications Corp. .........................................        10.375%         05/01/07             551,250
    750,000   Renaissance Media Group (144A)^ ..................................     0%, 10.00%  ++     04/15/08             515,625
  1,121,000   Sinclair Broadcast Group, Inc. (144A)^ ...........................        10.000%         09/30/05           1,182,655
                                                                                                                        ------------
                                                                                                                          10,537,353
                                                                                                                        ------------
              METALS - 0.6%
    500,000   Kevco, Inc. ......................................................        10.375%         12/01/07             467,500
    250,000   WCI Steel, Inc. ..................................................        10.000%         12/01/04             249,375
                                                                                                                        ------------
                                                                                                                             716,875
                                                                                                                        ------------
              OIL & GAS - 3.5%
    500,000   Chesapeake Energy Corp. (144A)^ ..................................         9.625%         05/01/05             377,500
    500,000   Flores & Rucks, Inc. .............................................         9.750%         10/01/06             512,500
  1,000,000   HS Resources, Inc. ...............................................         9.875%         12/01/03             990,000
    500,000   KCS Energy, Inc. .................................................         8.875%         01/15/08             352,500
    300,000   Parker Drilling Corp. Convertible ................................         5.500%         08/01/04             192,000
    500,000   Pogo Producing Co. ...............................................         8.750%         05/15/07             465,000
    400,000   Swift Energy Co. Convertible .....................................         6.250%         11/15/06             283,000
    500,000   Texaco Capital, Inc. Convertible .................................         3.500%         08/05/04             502,500
    500,000   Vintage Petroleum, Inc. ..........................................         8.625%         02/01/09             480,000
                                                                                                                        ------------
                                                                                                                           4,155,000
                                                                                                                        ------------
              REAL ESTATE - 0.4%
    500,000   BF Saul (REIT) ...................................................         9.750%         04/01/08             467,500
                                                                                                                        ------------

              RETAILERS - 1.3%
    750,000   Costco Companies, Inc. ...........................................         +              08/19/17             624,375
    500,000   Saks, Inc. .......................................................         8.250%         11/15/08             532,500
    350,000   Specialty Retailers, Inc. (144A)^ ................................         8.500%         07/15/05             304,500
    150,000   Specialty Retailers, Inc. ........................................         9.000%         07/15/07             122,250
                                                                                                                        ------------
                                                                                                                           1,583,625
                                                                                                                        ------------
              TELEPHONE SYSTEMS - 6.5%
    550,000   AMSC Acquisition Co., Inc. .......................................        12.250%         04/01/08             343,750
    450,000   Bell Atlantic Financial Services, Inc. Convertible ...............         5.750%         04/01/03             467,073
    750,000   Global Crossing Holdings Ltd. (144A)^ ............................         9.625%         05/15/08             798,750
    500,000   Hyperion Telecommunications, Inc. ................................        12.250%         09/01/04             510,000
  1,000,000   Intermedia Communications of Florida, Inc. .......................     0%, 11.25%  ++     07/15/07             685,000
    700,000   IXC Communications, Inc. (144A)^ .................................         9.000%         04/15/08             705,250
    500,000   Level 3 Communications, Inc. (144A)^ .............................         9.125%         05/01/08             496,250
    600,000   MasTec, Inc. .....................................................         7.750%         02/01/08             582,000
  1,000,000   Nextel Communications, Inc. ......................................         +              02/15/08             605,000
  1,000,000   NEXTLINK Communications, Inc. (144A)^ ............................        10.750%         11/15/08           1,022,500
    250,000   Price Communications Wireless, Inc. ..............................         9.125%         12/15/06             253,750
  1,000,000   Qwest Communications International, Inc. .........................         +              02/01/08             760,000
    500,000   Viatel, Inc. (144A)^ .............................................        11.250%         04/15/08             513,750
                                                                                                                        ------------
                                                                                                                           7,743,073
                                                                                                                        ------------
              TEXTILES, CLOTHING & FABRICS - 1.9%
    500,000   Delta Mills, Inc. ................................................         9.625%         09/01/07             486,250
    500,000   GFSI, Inc. .......................................................         9.625%         03/01/07             467,500
    500,000   Interface, Inc. ..................................................         9.500%         11/15/05             527,500
    750,000   Pillowtex Corp. ..................................................         9.000%         12/15/07             776,250
                                                                                                                        ------------
                                                                                                                           2,257,500
                                                                                                                        ------------
              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 14.3%
  1,500,000   Federal National Mortgage Association ............................         8.500%         02/01/05           1,554,638
  5,000,000   U.S. Treasury Note ...............................................         7.500%         05/15/02           5,429,690
 10,000,000   U.S. Treasury Note ...............................................         5.500%         05/31/03          10,321,875
                                                                                                                        ------------
                                                                                                                          17,306,203
                                                                                                                        ------------

              Total Domestic Bonds and Debt Securities (Cost $95,529,479)                                                 96,081,437
                                                                                                                        ------------

              FOREIGN BONDS AND DEBT SECURITIES - 10.1%
              ARGENTINA - 0.8%
    700,000   Telefonica de Argentina (U.S.$) (144A)^ ..........................         9.125%         05/07/08             645,750
    300,000   Telefonica de Argentina (U.S.$) ..................................         9.125%         05/07/08             275,250
                                                                                                                        ------------
                                                                                                                             921,000
                                                                                                                        ------------
              BRAZIL - 0.3%
    500,000   Globo Comunicacoes Participation (U.S.$) (144A)^ .................        10.625%         12/05/08             323,750
                                                                                                                        ------------

              CANADA - 3.1%
  1,500,000   Call-Net Enterprises, Inc. (Yankee) ..............................         +              08/15/08             892,500
    500,000   Canadian Airlines Corp. (Yankee) .................................        10.000%         05/01/05             430,000
  1,000,000   Gulf Canada Resources Ltd. (Yankee) ..............................         8.375%         11/15/05             990,000
    750,000   MetroNet Communications Corp. (Yankee) (144A)^ ...................         +              06/15/08             463,125
  1,000,000   Rogers Cantel, Inc. (Yankee) .....................................         8.300%         10/01/07           1,010,000
                                                                                                                        ------------
                                                                                                                           3,785,625
                                                                                                                        ------------
              CHINA - 0.1%
    250,000   Cathay International Ltd. (U.S.$) (144A)^ ........................        13.000%         04/15/08              96,250
                                                                                                                        ------------

              MEXICO - 2.0%
    300,000   Coca-Cola Femsa, S.A. (Yankee) ...................................         8.950%         11/01/06             293,538
    250,000   Grupo Televisa S.A. (Yankee) .....................................        11.875%         05/15/06             250,000
    500,000   Grupo Televisa S.A. (Yankee) .....................................     0%, 13.25%  ++     05/15/08             375,000
    500,000   Mexican (U.S.$) ..................................................         9.875%         01/15/07             492,500
    400,000   Pepsi-Gemex, S.A. (Yankee) .......................................         9.750%         03/30/04             387,000
    750,000   TV Azteca, S.A. (Yankee) .........................................        10.500%         02/15/07             618,750
                                                                                                                        ------------
                                                                                                                           2,416,788
                                                                                                                        ------------
              PANAMA - 0.8%
  1,000,000   Panama (Republic of) (U.S.$) .....................................         8.875%         09/30/27             937,500
                                                                                                                        ------------

              SWITZERLAND - 0.8%
  1,500,000   Roche Holdings, Inc. Convertible (U.S.$) .........................         +              04/20/10             971,250
                                                                                                                        ------------

              UNITED KINGDOM - 2.2%
    400,000   Esprit Telecom Group Plc (Yankee) ................................        10.875%         06/15/08             407,000
  1,000,000   RSL Communications Ltd. (U.S.$) (144A)^ ..........................        10.500%         11/15/08             977,500
    750,000   Swiss Life Finance Ltd. Convertible (U.S.$) (144A)^ ..............         2.000%         05/20/03             853,125
    500,000   Telewest Communications Plc (Yankee) .............................     0%, 11.00%  ++     10/01/07             420,000
                                                                                                                        ------------
                                                                                                                           2,657,625
                                                                                                                        ------------

              Total Foreign Bonds and Debt Securities (Cost $12,650,285)                                                  12,109,788
                                                                                                                        ------------

              WARRANTS - 0.0%
              COMMUNICATIONS - 0.0%
        600   Orbital Imaging Corp. (expiring 03/01/05) (144A)^ * ..............................................                   0
        200   Splitrock Services, Inc. (expiring 07/15/08) * ...................................................                   0
                                                                                                                        ------------
                                                                                                                                   0
                                                                                                                        ------------
              TELEPHONE SYSTEMS - 0.0%
        550   American Mobile Satellite Corp. (expiring 04/01/08) * ............................................                   0
                                                                                                                        ------------


              Total Warrants (Cost $0)                                                                                             0
                                                                                                                        ------------

              TOTAL INVESTMENTS - 96.3%
              (Cost $115,919,369)                                                                                        115,547,757

              Other Assets and Liabilities (net) - 3.7%                                                                    4,454,748
                                                                                                                        ------------

              TOTAL NET ASSETS - 100.0%                                                                                $ 120,002,505
                                                                                                                        ============

              PORTFOLIO FOOTNOTES:

              * Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

              ^ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to
                       Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

              +        Zero coupon bond

              ++ Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

              Yankee - U.S. Dollar denominated bonds issued by non-U.S.
                       companies in the U.S.

              REIT -   Real Estate Investment Trust

                       See notes to financial statements

COVA SERIES  TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
DECEMBER 31, 1998

The following table summarizes the portfolio composition of long-term debt holdings at December 31, 1998, based upon quality ratings issued by Standard &
Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

PORTFOLIO COMPOSITION BY CREDIT QUALITY
------------------------------------------------------------------
RATINGS                                         % OF PORTFOLIO
U.S. Gov't and Agency Obligations                   15.0%
AAA                                                  0.3
AA                                                   2.7
A                                                    0.8
BBB                                                  4.2
BB                                                  14.8
B                                                   53.0
CCC                                                  2.9
NR                                                   6.3
                                                   ------
                                                   100.0%
                                                   ======

         Note: NR = Not Rated
                       See notes to financial statements

COVA SERIES TRUST
MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                 VALUE
DESCRIPTION                                             SHARES          (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.4%
AEROSPACE & DEFENSE - 2.6%
Coltec Industries, Inc. * ......................        17,000      $    331,500
Orbital Sciences Corp. * .......................         3,300           146,025
                                                                     -----------
                                                                         477,525
                                                                     -----------
AUTOMOTIVE - 1.1%
Snap-On, Inc. ..................................         6,000           208,875
                                                                     -----------

BANKING - 1.2%
Cullen/Frost Bankers, Inc. .....................         4,000           219,500
                                                                     -----------

BEVERAGES, FOOD & TOBACCO - 8.5%
Corn Products International, Inc. ..............        12,000           364,500
Dean Foods Co. .................................         8,000           326,500
Dreyers Grand Ice Cream, Inc. ..................         6,000            90,750
IBP, Inc. ......................................         7,100           206,788
Tyson Foods, Inc. ..............................         7,000           148,750
Universal Foods Corp. ..........................        15,500           425,281
                                                                     -----------
                                                                       1,562,569
                                                                     -----------
CHEMICALS - 3.2%
Crompton & Knowles Corp. .......................        16,000           331,000
Morton International, Inc. .....................        10,200           249,900
                                                                     -----------
                                                                         580,900
                                                                     -----------
COMMERCIAL SERVICES - 2.2%
Unisource Worldwide, Inc. ......................        55,000           398,744
                                                                     -----------

COMMUNICATIONS - 1.6%
Plantronics, Inc. * ............................         3,500           301,000
                                                                     -----------

COMPUTER SOFTWARE & PROCESSING - 4.0%
Adobe Systems, Inc. ............................         8,900           416,075
Cabletron Systems, Inc. * ......................        38,000           318,250
                                                                     -----------
                                                                         734,325
                                                                     -----------
CONTAINERS & PACKAGING - 2.7%
Ball Corp. .....................................        11,000           503,250
                                                                     -----------

ELECTRIC UTILITIES - 11.9%
FirstEnergy Corp. ..............................         9,000           293,063
Illinova Corp. .................................        14,000           350,000
IPALCO Enterprises, Inc. .......................         3,100           171,856
LG&E Energy Corp. ..............................         6,000           169,875
Niagara Mohawk Power Corp. * ...................        29,000           467,625
Northeast Utilities * ..........................        26,000           416,000
Scana Corp. ....................................         4,400           141,900
Sierra Pacific Resources .......................         3,900           148,200
                                                                     -----------
                                                                       2,158,519
                                                                     -----------
ELECTRONICS - 1.4%
Varian Associates, Inc. ........................         7,000           265,125
                                                                     -----------

ENTERTAINMENT & LEISURE - 1.2%
Hasbro, Inc. ...................................         5,900           213,138
                                                                     -----------

ENVIRONMENTAL CONTROLS - 2.2%
Safety-Kleen Corp. * ...........................        29,025           409,978
                                                                     -----------

FOREST PRODUCTS & PAPER - 1.5%
Buckeye Technologies, Inc. * ...................        19,000           283,813
                                                                     -----------

HEALTH CARE PROVIDERS - 7.7%
Humana, Inc. * .................................        22,000           391,875
MedPartners, Inc. * ............................        77,600           407,400
Sierra Health Services, Inc. * .................        13,000           273,813
Trigon Healthcare, Inc. * ......................         9,000           335,813
                                                                     -----------
                                                                       1,408,901
                                                                     -----------
HOUSEHOLD PRODUCTS - 1.4%
Jostens, Inc. ..................................        10,000           261,875
                                                                     -----------

INSURANCE - 9.6%
Ace, Ltd. ......................................         9,000           309,938
CMAC Investment Corp. ..........................         4,700           215,906
EXEL Ltd. ......................................         2,500           187,500
LandAmerica Financial Group, Inc. ..............         3,000           167,438
MONY Group, Inc. (The) * .......................        10,770           337,236
ReliaStar Financial Corp. ......................         5,000           230,625
Transatlantic Holdings, Inc. ...................         4,000           302,250
                                                                     -----------
                                                                       1,750,893
                                                                     -----------
MEDICAL SUPPLIES - 4.3%
Acuson Corp. * .................................        24,000           357,000
Mettler-Toledo International, Inc. * ...........         4,000           112,250
St. Jude Medical, Inc. * .......................        11,800           326,713
                                                                     -----------
                                                                         795,963
                                                                     -----------
OIL & GAS - 11.0%
Amerada Hess Corp. .............................         6,500           323,375
Coflexip S.A. (ADR) ............................         5,000           160,625
Dynegy, Inc. ...................................        30,000           328,125
Eastern Enterprises ............................         6,000           262,500
Kerr-Mcgee Corp. ...............................         7,000           267,750
Southwest Gas Corp. ............................         7,100           190,813
Ultramar Diamond Shamrock Corp. ................        12,000           291,000
Valero Energy Corp. ............................         9,000           191,250
                                                                     -----------
                                                                       2,015,438
                                                                     -----------
PHARMACEUTICALS - 1.3%
Mylan Laboratories, Inc. .......................         7,300           229,950
                                                                     -----------

REAL ESTATE - 1.6%
Healthcare Realty Trust, Inc. (REIT) ...........        12,755           284,596
                                                                     -----------

RESTAURANTS - 3.6%
Tricon Global Restaurants, Inc. * ..............        13,000           651,625
                                                                     -----------

Retailers - 7.6%
Consolidated Stores Corp. * ....................        10,000           201,875
Dillard's, Inc. ................................         8,000           227,000
Nine West Group, Inc. * ........................        24,000           373,500
OfficeMax, Inc. * ..............................        27,200           329,800
Saks, Inc. * ...................................         7,000           220,938
Stride Rite Corp. ..............................         4,800            42,000
                                                                     -----------
                                                                       1,395,113
                                                                     -----------
Textiles, Clothing & Fabrics - 2.0%
Polymer Group, Inc. * ..........................        37,000           367,688
                                                                     -----------


TOTAL INVESTMENTS - 95.4%
(Cost $17,094,508)                                                    17,479,303

Other Assets and Liabilities (net) - 4.6%                                841,256
                                                                     -----------

TOTAL NET ASSETS - 100.0%                                           $ 18,320,559
                                                                     ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

ADR -  American Depositary Receipt

REIT - Real Estate Investment Trust

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                 VALUE
DESCRIPTION                                             SHARES          (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS - 92.1%
AEROSPACE & DEFENSE - 1.7%
United Technologies Corp. ......................         2,200     $     239,250
                                                                    ------------

AUTOMOTIVE - 2.3%
Ford Motor Co. .................................         3,800           223,013
General Motors Corp. ...........................         1,400           100,188
                                                                    ------------
                                                                         323,201
                                                                    ------------
BANKING - 8.3%
Bank One Corp. .................................         3,953           201,850
BankAmerica Corp. ..............................         2,556           153,680
Chase Manhattan Corp. ..........................         2,950           200,784
Comerica, Inc. .................................         2,550           173,878
First Union Corp. ..............................         1,750           106,422
Mellon Bank Corp. ..............................         2,500           171,875
Wells Fargo Co. ................................         3,550           141,778
                                                                    ------------
                                                                       1,150,267
                                                                    ------------
BEVERAGES, FOOD & TOBACCO - 5.7%
Bestfoods ......................................         1,600            85,200
Heinz (H.J.), Co. ..............................         6,700           379,388
Philip Morris Co., Inc. ........................         2,830           151,405
Ralston-Ralston Purina Group ...................         2,800            90,650
Sara Lee Corp. .................................         2,800            78,925
                                                                    ------------
                                                                         785,568
                                                                    ------------
CHEMICALS - 2.4%
Air Products & Chemicals, Inc. .................         3,200           128,000
Du Pont (E.I.) de Nemours and Co. ..............         2,600           137,963
Rohm & Haas Co. ................................         2,300            69,288
                                                                    ------------
                                                                         335,251
                                                                    ------------
COMPUTER SOFTWARE & PROCESSING - 2.5%
First Data Corp. ...............................        10,800           342,225
                                                                    ------------

COMPUTERS & INFORMATION - 9.5%
EMC Corp. * ....................................         3,650           310,250
International Business Machines Corp. ..........         2,100           387,975
Seagate Technology, Inc. * .....................         5,500           166,375
Sun Microsystems, Inc. * .......................         3,000           256,875
Unisys Corp. * .................................         6,000           206,625
                                                                    ------------
                                                                       1,328,100
                                                                    ------------
ELECTRIC UTILITIES - 3.5%
Baltimore Gas and Electric Co. .................         2,600            80,275
Carolina Power & Light Co. .....................         1,720            80,948
Duke Energy Corp. ..............................         1,400            89,688
FPL Group, Inc. ................................         3,750           231,094
                                                                    ------------
                                                                         482,005
                                                                    ------------
ELECTRICAL EQUIPMENT - 1.7%
Emerson Electric Co. ...........................         3,690           230,856
                                                                    ------------

ELECTRONICS - 2.1%
Intel Corp. ....................................         1,000           118,563
Texas Instruments, Inc. ........................         1,980           169,414
                                                                    ------------
                                                                         287,977
                                                                    ------------
ENVIRONMENTAL CONTROLS - 2.1%
Waste Management, Inc. .........................         6,250           291,406
                                                                    ------------

FINANCIAL SERVICES - 4.9%
American General Corp. .........................         4,150           323,700
Federal National Mortgage Association ..........         3,000           222,000
Morgan Stanley, Dean Witter & Co. ..............         1,800           127,800
                                                                    ------------
                                                                         673,500
                                                                    ------------
FOREST PRODUCTS & PAPER - 4.7%
Bowater, Inc. ..................................         3,810           157,877
Champion International Corp. ...................         3,750           151,875
Georgia-Pacific Corp. ..........................         2,400           140,550
Kimberly-Clark Corp. ...........................         3,750           204,375
                                                                    ------------
                                                                         654,677
                                                                    ------------
HEALTH CARE PROVIDERS - 0.6%
Columbia/HCA Healthcare Corp. ..................         3,100            76,725
                                                                    ------------

HEAVY MACHINERY - 0.9%
Deere & Co. ....................................         3,800           125,875
                                                                    ------------

INDUSTRIAL TECHNOLOGY - 1.2%
Eastman Kodak Co. ..............................         2,220           159,840
                                                                    ------------

INSURANCE - 4.4%
Chubb Corp. ....................................         1,610           104,449
Cigna Corp. ....................................         3,600           278,325
Citigroup, Inc. ................................         2,000            99,000
Jefferson Pilot Corp. ..........................         1,650           123,750
                                                                    ------------
                                                                         605,524
                                                                    ------------
MEDIA - BROADCASTING & PUBLISHING - 3.5%
CBS Corp. ......................................         4,070           133,293
Dow Jones & Co., Inc. ..........................         2,300           110,688
Time Warner, Inc. ..............................         4,000           248,250
                                                                    ------------
                                                                         492,231
                                                                    ------------
MEDICAL SUPPLIES - 0.9%
Baxter International, Inc. .....................         1,840           118,335
                                                                    ------------

OFFICE EQUIPMENT - 1.2%
Xerox Corp. ....................................         1,400           165,200
                                                                    ------------

OIL & GAS - 10.8%
British Petroleum Co. Plc (ADR) ................         2,460           233,700
Chevron Corp. ..................................         2,800           232,225
Coastal Corp. ..................................         3,220           112,499
Columbia Energy Group ..........................         2,500           144,375
Exxon Corp. ....................................         4,600           336,375
Mobil Corp. ....................................         2,200           191,675
NICOR, Inc. ....................................         2,400           101,400
Total S.A. (ADR) ...............................         3,200           159,200
                                                                    ------------
                                                                       1,511,449
                                                                    ------------
PHARMACEUTICALS - 7.0%
American Home Products Corp. ...................         4,500           253,406
Bristol-Myers Squibb Co. .......................         1,700           227,481
Merck & Co., Inc. ..............................           725           107,073
Pharmacia & Upjohn, Inc. .......................         4,900           277,463
SmithKline Beecham Plc (ADR) ...................         1,500           104,250
                                                                    ------------
                                                                         969,673
                                                                    ------------
RETAILERS - 2.0%
TJX Companies, Inc. ............................         5,000           145,000
Toys "R" Us, Inc. * ............................         8,100           136,688
                                                                    ------------
                                                                         281,688
                                                                    ------------
TELEPHONE SYSTEMS - 7.4%
Alltel Corp. ...................................         2,400           143,550
AT&T Corp. .....................................         5,700           428,919
Bell Atlantic Corp. ............................         2,600           147,713
Bellsouth Corp. ................................         3,400           169,575
MCI WorldCom, Inc. * ...........................         1,900           136,325
                                                                    ------------
                                                                       1,026,082
                                                                    ------------
TEXTILES, CLOTHING & FABRICS - 0.8%
VF Corp. .......................................         2,350           110,156
                                                                    ------------


TOTAL INVESTMENTS - 92.1%
(Cost $11,298,361)                                                    12,767,061

Other Assets and Liabilities (net) - 7.9%                              1,098,830
                                                                    ------------

TOTAL NET ASSETS - 100.0%                                          $  13,865,891
                                                                    ============

PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

ADR - American Depositary Receipt

                       See notes to financial statements

COVA SERIES TRUST
DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                 VALUE
DESCRIPTION                                               SHARES        (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.2%
AEROSPACE & DEFENSE - 4.5%
Orbital Sciences Corp. * ...........................      16,300    $    721,275
                                                                     -----------

APPAREL RETAILERS - 2.4%
Pacific Sunwear of California, Inc. * ..............      10,700         175,213
Shoe Carnival, Inc. * ..............................       6,400          71,200
Stage Stores, Inc. * ...............................      13,800         129,375
                                                                     -----------
                                                                         375,788
                                                                     -----------
BANKING - 1.8%
Net.B@nk, Inc. * ...................................       4,200         115,500
TeleBanc Financial Corp. * .........................       5,000         170,000
                                                                     -----------
                                                                         285,500
                                                                     -----------
BEVERAGES, FOOD & TOBACCO - 2.4%
Dreyers Grand Ice Cream, Inc. ......................       3,500          52,938
Horizon Organic Holding Corp. * ....................       6,000          93,000
Northland Cranberries, Inc. ........................       8,000          72,250
Smithfield Foods, Inc. * ...........................       4,000         135,500
Twinlab Corp. * ....................................       2,500          32,813
                                                                     -----------
                                                                         386,501
                                                                     -----------
CHEMICALS - 1.0%
Eco Soil Systems, Inc. * ...........................       8,600          75,250
OM Group, Inc. .....................................       2,500          91,250
                                                                     -----------
                                                                         166,500
                                                                     -----------
COMMERCIAL SERVICES - 13.7%
Aegis Communications Group, Inc. * .................      28,000          22,750
Armor Holdings, Inc. * .............................      14,000         160,125
Butler International, Inc. * .......................       5,300         140,119
Caribiner International, Inc. * ....................      10,700          97,638
Cornell Corrections, Inc. * ........................       5,000          95,000
G & K Services, Inc. ...............................       2,100         111,825
ICOS Corp. * .......................................       6,200         184,450
Iron Mountain, Inc. * ..............................       4,500         162,281
Kroll-O'Gara Co. (The) * ...........................      13,200         520,575
Labor Ready, Inc. * ................................       4,900          96,469
M/A/R/C, Inc. ......................................       5,600          59,500
NFO Worldwide, Inc. * ..............................       4,000          46,000
Norrell Corp. ......................................       3,300          48,675
Professional Staff Plc (ADR) * .....................       5,300          41,738
SCB Computer Technology, Inc. * ....................       8,700          85,913
SOS Staffing Services, Inc. * ......................       2,200          15,950
Steiner Leisure Ltd. * .............................       2,800          89,600
TAVA Technologies, Inc. * ..........................       9,500          72,438
TeleTech Holdings, Inc. * ..........................      12,800         131,200
                                                                     -----------
                                                                       2,182,246
                                                                     -----------
COMMUNICATIONS - 6.9%
Aspect Telecommunications Corp. * ..................       6,000         103,500
CellStar Corp. * ...................................      18,500         126,031
PairGain Technologies, Inc. * ......................      12,000          92,250
Plantronics, Inc. * ................................       9,000         773,986
                                                                     -----------
                                                                       1,095,767
                                                                     -----------
COMPUTER SOFTWARE & PROCESSING - 19.9%
Activision, Inc. * .................................       8,000          89,000
Best Software, Inc. * ..............................       3,100          73,625
BrightStar Information Technology Group, Inc. * ....      10,000          78,750
CACI International, Inc. * .........................       1,500          25,313
Caere Corp. * ......................................       9,300         130,200
Cambridge Technology Partners, Inc. * ..............       4,300          95,138
CheckFree Corp. * ..................................       4,800         112,200
CIBER, Inc. * ......................................       4,300         120,131
CMG Information Services, Inc. * ...................       2,800         298,200
Cognicase, Inc. * ..................................       6,400         142,300
Computer Horizons Corp. * ..........................       2,000          53,250
Computer Management Sciences, Inc. * ...............       3,800          66,025
Computer Task Group, Inc. ..........................       2,000          54,250
Harbinger Corp. * ..................................       8,000          64,000
IMRglobal Corp. * ..................................       8,500         250,219
Infinium Software, Inc. * ..........................       3,000          18,750
Landmark Systems Corp. * ...........................      11,000         122,375
Learning Co., Inc. (The) * .........................       7,000         181,563
Mastech Corp. * ....................................       4,000         114,500
Mercury Interactive Corp. * ........................       2,800         177,100
Phoenix Technologies Ltd. * ........................       4,500          38,813
RadiSys Corp. * ....................................       7,200         216,000
Security First Technologies Corp. * ................       6,700         204,350
Sequent Computer Systems, Inc. * ...................       7,200          86,850
Smallworldwide Plc (ADR) * .........................       4,300          53,750
software.net Corp. * ...............................       4,000          83,000
THQ, Inc. * ........................................       1,800          50,400
USWeb Corp. * ......................................       5,300         139,788
                                                                     -----------
                                                                       3,139,840
                                                                     -----------
COMPUTERS & INFORMATION - 3.3%
Analogic Corp. .....................................       3,300         124,163
General Binding Corp. ..............................         800          29,800
Identix, Inc. * ....................................       8,000          66,500
MICROS Systems, Inc. * .............................       6,600         216,975
MicroTouch Systems, Inc. * .........................       6,200          81,375
                                                                     -----------
                                                                         518,813
                                                                     -----------
CONSUMER SERVICES - 0.2%
York Group, Inc. (The) .............................       3,600          34,200
                                                                     -----------

ELECTRIC UTILITIES - 0.2%
Independent Energy Holdings Plc (ADR) * ............       4,000          36,000
                                                                     -----------

ELECTRICAL EQUIPMENT - 1.1%
Technitrol, Inc. ...................................       5,700         181,688
                                                                     -----------

ELECTRONICS - 2.5%
American Xtal Technology, Inc. * ...................       4,000          36,500
Artesyn Technologies, Inc. * .......................       9,100         127,400
Dionex Corp. * .....................................       1,000          36,625
Lecroy Corp. * .....................................       5,900          97,350
SLI, Inc. * ........................................       3,700         102,675
                                                                     -----------
                                                                         400,550
                                                                     -----------
ENTERTAINMENT & LEISURE - 2.4%
Championship Auto Racing Teams, Inc. * .............       8,000         237,000
Family Golf Centers, Inc. * ........................       5,000          98,750
Harvey Entertainment Co. (The) * ...................       1,200           9,300
Play By Play Toys & Novelties, Inc. * ..............       2,400          16,800
Toymax International, Inc. * .......................       4,400          22,275
                                                                     -----------
                                                                         384,125
                                                                     -----------
FINANCIAL SERVICES - 0.4%
Dain Rauscher Corp. ................................       2,000          59,000
                                                                     -----------

FOOD RETAILERS - 0.8%
Wild Oats Markets, Inc. * ..........................       3,800         119,700
                                                                     -----------

HEALTH CARE PROVIDERS - 4.0%
Counsel Corp. * ....................................       7,800          61,425
Express Scripts, Inc. * ............................       3,200         214,800
Healthcare Services Group, Inc. * ..................       9,750          88,969
Hooper Holmes, Inc. ................................       6,500         188,500
Horizon Health Corp. * .............................       4,300          33,863
Matria Healthcare, Inc. * ..........................      16,000          46,000
                                                                     -----------
                                                                         633,557
                                                                     -----------
HEAVY MACHINERY - 0.8%
Flow International Corp. * .........................       8,500          81,547
JLG Industries, Inc. ...............................       3,200          50,000
                                                                     -----------
                                                                         131,547
                                                                     -----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.0%
Crossmann Communities, Inc. * ......................       2,900          80,113
McGrath Rentcorp ...................................       7,900         173,800
Meadowcraft, Inc. * ................................       6,000          67,125
                                                                     -----------
                                                                         321,038
                                                                     -----------
INDUSTRIAL - DIVERSIFIED - 1.7%
Matthews International Corp. .......................       5,700         179,550
Park-Ohio Holdings Corp. * .........................       3,500          52,938
Strategic Distribution, Inc. * .....................      13,400          32,663
                                                                     -----------
                                                                         265,151
                                                                     -----------
MEDICAL SUPPLIES - 3.2%
Arrow International, Inc. ..........................       4,000         125,500
ATS Medical, Inc. * ................................       8,500          59,500
Maxxim Medical, Inc. * .............................       6,300         187,425
Orthofix International, N.V. * .....................       3,500          49,000
Theragenics Corp. * ................................       5,000          84,063
                                                                     -----------
                                                                         505,488
                                                                     -----------
METALS - 1.2%
Stillwater Mining Co. * ............................       4,800         196,800
                                                                     -----------

OFFICE EQUIPMENT - 0.4%
In Focus Systems, Inc. * ...........................       7,900          70,113
                                                                     -----------

OIL & GAS - 5.9%
Core Laboratories N.V. * ...........................       8,900         170,213
Dawson Geophysical Co. * ...........................       2,200          15,813
Edge Petroleum Corp. * .............................       9,000          39,375
Evergreen Resources, Inc. * ........................       4,000          71,000
EXCO Resources, Inc. * .............................       8,000          58,000
Gulf Island Fabrication, Inc. * ....................       5,200          40,300
Harken Energy Corp. * ..............................      34,500          66,844
Seitel, Inc. * .....................................       7,800          97,013
Stone Energy Corp. * ...............................       4,600         132,250
Superior Energy Services, Inc. * ...................      11,000          31,282
TransMontaigne Oil Co. * ...........................       8,700         131,588
Vintage Petroleum, Inc. ............................      10,200          87,975
                                                                     -----------
                                                                         941,653
                                                                     -----------
PHARMACEUTICALS - 1.4%
Columbia Laboratories, Inc. * ......................       5,000          15,313
Kos Pharmaceuticals, Inc. * ........................       4,900          28,788
PharMerica, Inc. * .................................      30,000         180,000
                                                                     -----------
                                                                         224,101
                                                                     -----------
REAL ESTATE - 0.6%
Healthcare Realty Trust, Inc. (REIT) ...............       4,300          95,944
                                                                     -----------

RETAILERS - 3.1%
Ames Department Stores, Inc. * .....................       8,000         216,000
Cost Plus, Inc. * ..................................       3,600         112,950
CyberShop International, Inc. * ....................       4,000          45,500
Eagle Hardware & Garden, Inc. * ....................       3,700         120,250
                                                                     -----------
                                                                         494,700
                                                                     -----------
TELEPHONE SYSTEMS - 0.4%
Boston Communications Group, Inc. * ................       4,300          55,900
                                                                     -----------

TEXTILES, CLOTHING & FABRICS - 5.8%
Kenneth Cole Productions, Inc. * ...................       4,900          91,875
Quiksilver, Inc. * .................................       7,000         210,000
St. John Knits, Inc. ...............................       5,300         137,800
Tarrant Apparel Group * ............................       7,600         302,100
Timberland Co. (The) * .............................       2,700         123,019
Vans, Inc. * .......................................       8,500          58,438
                                                                     -----------
                                                                         923,232
                                                                     -----------
TRANSPORTATION - 0.9%
MotivePower Industries, Inc. * .....................       4,400         141,625
                                                                     -----------

WHOLESALE - 0.3%
U.S.A. Floral Products, Inc. * .....................       4,000          46,000
                                                                     -----------


TOTAL INVESTMENTS - 95.2%
(Cost $13,736,498)                                                    15,134,342

Other Assets and Liabilities (net) - 4.8%                                756,123
                                                                     -----------

TOTAL NET ASSETS - 100.0%                                           $ 15,890,465
                                                                     ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

ADR -  American Depositary Receipt

REIT - Real Estate Investment Trust

                       See notes to financial statements

COVA SERIES TRUST
BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------------------------------------
    PAR     SECURITY                                                                                                        VALUE
   AMOUNT   DESCRIPTION                                                                                                    (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS - 53.0%
            BANKING - 4.5%
      785   Bank One Corp. .......................................................................................      $     40,084
      760   Chase Manhattan Corp. ................................................................................            51,728
      880   First Union Corp. ....................................................................................            53,515
    2,500   MBNA Corp. ...........................................................................................            62,344
                                                                                                                         -----------
                                                                                                                             207,671
                                                                                                                         -----------
            BEVERAGES, FOOD & TOBACCO - 2.9%
    1,155   Pepsico, Inc. ........................................................................................            47,283
      790   Philip Morris Co., Inc. ..............................................................................            42,265
    1,650   Sysco Corp. ..........................................................................................            45,272
                                                                                                                         -----------
                                                                                                                             134,820
                                                                                                                         -----------
            BUILDING MATERIALS - 2.0%
    1,400   Masco Corp. ..........................................................................................            40,250
    1,760   Sherwin Williams Co. .................................................................................            51,700
                                                                                                                         -----------
                                                                                                                              91,950
                                                                                                                         -----------
            CHEMICALS - 0.5%
    1,040   Solutia, Inc. ........................................................................................            23,270
                                                                                                                         -----------

            COMPUTER SOFTWARE & PROCESSING - 2.7%
    1,685   First Data Corp. .....................................................................................            53,393
      275   Microsoft Corp. * ....................................................................................            38,139
      502   Networks Associates, Inc. * ..........................................................................            33,258
                                                                                                                         -----------
                                                                                                                             124,790
                                                                                                                         -----------
            CONTAINERS & PACKAGING - 2.6%
      895   Avery-Dennison Corp. .................................................................................            40,331
      730   Crown Cork & Seal, Inc. ..............................................................................            22,493
    1,065   Sealed Air Corp. * ...................................................................................            54,382
                                                                                                                         -----------
                                                                                                                             117,206
                                                                                                                         -----------
            COSMETICS & PERSONAL CARE - 0.6%
      325   Estee Lauder Co. .....................................................................................            27,788
                                                                                                                         -----------

            ELECTRIC UTILITIES - 1.4%
    1,220   Cinergy Corp. ........................................................................................            41,938
      470   New Century Energies, Inc. ...........................................................................            22,913
                                                                                                                         -----------
                                                                                                                              64,851
                                                                                                                         -----------
            ELECTRICAL EQUIPMENT - 1.9%
      450   General Electric Co. .................................................................................            45,928
      975   Grainger (W.W.), Inc. ................................................................................            40,584
                                                                                                                         -----------
                                                                                                                              86,512
                                                                                                                         -----------
            ELECTRONICS - 5.5%
    4,520   Adaptec, Inc. * ......................................................................................            79,383
    1,225   Analog Devices, Inc. * ...............................................................................            38,434
    1,305   Applied Materials, Inc. * ............................................................................            55,707
    1,675   KLA-Tencor Corp. * ...................................................................................            72,653
                                                                                                                         -----------
                                                                                                                             246,177
                                                                                                                         -----------
            FINANCIAL SERVICES - 2.1%
      500   Block (H&R), Inc. ....................................................................................            22,500
      885   Heller Financial, Inc. ...............................................................................            25,997
    1,013   SLM Holding Corp. ....................................................................................            48,624
                                                                                                                         -----------
                                                                                                                              97,121
                                                                                                                         -----------
            FOREST PRODUCTS & PAPER - 0.4%
      700   Mead Corp. ...........................................................................................            20,519
                                                                                                                         -----------

            HEALTH CARE PROVIDERS - 1.7%
    3,075   Columbia/HCA Healthcare Corp. ........................................................................            76,106
                                                                                                                         -----------
            HOUSEHOLD PRODUCTS - 0.9%
      975   Newell Co. ...........................................................................................            40,219
                                                                                                                         -----------

            INDUSTRIAL - DIVERSIFIED - 1.3%
    2,140   Millipore Corp. ......................................................................................            60,856
                                                                                                                         -----------

            MEDIA - BROADCASTING & PUBLISHING - 0.5%
      340   Tribune Co. ..........................................................................................            22,440
                                                                                                                         -----------

            MEDICAL SUPPLIES - 0.5%
      470   Bard (C.R.), Inc. ....................................................................................            23,265
                                                                                                                         -----------

            OIL & GAS - 6.2%
      635   Atlantic Richfield Co. ...............................................................................            41,434
    2,120   Baker Hughes, Inc. ...................................................................................            37,498
      830   Consolidated Natural Gas Co. .........................................................................            44,820
    1,050   Murphy Oil Corp. .....................................................................................            43,313
    4,345   Ocean Energy, Inc. * .................................................................................            27,428
    1,360   USX - Marathon Group .................................................................................            40,970
      950   Vastar Resources, Inc. ...............................................................................            41,028
                                                                                                                         -----------
                                                                                                                             276,491
                                                                                                                         -----------
            PHARMACEUTICALS - 4.7%
      350   Allergan, Inc. .......................................................................................            22,663
      395   Bristol-Myers Squibb Co. .............................................................................            52,856
      485   Eli Lilly & Co. ......................................................................................            43,104
      330   Merck & Co., Inc. ....................................................................................            48,737
      900   Schering-Plough Corp. ................................................................................            49,725
                                                                                                                         -----------
                                                                                                                             217,085
                                                                                                                         -----------
            RESTAURANTS - 0.6%
      550   Tricon Global Restaurants, Inc. * ....................................................................            27,569
                                                                                                                         -----------

            RETAILERS - 5.7%
    2,948   Consolidated Stores Corp. * ..........................................................................            59,513
    1,255   Dillard's, Inc. ......................................................................................            35,611
    1,650   Office Depot, Inc. * .................................................................................            60,947
    2,890   Pep Boys - Manny, Moe & Jack .........................................................................            45,337
      690   Wal-Mart Stores, Inc. ................................................................................            56,192
                                                                                                                         -----------
                                                                                                                             257,600
                                                                                                                         -----------
            TELEPHONE SYSTEMS - 2.8%
      477   AT&T Corp. ...........................................................................................            35,894
      680   GTE Corp. ............................................................................................            45,858
      750   U.S. WEST, Inc. ......................................................................................            48,469
                                                                                                                         -----------
                                                                                                                             130,221
                                                                                                                         -----------
            TRANSPORTATION - 1.0%
    1,360   Burlington Northern Santa Fe Corp. ...................................................................            45,900
                                                                                                                         -----------


            Total Common Stocks (Cost $2,168,233)                                                                          2,420,427
                                                                                                                         -----------

            CORPORATE DEBT - 10.8%                                                              COUPON    MATURITY
            CHEMICALS - 3.9%
 $150,000   Du Pont (E.I.) de Nemours and Co. .........................................         8.250%    09/15/06       $   178,308
                                                                                                                         -----------

            ENTERTAINMENT & LEISURE - 3.3%
  150,000   Walt Disney Co. (The) .....................................................         5.250%    11/10/03           150,867
                                                                                                                         -----------

            RETAILERS - 3.6%
 $150,000   J.C. Penney Co., Inc. .....................................................         7.600%    04/01/07           164,480
                                                                                                                         -----------


            Total Corporate Debt (Cost $492,708)                                                                             493,655
                                                                                                                         -----------

            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 27.0%
            U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 5.8%
   39,470   Federal Home Loan Mortgage Corp. ..........................................         6.500%    01/01/12            40,086
   39,790   Federal National Mortgage Association .....................................         6.000%    03/01/11            39,889
   99,929   Federal National Mortgage Association .....................................         7.000%    02/01/16           102,254
   36,787   Government National Mortgage Association ..................................         6.500%    03/15/24            37,189
   43,357   Government National Mortgage Association ..................................         7.000%    07/20/27            44,102
                                                                                                                         -----------
                                                                                                                             263,520
                                                                                                                         -----------
            U.S. TREASURY SECURITIES - 21.2%
  150,000   U.S. Treasury Note ........................................................         6.375%    05/15/00           153,422
  150,000   U.S. Treasury Note ........................................................         6.375%    08/15/02           158,250
  150,000   U.S. Treasury Note ........................................................         7.250%    05/15/04           168,141
  150,000   U.S. Treasury Note ........................................................         6.625%    05/15/07           168,750
  150,000   U.S. Treasury Note ........................................................         6.125%    08/15/07           163,969
  150,000   U.S. Treasury Note ........................................................         5.625%    05/15/08           160,078
                                                                                                                         -----------
                                                                                                                             972,610
                                                                                                                         -----------

            Total U.S. Government and Agency Obligations (Cost $1,186,434)                                                 1,236,130
                                                                                                                         -----------

            TOTAL INVESTMENTS - 90.8%
            (Cost $3,847,375)                                                                                              4,150,212

            Other Assets and Liabilities (net) - 9.2%                                                                        422,546
                                                                                                                         -----------

            TOTAL NET ASSETS - 100.0%                                                                                   $  4,572,758
                                                                                                                         ===========

            PORTFOLIO FOOTNOTES:

            * Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                               SHARES       (NOTE 1)
-------------------------------------------------------------------------------
COMMON STOCKS - 96.3%
AUTOMOTIVE - 3.1%
Aftermarket Technology Corp. * ....................        1,500    $     11,813
Superior Industries International, Inc. ...........        2,200          61,188
                                                                     -----------
                                                                          73,001
                                                                     -----------
BANKING - 8.7%
Associated Banc-Corp ..............................          446          15,248
Bank United Corp. .................................          550          21,588
CCB Financial Corp. ...............................          500          28,500
Commercial Federal Corp. ..........................          750          17,391
Cullen/Frost Bankers, Inc. ........................          521          28,590
Metris Companies, Inc. ............................        1,023          51,470
Sovereign Bancorp, Inc. ...........................        1,680          23,940
St. Paul Bancorp, Inc. ............................          750          20,414
                                                                     -----------
                                                                         207,141
                                                                     -----------
BEVERAGES, FOOD & TOBACCO - 4.5%
Beringer Wine Estates Holdings, Inc. * ............          750          33,516
Canandaigua Wine Co., Inc. * ......................          550          31,797
Hormel Foods Corp. ................................          600          19,650
Performance Food Group Co. * ......................          746          20,981
                                                                     -----------
                                                                         105,944
                                                                     -----------
CHEMICALS - 5.6%
Cytec Industries, Inc. * ..........................          450           9,563
Hanna (M.A.) Co. ..................................        1,227          15,107
International Specialty Products, Inc. * ..........          950          12,884
Minerals Technologies, Inc. .......................          700          28,656
OM Group, Inc. ....................................        1,150          41,975
RPM, Inc. .........................................        1,575          25,200
                                                                     -----------
                                                                         133,385
                                                                     -----------
COMMERCIAL SERVICES - 4.7%
Applied Graphics Technologies, Inc. * .............        1,936          31,944
Interim Services, Inc. * ..........................          850          19,869
Iron Mountain, Inc.  * ............................        1,150          41,472
Rental Service Corp. * ............................        1,200          18,825
                                                                     -----------
                                                                         112,110
                                                                     -----------
COMMUNICATIONS - 2.1%
RELTEC Corp. * ....................................        1,000          22,188
Tekelec * .........................................        1,600          26,500
                                                                     -----------
                                                                          48,688
                                                                     -----------
COMPUTER SOFTWARE & PROCESSING - 9.2%
Cognos, Inc. * ....................................        1,500          37,500
Condor Technology Solutions, Inc. * ...............        1,300          13,000
Cotelligent Group, Inc. * .........................        1,200          25,575
National Data Corp. ...............................        1,050          51,122
Source Information Management Co. (The) * .........        3,400          39,100
SPSS, Inc. * ......................................        1,100          20,763
Sungard Data Systems, Inc. * ......................          700          27,781
                                                                     -----------
                                                                         214,841
                                                                     -----------
COMPUTERS & INFORMATION - 3.1%
CDW Computer Centers, Inc. * ......................          350          33,578
Zebra Technologies Corp. * ........................        1,400          40,250
                                                                     -----------
                                                                          73,828
                                                                     -----------
CONTAINERS & PACKAGING - 1.4%
AptarGroup, Inc. ..................................        1,200          33,675
                                                                     -----------

ELECTRICAL EQUIPMENT - 1.9%
Barnett, Inc. * ...................................        1,850          25,438
Watsco, Inc. ......................................        1,186          19,866
                                                                     -----------
                                                                          45,304
                                                                     -----------
ELECTRONICS - 16.2%
Amkor Technology, Inc. * ..........................        5,300          57,306
Burr-Brown Corp. * ................................          846          19,775
CFM Technologies, Inc. * ..........................        1,506          12,801
Etec Systems, Inc. * ..............................          851          34,040
General Scanning, Inc. * ..........................        3,200          19,400
Kulicke & Soffa Industries, Inc. * ................        3,300          58,575
Photronics, Inc. * ................................        2,289          54,865
PRI Automation, Inc. * ............................        2,692          69,992
SMART Modular Technologies, Inc. * ................        2,000          55,500
                                                                     -----------
                                                                         382,254
                                                                     -----------
ENTERTAINMENT & LEISURE - 1.1%
Anchor Gaming * ...................................          476          26,835
                                                                     -----------

FINANCIAL SERVICES - 1.9%
Finova Group, Inc .................................          500          26,969
UniCapital Corp. * ................................        2,450          18,069
                                                                     -----------
                                                                          45,038
                                                                     -----------
HEALTH CARE PROVIDERS - 5.1%
American Oncology Resources, Inc. * ...............        1,900          27,669
Curative Health Services, Inc. * ..................        1,300          42,900
Integrated Health Services, Inc. ..................          800          11,300
Laser Vision Centers, Inc. * ......................        1,400          31,019
Sun Healthcare Group, Inc. * ......................        1,300           8,531
                                                                     -----------
                                                                         121,419
                                                                     -----------
HEAVY MACHINERY - 0.8%
DT Industries, Inc. ...............................        1,250          19,688
                                                                     -----------

HOUSEHOLD PRODUCTS - 1.2%
Blyth Industries, Inc. * ..........................          900          28,125
                                                                     -----------

INSURANCE - 1.0%
HCC Insurance Holdings, Inc. ......................        1,400          24,675
                                                                     -----------

MEDIA - BROADCASTING & PUBLISHING - 2.3%
Cumulus Media, Inc. * ..........................           1,500          24,938
Young Broadcasting, Inc. * .....................             710          29,731
                                                                     -----------
                                                                          54,669
                                                                     -----------
MEDICAL SUPPLIES - 5.9%
DENTSPLY International, Inc. ...................           1,800          46,350
Hanger Orthopedic Group, Inc. * ................           1,000          22,500
Maxxim Medical, Inc. * .........................           1,400          41,650
Ocular Sciences, Inc. * ........................           1,100          29,425
                                                                     -----------
                                                                         139,925
                                                                     -----------
METALS - 1.0%
Texas Industries, Inc. .........................             900          24,244
                                                                     -----------

OIL & GAS - 3.8%
BJ Services Co. * ..............................             579           9,047
Cooper Cameron Corp. * .........................           1,400          34,300
Global Industries Ltd. * .......................           2,850          17,456
Ocean Energy, Inc. * ...........................           3,503          22,113
Swift Energy Co. * .............................           1,047           7,722
                                                                     -----------
                                                                          90,638
                                                                     -----------
PHARMACEUTICALS - 3.6%
Allergan, Inc. .................................             500          32,375
PharMerica, Inc. * .............................              10              60
Shire Pharmaceuticals Group Plc (ADR) * ........           1,810          36,653
Zonagen, Inc. * ................................             900          17,213
                                                                     -----------
                                                                          86,301
                                                                     -----------
RESTAURANTS - 1.2%
Brinker International, Inc. * ..................           1,000          28,875
                                                                     -----------

RETAILERS - 1.5%
Bombay Co., Inc. (The) * .......................           2,000          11,125
Marks Brothers Jewelers, Inc. * ................           1,350          24,300
                                                                     -----------
                                                                          35,425
                                                                     -----------
TELEPHONE SYSTEMS - 1.7%
IXC Communications, Inc. * .....................           1,200          40,350
                                                                     -----------

TEXTILES, CLOTHING & FABRICS - 1.1%
Kellwood Co. ...................................           1,000          25,000
                                                                     -----------
TRANSPORTATION - 2.6%
Hub Group, Inc. * ..............................           1,907          36,939
USFreightways Corp. ............................             861          25,078
                                                                     -----------
                                                                          62,017
                                                                     -----------

TOTAL INVESTMENTS - 96.3%
(Cost $2,178,563)                                                      2,283,395

Other Assets and Liabilities (net) - 3.7%                                 88,916
                                                                     -----------

TOTAL NET ASSETS - 100.0%                                           $  2,372,311
                                                                     ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

ADR - American Depositary Receipt

                       See notes to financial statements

COVA SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                 VALUE
DESCRIPTION                                              SHARES         (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.1%
AUTOMOTIVE - 1.0%
Genuine Parts Co. ...............................         1,400      $    46,813
                                                                      ----------

BANKING - 17.1%
Bank One Corp. ..................................         1,500           76,594
Comerica, Inc. ..................................         1,400           95,463
First Union Corp. ...............................         1,500           91,219
MBNA Corp. ......................................         3,400           84,788
Mellon Bank Corp. ...............................         1,100           75,625
National City Corp. .............................         1,200           87,000
PNC Bank Corp. ..................................         1,300           70,363
Union Planters Corp. ............................         1,500           67,969
U.S. Bancorp ....................................         2,000           71,000
Wachovia Corp. ..................................           900           78,694
                                                                      ----------
                                                                         798,715
                                                                      ----------
BEVERAGES, FOOD & TOBACCO - 2.6%
Philip Morris Co., Inc. .........................         1,200           64,200
UST, Inc. .......................................         1,700           59,288
                                                                      ----------
                                                                         123,488
                                                                      ----------
BUILDING MATERIALS - 1.4%
Sherwin Williams Co. ............................         2,200           64,625
                                                                      ----------

CHEMICALS - 3.5%
Du Pont (E.I.) de Nemours and Co. ...............         1,500           79,594
Union Carbide Corp. .............................         2,000           85,000
                                                                      ----------
                                                                         164,594
                                                                      ----------
COMPUTER SOFTWARE & PROCESSING - 2.0%
First Data Corp. ................................         3,000           95,063
                                                                      ----------

CONTAINERS & PACKAGING - 1.6%
Crown Cork & Seal, Inc. .........................         2,500           77,031
                                                                      ----------

ELECTRIC UTILITIES - 5.3%
Ameren Corp. ....................................         1,300           55,494
Baltimore Gas and Electric Co. ..................         1,400           43,225
Cinergy Corp. ...................................         1,500           51,563
New Century Energies, Inc. ......................         1,000           48,750
Scana Corp. .....................................         1,500           48,375
                                                                      ----------
                                                                         247,407
                                                                      ----------
ELECTRICAL EQUIPMENT - 3.0%
Grainger (W.W.), Inc. ...........................         2,000           83,250
Hubbell, Inc. ...................................         1,500           57,000
                                                                      ----------
                                                                         140,250
                                                                      ----------
ELECTRONICS - 2.2%
Applied Materials, Inc. * .......................         2,400          102,441
                                                                      ----------

FINANCIAL SERVICES - 6.3%
Block (H&R), Inc. ...............................         1,200           54,000
Federal National Mortgage Association ...........         1,000           74,000
Heller Financial, Inc. ..........................         3,300           96,938
SLM Holding Corp. ...............................         1,500           72,000
                                                                      ----------
                                                                         296,938
                                                                      ----------
FOREST PRODUCTS & PAPER - 3.3%
Consolidated Papers, Inc. .......................         2,500           68,750
Mead Corp. ......................................         3,000           87,938
                                                                      ----------
                                                                         156,688
                                                                      ----------
HEALTH CARE PROVIDERS - 1.6%
Columbia/HCA Healthcare Corp. ...................         3,000           74,250
                                                                      ----------

HEAVY MACHINERY - 1.4%
Cooper Industries, Inc. ..........................        1,400           66,763
                                                                      ----------

INDUSTRIAL - DIVERSIFIED - 3.8%
FMC Corp. * ......................................        1,600           89,600
Temple Inland, Inc. ..............................        1,500           88,969
                                                                      ----------
                                                                         178,569
                                                                      ----------
MEDICAL SUPPLIES - 1.5%
Bard (C.R.), Inc. ................................        1,400           69,300
                                                                      ----------

METALS - 3.5%
Aluminum Company of America ......................        1,000           74,563
USX - U.S. Steel Group, Inc. .....................        4,000           92,000
                                                                      ----------
                                                                         166,563
                                                                      ----------
OIL & GAS - 16.2%
Atlantic Richfield Co. ...........................        1,000           65,250
Baker Hughes, Inc. ...............................        5,000           88,438
Consolidated Natural Gas Co. .....................        1,600           86,400
Murphy Oil Corp. .................................        1,700           70,125
National Fuel Gas Co. ............................        1,500           67,781
NICOR, Inc. ......................................        1,800           76,050
Ocean Energy, Inc. * .............................       13,000           82,063
Phillips Petroleum Co. ...........................        1,800           76,725
USX - Marathon Group .............................        2,500           75,313
Vastar Resources, Inc. ...........................        1,700           73,419
                                                                      ----------
                                                                         761,564
                                                                      ----------
PHARMACEUTICALS - 2.4%
Abbott Laboratories ..............................        1,100           53,900
Pharmacia & Upjohn, Inc. .........................        1,030           58,324
                                                                      ----------
                                                                         112,224
                                                                      ----------
REAL ESTATE - 2.3%
Felcor Lodging Trust, Inc. (REIT) ................        2,300           53,044
Prentiss Properties Trust (REIT) .................        2,500           55,781
                                                                      ----------
                                                                         108,825
                                                                      ----------
RETAILERS - 8.8%
Consolidated Stores Corp. * ......................        4,000           80,750
Dayton-Hudson Corp. ..............................        1,500           81,375
Dillard's, Inc. ..................................        3,500           99,313
May Department Stores Co. (The) ..................        1,500           90,563
Pep Boys - Manny, Moe & Jack .....................        3,900           61,181
                                                                      ----------
                                                                         413,182
                                                                      ----------
TELEPHONE SYSTEMS - 2.4%
Frontier Corp. ...................................        1,415           48,110
U.S. WEST, Inc. ..................................        1,000           64,625
                                                                      ----------
                                                                         112,735
                                                                      ----------
TRANSPORTATION - 1.9%
Burlington Northern Santa Fe Corp. ...............        2,600           87,750
                                                                      ----------


TOTAL INVESTMENTS - 95.1%
(Cost $4,317,990)                                                      4,465,778

Other Assets and Liabilities (net) - 4.9%                                229,359
                                                                      ----------

TOTAL NET ASSETS - 100.0%                                            $ 4,695,137
                                                                      ==========

PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

REIT - Real Estate Investment Trust

                       See notes to financial statements

COVA SERIES TRUST
GROWTH & INCOME EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                 VALUE
DESCRIPTION                                              SHARES         (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS - 91.5%
BANKING - 7.6%
Bank One Corp. .................................          3,140     $    160,336
Chase Manhattan Corp. ..........................          2,530          172,198
First Union Corp. ..............................          2,650          161,153
MBNA Corp. .....................................          7,700          192,019
                                                                     -----------
                                                                         685,706
                                                                     -----------
BEVERAGES, FOOD & TOBACCO - 5.6%
Pepsico, Inc. ..................................          4,480          183,400
Philip Morris Co., Inc. ........................          3,080          164,780
Sysco Corp. ....................................          5,960          163,528
                                                                     -----------
                                                                         511,708
                                                                     -----------
BUILDING MATERIALS - 3.7%
Masco Corp. ....................................          5,500          158,125
Sherwin Williams Co. ...........................          6,175          181,391
                                                                     -----------
                                                                         339,516
                                                                     -----------
CHEMICALS - 1.1%
Solutia, Inc. ..................................          4,650          104,044
                                                                     -----------

COMPUTER SOFTWARE & PROCESSING - 4.5%
First Data Corp. ...............................          5,955          188,699
Microsoft Corp. ................................            700           97,081
Networks Associates, Inc. ......................          1,880          124,550
                                                                     -----------
                                                                         410,330
                                                                     -----------
CONTAINERS & PACKAGING - 4.8%
Avery-Dennison Corp. ...........................          3,600          162,225
Crown Cork & Seal, Inc. ........................          2,525           77,802
Sealed Air Corp. * .............................          3,900          199,144
                                                                     -----------
                                                                         439,171
                                                                     -----------
COSMETICS & PERSONAL CARE - 1.0%
Estee Lauder Co. ...............................          1,100           94,050
                                                                     -----------

ELECTRIC UTILITIES - 1.9%
Cinergy Corp. ..................................          2,378           81,744
New Century Energies, Inc. .....................          1,850           90,188
                                                                     -----------
                                                                         171,932
                                                                     -----------
ELECTRICAL EQUIPMENT - 3.7%
General Electric Co. ...........................          1,775          181,161
Grainger (W.W.), Inc. ..........................          3,730          155,261
                                                                     -----------
                                                                         336,422
                                                                     -----------
ELECTRONICS - 6.8%
Adaptec, Inc. * ................................         10,980          192,836
Analog Devices, Inc. * .........................          3,900          122,363
Applied Materials, Inc. * ......................          3,550          151,541
KLA-Tencor Corp. * .............................          3,500          151,813
                                                                     -----------
                                                                         618,553
                                                                     -----------
FINANCIAL SERVICES - 4.0%
Block (H&R), Inc. ..............................          1,650           74,250
Heller Financial, Inc. .........................          3,200           94,000
SLM Holding Corp. ..............................          4,135          198,480
                                                                     -----------
                                                                         366,730
                                                                     -----------
FOREST PRODUCTS & PAPER - 0.9%
Mead Corp. .....................................          2,875           84,273
                                                                     -----------

HEALTH CARE PROVIDERS - 1.7%
Columbia/HCA Healthcare Corp. ....................        6,095          150,851
                                                                     -----------

HOUSEHOLD PRODUCTS - 1.6%
Newell Co. .......................................        3,465          142,931
                                                                     -----------

INDUSTRIAL - DIVERSIFIED - 2.0%
Millipore Corp. ..................................        6,415          182,427
                                                                     -----------

MEDIA - BROADCASTING & PUBLISHING - 1.0%
Tribune Co. ......................................        1,350           89,100
                                                                     -----------

MEDICAL SUPPLIES - 1.0%
Bard (C.R.), Inc. ................................        1,820           90,090
                                                                     -----------

OIL & GAS - 11.5%
Atlantic Richfield Co. ...........................        2,575          168,019
Baker Hughes, Inc. ...............................        8,400          148,575
Consolidated Natural Gas Co. .....................        3,050          164,700
Murphy Oil Corp. .................................        4,050          167,063
Ocean Energy, Inc. * .............................        8,400           53,025
USX - Marathon Group .............................        5,580          168,098
Vastar Resources, Inc. ...........................        3,875          167,352
                                                                     -----------
                                                                       1,036,832
                                                                     -----------
PHARMACEUTICALS - 8.6%
Allergan Specialty Therapeutics, Inc. * ..........            3               23
Allergan, Inc. ...................................        1,255           81,261
Bristol-Myers Squibb Co. .........................        1,400          187,338
Eli Lilly & Co. ..................................        1,930          171,529
Merck & Co., Inc. ................................        1,170          172,794
Schering-Plough Corp. ............................        3,010          166,303
                                                                     -----------
                                                                         779,248
                                                                     -----------
RESTAURANTS - 1.1%
Tricon Global Restaurants, Inc. * ................        1,923           96,390
                                                                     -----------

RETAILERS - 10.2%
Consolidated Stores Corp. * ......................        8,781          177,266
Dillard's, Inc. ..................................        4,950          140,456
Office Depot, Inc. * .............................        6,300          232,701
Pep Boys - Manny, Moe & Jack .....................       11,200          175,700
Wal-Mart Stores, Inc. ............................        2,280          185,678
                                                                     -----------
                                                                         911,801
                                                                     -----------
TELEPHONE SYSTEMS - 5.4%
AT&T Corp. .......................................        1,827          137,482
GTE Corp. ........................................        2,660          179,384
U.S. WEST, Inc. ..................................        2,700          174,488
                                                                     -----------
                                                                         491,354
                                                                     -----------
TRANSPORTATION - 1.8%
Burlington Northern Santa Fe Corp.                        4,940          166,725
                                                                     -----------


TOTAL INVESTMENTS - 91.5%
(Cost $7,629,578)                                                      8,300,184

Other Assets and Liabilities (net) - 8.5%                                766,311
                                                                     -----------

TOTAL NET ASSETS - 100.0%                                           $  9,066,495
                                                                     ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

                                                               Small Cap Stock      Quality Bond     Select Equity   Large Cap Stock
                                                                   Portfolio          Portfolio        Portfolio        Portfolio
                                                                --------------    --------------    --------------    --------------
ASSETS
  Investments, at value (Note 1)*                               $   74,406,328    $   43,220,852    $  194,780,668    $  100,113,622
  Cash                                                               5,156,673         8,373,964         3,058,710         3,502,194
  Cash denominated in foreign currencies **                                 --             4,055                --                --
  Receivable for investments sold                                      212,025         1,178,971         2,544,981           466,944
  Receivable for Trust shares sold                                          --            14,872                --            43,394
  Dividends receivable                                                  44,186                --           220,295           119,226
  Interest receivable                                                   21,362           377,972             6,332            13,099
  Net variation margin on financial
     futures contracts (Note 4)                                             --                --                --            10,200
  Unrealized appreciation on forward
     currency contracts (Note 5)                                            --            33,782                --                --
  Receivable from investment adviser (Note 2)                               --             9,080                --                --

                                                                  ------------      ------------      ------------      ------------
     Total assets                                                   79,840,574        53,213,548       200,610,986       104,268,679
                                                                  ------------      ------------      ------------      ------------
LIABILITIES
  Payables for:
  Payable for investments purchased                                  1,630,064         1,515,093         2,668,150           463,469
  Payable for delayed delivery investments                                  --         5,846,793                --                --
  Payable for Trust shares redeemed                                     16,916                --            71,438                --
  Unrealized depreciation on forward
     currency contracts (Note 5)                                            --            15,465                --                --
  Investment advisory fee payable (Note 2)                               1,486                --            65,142            12,549
  Accrued expenses                                                      30,800            24,146            38,073            31,418

                                                                  ------------      ------------      ------------      ------------
     Total liabilities                                               1,679,266         7,401,497         2,842,803           507,436

                                                                  ------------      ------------      ------------      ------------
NET ASSETS                                                      $   78,161,308    $   45,812,051    $  197,768,183    $  103,761,243
                                                                  ============      ============      ============      ============

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY:
   Paid in surplus                                              $   77,823,865    $   43,806,295    $  160,542,040    $   80,444,541
   Accumulated net realized gain (loss)                             (4,003,827)          509,037        18,485,194         6,654,698
   Unrealized appreciation on investments,
      futures contracts and foreign currency                         4,089,235           451,018        18,157,304        16,345,829
   Undistributed (distributions in excess of)
      net investment income                                            252,035         1,045,701           583,645           316,175

                                                                  ------------      ------------      ------------      ------------
      Total                                                     $   78,161,308    $   45,812,051    $  197,768,183    $  103,761,243
                                                                  ============      ============      ============      ============

Capital shares outstanding                                           6,523,058         4,157,310        12,301,851         5,727,886
                                                                  ============      ============      ============      ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE                    $       11.982    $       11.020    $       16.076    $       18.115
                                                                  ============      ============      ============      ============

------------------------------------------------------------------------------------------------------------------------------------
*      Investments in securities, at cost                       $   70,317,093    $   42,763,348    $  176,623,364    $   83,939,871
**     Cost of cash denominated in foreign currencies                       --            28,857                --                --
                                                                  ------------      ------------      ------------      ------------

                       See notes to financial statements

                                                                                                  VKAC
 International Equity          Money Market        Quality Income       Stock Index         Growth and Income         High Yield
       Portfolio                Portfolio             Portfolio           Portfolio             Portfolio              Portfolio
----------------------       --------------       ---------------      -------------       -------------------      ---------------

$          102,525,087       $    8,184,120       $    39,169,721      $  99,855,196       $        53,422,136      $    28,344,275
             1,641,567                1,893                90,394                256                     2,540                  320
             1,354,493                   --                    --                 --                        --                   --
                    --                   --                   880                 --                        60                   --
                    --                3,073                    --                 --                        --                   --
               178,558                   --                    --            100,917                    51,249                   --
                18,077                  615               631,229              2,156                       806              465,281
                    --                   --                    --             21,250                     8,500                   --


                89,150                   --                    --                 --                        --                   --
                    --                   --                    --                 --                     5,122                8,259

----------------------       --------------       ---------------      -------------       -------------------      ---------------
           105,806,932            8,189,701            39,892,224         99,979,775                53,490,413           28,818,135
----------------------       --------------       ---------------      -------------       -------------------      ---------------


             1,059,587                   --                    --                 --                    32,819                   --
                    --                   --                    --                 --                        --                   --
                96,870                   --                 2,368              6,875                     2,077                1,676

               136,157                   --                    --                 --                        --                   --
                   979                   --                 5,208             39,940                        --                   --
                38,043               34,101                23,432             35,927                    23,897               20,755

----------------------       --------------       ---------------      -------------       -------------------      ---------------
             1,331,636               34,101                31,008             82,742                    58,793               22,431

----------------------       --------------       ---------------      -------------       -------------------      ---------------
$          104,475,296       $    8,155,600       $    39,861,216      $  99,897,033       $        53,431,620      $    28,795,704
======================       ==============       ===============      =============       ===================      ===============

-----------------------------------------------------------------------------------------------------------------------------------

$           93,853,565       $    8,233,275       $    38,938,173      $  44,715,509       $        38,941,361      $    28,113,786
             1,345,505              (77,675)           (1,856,548)         9,755,933                 5,124,846             (155,923)

             9,106,756                   --             1,363,610         44,845,310                 9,017,442             (485,655)

               169,470                   --             1,415,981            580,281                   347,971            1,323,496

----------------------       --------------       ---------------      -------------       -------------------      ---------------
$          104,475,296       $    8,155,600       $    39,861,216      $  99,897,033       $        53,431,620      $    28,795,704
======================       ==============       ===============      =============       ===================      ===============

             8,125,765            8,158,091             3,628,582          4,491,420                 3,000,550            2,687,415
======================       ==============       ===============      =============       ===================      ===============

               $12.857               $1.000               $10.985            $22.242                   $17.807              $10.715
======================       ==============       ===============      =============       ===================      ===============

-----------------------------------------------------------------------------------------------------------------------------------
$           93,381,252       $    8,184,120       $    37,806,111      $  55,319,260       $        44,491,975      $    28,829,930
             1,356,915                   --                    --                 --                        --                   --
----------------------       --------------       ---------------      -------------       -------------------      ---------------

                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

                                                                                  Mid-Cap           Large Cap           Developing
                                                          Bond Debenture           Value            Research              Growth
                                                             Portfolio           Portfolio          Portfolio            Portfolio
                                                         ----------------      ------------       ------------         ------------
ASSETS
   Investments, at value (Note 1)*                       $    115,547,757      $ 17,479,303       $ 12,767,061         $ 15,134,342
   Cash                                                         2,433,680         1,650,764          1,669,780              757,554
   Cash denominated in foreign currencies **                           --                --                 --                   --
   Receivable for investments sold                                140,167            97,249            563,463                1,692
   Receivable for Trust shares sold                                49,361            12,129             36,703                   --
   Dividends receivable                                            11,122             3,096             18,795                  478
   Interest receivable                                          1,891,178             5,667              3,489                2,761
   Net variation margin on financial
      futures contracts (Note 4)                                       --                --                 --                   --
   Unrealized appreciation on forward
      currency contracts (Note 5)                                      --                --                 --                   --
   Receivable from investment adviser (Note 2)                         --            12,834             14,016               14,665

                                                          ---------------       -----------       ------------         ------------
   Total assets                                               120,073,265        19,261,042         15,073,307           15,911,492
                                                          ---------------       -----------       ------------         ------------
LIABILITIES
   Payables for:
   Payable for investments purchased                                   --           918,724          1,186,776                   --
   Payable for delayed delivery investments                            --                --                 --                   --
   Payable for Trust shares redeemed                                   --                --                 --                   28
   Unrealized depreciation on forward
      currency contracts (Note 5)                                      --                --                 --                   --
   Investment advisory fee payable (Note 2)                        42,191                --                 --                   --
   Accrued expenses                                                28,569            21,759             20,640               20,999

                                                          ---------------       -----------       ------------         ------------
   Total liabilities                                               70,760           940,483          1,207,416               21,027

                                                          ---------------       -----------       ------------         ------------
NET ASSETS                                               $    120,002,505      $ 18,320,559       $ 13,865,891        $  15,890,465
                                                          ===============       ===========       ============         ============

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY:
   Paid in surplus                                       $    116,118,949      $ 18,128,174       $ 12,485,102        $  14,888,158
   Accumulated net realized gain (loss)                         1,030,806          (225,973)          (131,082)            (395,537)
   Unrealized appreciation on investments,
      futures contracts and foreign currency                     (371,612)          384,795          1,468,700            1,397,844
   Undistributed (distributions in excess of)
      net investment income                                     3,224,362            33,563             43,171                   --

                                                          ---------------       ------------       -----------         ------------
   Total                                                 $    120,002,505      $ 18,320,559       $ 13,865,891        $  15,890,465
                                                          ===============       ===========        ===========         ============

Capital shares outstanding                                      9,692,597         1,731,193          1,158,927            1,413,656
                                                          ===============       ===========        ===========         ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE                      $12.381           $10.583            $11.964              $11.241
                                                          ===============       ===========        ===========         ============

-----------------------------------------------------------------------------------------------------------------------------------
*      Investments in securities, at cost                $   115,919,369       $ 17,094,508      $ 11,298,361         $  13,736,498
**     Cost of cash denominated in foreign currencies                 --                 --                --                    --

                       See notes to financial statements


                                       Small Cap                                                                Growth & Income
   Balanced                              Equity                          Equity Income                              Equity
  Portfolio                            Portfolio                            Portfolio                              Portfolio
------------                         ------------                         -------------                        ----------------

$  4,150,212                         $  2,283,395                         $   4,465,778                        $      8,300,184
     388,661                              100,202                               294,975                                 729,993
          --                                   --                                    --                                      --
       4,489                                   --                                72,973                                  27,089
       2,792                                1,358                                   564                                   1,143
       2,638                                  507                                10,310                                   9,609
      23,373                                  549                                 1,695                                   1,646

          --                                   --                                    --                                      --

          --                                   --                                    --                                      --
      21,298                               22,745                                20,242                                  16,454

------------                         ------------                         -------------                        ----------------
   4,593,463                            2,408,756                             4,866,537                               9,086,118
------------                         ------------                         -------------                        ----------------


          --                               16,106                               151,338                                      --
          --                                   --                                    --                                      --
          --                                   --                                    --                                      --

          --                                   --                                    --                                      --
          --                                   --                                    --                                      --
      20,705                               20,339                                20,062                                  19,623

------------                         ------------                         -------------                        ----------------
      20,705                               36,445                               171,400                                  19,623

------------                         ------------                         -------------                        ----------------
$  4,572,758                         $  2,372,311                         $   4,695,137                        $      9,066,495
============                         ============                         =============                        ================

--------------------------------------------------------------------------------------------------------------------------------

$  4,257,506                         $  2,321,013                         $   4,461,218                        $      8,292,591
      12,050                              (53,534)                               86,131                                 103,298

     302,837                              104,832                               147,788                                 670,606

         365                                   --                                    --                                      --

------------                         ------------                         -------------                        ----------------
$  4,572,758                         $  2,372,311                         $   4,695,137                        $      9,066,495
============                         ============                         =============                        ================

     401,205                              233,159                               403,852                                 755,861
============                         ============                         =============                        ================

     $11.398                              $10.175                               $11.626                                 $11.995
============                         ============                         =============                        ================

------------                     ----------------                     -----------------                     -------------------
$  3,847,375                         $  2,178,563                         $   4,317,990                        $      7,629,578
          --                                   --                                    --                                      --

                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 1998

                                                                               Small Cap     Quality       Select       Large Cap
                                                                                 Stock        Bond         Equity         Stock
                                                                               Portfolio    Portfolio     Portfolio     Portfolio
                                                                              -----------  -----------   ------------   ------------
INVESTMENT INCOME
   Dividends (1)                                                             $   793,368  $        --   $  2,044,450   $    883,443
   Interest                                                                      190,998    1,875,486        147,786         60,878

                                                                              ----------   ----------    -----------    -----------
      Total investment income                                                    984,366    1,875,486      2,192,236        944,321
                                                                              ----------   ----------    -----------    -----------
EXPENSES
   Investment advisory fee (Note 2)                                              596,903      165,294      1,023,054        402,802
   Custody, fund accounting, and transfer agent fees                             168,350       72,374        239,373        159,403
   Audit                                                                          14,437       14,437         14,437         14,437
   Trustee fees and expenses                                                       3,464        3,464          3,464          3,464
   Legal                                                                           2,161        2,161          2,161          2,161
   Shareholder reporting                                                             109          109            109            109

                                                                              ----------   ----------    -----------    -----------
      Total operating expenses                                                   785,424      257,839      1,282,598        582,376
      Interest Expense (Note 3)                                                       --           --             --             --

                                                                              ----------   ----------    -----------    -----------
      Total expenses                                                             785,424      257,839      1,282,598        582,376
      Less fees waived and expenses reimbursed by the adviser                    118,297       62,492        107,238        117,604

                                                                              ----------   ----------    -----------    -----------
      Net expenses                                                               667,127      195,347      1,175,360        464,772
                                                                              ----------   ----------    -----------    -----------
   Net investment income                                                         317,239    1,680,139      1,016,876        479,549
                                                                              ----------   ----------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
   FUTURES CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on investments                                    (3,831,239)     633,301     18,543,240      6,340,630
   Net realized gain (loss) on futures contracts                                      --           --             --        325,157
   Net realized gain on foreign currency related transactions                         --     (102,353)            --             --

      Net realized gain (loss) on investments, futures contracts              ----------   ----------    -----------    -----------
      and foreign currency related transactions                               (3,831,239)     530,948     18,543,240      6,665,787
                                                                              ----------   ----------    -----------    -----------
   Unrealized appreciation on investments, futures contracts
      and foreign currency
         Beginning of year                                                     5,055,622      344,990      5,798,007      4,728,305
         End of year                                                           4,089,235      451,018     18,157,304     16,345,829

                                                                              ----------   ----------    -----------    -----------

   Net change in unrealized appreciation (depreciation)
      on investments, futures contracts and foreign currency                    (966,387)     106,028     12,359,297     11,617,524

                                                                              ----------   ----------    -----------    -----------
   Net realized and unrealized gain/(loss) on investments,
      futures contracts and foreign currency related  transactions            (4,797,626)     636,976     30,902,537     18,283,311

                                                                              ----------   ----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                              $(4,480,387) $ 2,317,115   $ 31,919,413   $ 18,762,860
                                                                              ==========   ==========    ===========    ===========
      FROM OPERATIONS


------------------------------------------------------------------------------------------------------------------------------------
    (1)Dividend income is net of foreign taxes withheld of:                  $        --  $        --   $      3,132   $        879

                       See notes to financial statements

                                                                 VKAC
 International    Money          Quality          Stock       Growth and       High
     Equity       Market         Income           Index         Income         Yield
   Portfolio     Portfolio      Portfolio       Portfolio      Portfolio      Portfolio
 -------------   ----------   ------------    ------------   ------------   ------------

$    1,515,782  $       --   $         --    $  1,286,184   $    718,479   $     35,540
       167,116     814,336      3,191,584         312,924        299,319      2,911,988

 -------------   ---------    -----------     -----------    -----------    -----------
     1,682,898     814,336      3,191,584       1,599,108      1,017,798      2,947,528
 -------------   ---------    -----------     -----------    -----------    -----------

       717,933      73,632        225,265         463,673        309,774        236,588

       237,028      34,502         84,587         140,556         97,465         59,931
        14,437      14,089         14,089          12,387         14,089         14,089
         3,464       3,332          3,332           3,332          3,332          3,332
         2,161       1,645            954              --          2,161          1,498
           109         110            110             110             95            110
 -------------   ---------    -----------     -----------    -----------    -----------
       975,132     127,310        328,337         620,058        426,916        315,548
         1,007          --         20,747           2,056             --             95

 -------------   ---------    -----------     -----------    -----------    -----------
       976,139     127,310        349,084         622,114        426,916        315,643

       167,271     112,583         58,019          63,652         65,512         47,415
 -------------   ---------    -----------     -----------    -----------    -----------
       808,868      14,727        291,065         558,462        361,404        268,228
 -------------   ---------    -----------     -----------    -----------    -----------
       874,030     799,609      2,900,519       1,040,646        656,394      2,679,300
 -------------   ---------    -----------     -----------    -----------    -----------



     1,568,780         (36)       955,754       9,037,032      4,828,637        (61,431)
            --          --       (362,863)        752,868        345,569             --
       484,932          --             --              --             --             --

 -------------   ---------    -----------     -----------    -----------    -----------
     2,053,712         (36)       592,891       9,789,900      5,174,206        (61,431)
 -------------   ---------    -----------     -----------    -----------    -----------


     1,285,706          --      1,993,312      31,962,906      6,466,491      1,305,260
     9,106,756          --      1,363,610      44,845,310      9,017,442       (485,655)

 -------------   ---------    -----------     -----------    -----------    -----------


     7,821,050          --       (629,702)     12,882,404      2,550,951     (1,790,915)

 -------------   ---------    -----------     -----------    -----------    -----------

     9,874,762         (36)       (36,811)     22,672,304      7,725,157     (1,852,346)

 -------------   ---------    -----------     -----------    -----------    -----------

$   10,748,792  $  799,573   $  2,863,708    $ 23,712,950   $  8,381,551   $    826,954
 =============   =========    ===========     ===========    ===========    ===========



----------------------------------------------------------------------------------------
$      187,320  $       --   $         --    $         --   $      1,563   $         --

                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 1998

                                                                                 Bond        Mid-Cap       Large Cap     Developing
                                                                               Debenture      Value         Research       Growth
                                                                               Portfolio    Portfolio      Portfolio      Portfolio
                                                                             ------------------------------------------------------
INVESTMENT INCOME
   Dividends (1)                                                             $   241,923  $    95,183   $     95,535   $     14,354
   Interest                                                                    6,171,223       46,645         30,578         25,523

                                                                              ----------    ---------     ----------     ----------
      Total investment income                                                  6,413,146      141,828        126,113         39,877
                                                                              ----------    ---------     ----------     ----------
EXPENSES
   Investment advisory fee (Note 2)                                              647,086       92,358         61,036         67,992
   Custody, fund accounting, and transfer agent fees                             134,253       40,157         34,887         37,562
   Audit                                                                          14,437       16,384         16,337         16,337
   Trustee fees and expenses                                                       3,464        3,472          3,464          3,464
   Legal                                                                           2,161        2,702          2,702          2,702
   Shareholder reporting                                                             109          404            410            404

                                                                              ----------    ---------     ----------     ----------
      Total operating expenses                                                   801,510      155,477        118,836        128,461
      Interest Expense (Note 3)                                                      767           --             --             --

                                                                              ----------    ---------     ----------     ----------
      Total expenses                                                             802,277      155,477        118,836        128,461
   Less fees waived and expenses reimbursed by the adviser                        68,145       53,883         51,695         52,914

                                                                              ----------    ---------     ----------     ----------
   Net expenses                                                                  734,132      101,594         67,141         75,547
                                                                              ----------    ---------     ----------     ----------
   Net investment income                                                       5,679,014       40,234         58,972        (35,670)
                                                                              ----------    ---------     ----------     ----------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
   FUTURES CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on investments                                     1,031,304     (225,973)      (130,449)      (395,538)
   Net realized gain (loss) on futures contracts                                      --           --             --             --
   Net realized gain on foreign currency related transactions                         --           --             --             --

      Net realized gain (loss) on investments, futures contracts              ----------    ---------     ----------     ----------
      and foreign currency related transactions                                1,031,304     (225,973)      (130,449)      (395,538)
                                                                              ----------    ---------     ----------     ----------
   Unrealized appreciation on investments, futures contracts and foreign currency
      Beginning of year                                                        1,213,703       46,986          6,584          8,505
      End of year                                                               (371,612)     384,795      1,468,700      1,397,844

                                                                              ----------    ---------     ----------     ----------

   Net change in unrealized appreciation (depreciation) on investments,
   futures contracts and foreign currency                                     (1,585,315)     337,809      1,462,116      1,389,339

                                                                              ----------    ---------     ----------     ----------
   Net realized and unrealized gain/(loss) on investments, futures
   contracts and foreign currency related transactions                          (554,011)     111,836      1,331,667        993,801

                                                                              ----------    ---------     ----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                              $ 5,125,003  $   152,070   $  1,390,639   $    958,131
                                                                              ==========    =========     ==========     ==========
   FROM OPERATIONS


-----------------------------------------------------------------------------------------------------------------------------------
   (1)Dividend income is net of foreign taxes withheld of:                  $         --  $        --   $        319   $         --

                       See notes to financial statements


                 Small Cap       Equity        Growth &
   Balanced       Equity         Income     Income Equity
   Portfolio     Portfolio      Portfolio     Portfolio
----------------------------------------------------------

 $    17,026   $     8,235   $     70,858  $       67,274
      81,845         7,283         16,369          26,541

   ---------     ---------     ----------    ------------
      98,871        15,518         87,227          93,815
   ---------     ---------     ----------    ------------

      27,149        17,176         30,163          53,799
      33,572        31,737         27,927          30,689
      16,336        16,337         16,337          16,337
       3,464         3,464          3,464           3,464
       2,550         2,550          2,550           2,550
         675           671            675             672

   ---------     ---------     ----------    ------------
      83,746        71,935         81,116         107,511
          --            --             --              --

   ---------     ---------     ----------    ------------
      83,746        71,935         81,116         107,511
      53,883        53,041         47,936          48,333

   ---------     ---------     ----------    ------------
      29,863        18,894         33,180          59,178
   ---------     ---------     ----------    ------------
      69,008        (3,376)        54,047          34,637
   ---------     ---------     ----------    ------------



      73,015       (52,446)       192,938         299,371
          --            --             --              --
          --            --             --              --

   ---------     ---------     ----------    ------------
      73,015       (52,446)       192,938         299,371
   ---------     ---------     ----------    ------------


      44,924         2,599        122,751          98,922
     302,837       104,832        147,788         670,606

   ---------     ---------     ----------    ------------


     257,913       102,233         25,037         571,684

   ---------     ---------     ----------    ------------

     330,928        49,787        217,975         871,055

   ---------     ---------     ----------    ------------

 $   399,936   $    46,411   $    272,022  $      905,692
   =========     =========     ==========    ============



----------------------------------------------------------
 $        --   $        --   $         --  $           --

                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        Small Cap Stock                Quality Bond
                                                                           Portfolio                     Portfolio
                                                                 ---------------------------    ---------------------------
                                                                   Year ended    Year ended      Year ended     Year ended
                                                                  December 31,  December 31,    December 31,   December 31,
                                                                      1998          1997            1998           1997
                                                                 ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                        $     317,239   $    192,685    $  1,680,139   $    605,946
   Net realized gain (loss) on investments, futures
      contracts, and foreign currency related transactions         (3,831,239)     2,316,556         530,948         98,268
   Net change in unrealized appreciation (depreciation)
      on investments, futures contracts and foreign currency
      related transactions                                           (966,387)     4,557,270         106,028        281,253

                                                                 ------------    -----------     -----------    -----------
   Net increase in net assets resulting from operations            (4,480,387)     7,066,511       2,317,115        985,467

                                                                 ------------    -----------     -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                              (96,253)      (192,883)       (643,157)      (660,166)
   Net realized gains                                              (2,461,868)       (99,847)             --        (76,278)

                                                                 ------------    -----------     -----------    -----------
   Total distributions                                             (2,558,121)      (292,730)       (643,157)      (736,444)

                                                                 ------------    -----------     -----------    -----------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
    Proceeds from shares sold                                      26,987,297     38,022,176      26,526,504     15,683,372
    Net asset value of shares issued through dividend
       reinvestment                                                 2,558,121        914,326         643,157        879,467
    Cost of shares repurchased                                     (4,102,670)      (603,894)     (1,659,034)    (3,986,444)

                                                                 ------------    -----------     -----------    -----------
    Net increase in net assets from capital share transactions     25,442,748     38,332,608      25,510,627     12,576,395

                                                                 ------------    -----------     -----------    -----------
TOTAL INCREASE IN NET ASSETS                                       18,404,240     45,106,389      27,184,585     12,825,418
NET ASSETS:
   Beginning of period                                             59,757,068     14,650,679      18,627,466      5,802,048
                                                                 ------------    -----------     -----------    -----------

   End of period                                                $  78,161,308   $ 59,757,068    $ 45,812,051   $ 18,627,466
                                                                 ============    ===========     ===========    ===========
   Net Assets at end of period includes undistributed
     (distributions in excess of) net investment income               252,035   $         --    $  1,045,701   $       (480)
                                                                 ============    ===========     ===========    ===========

CAPITAL SHARE TRANSACTIONS:
Beginning shares                                                    4,559,948      1,341,383       1,790,249        575,476
                                                                 ------------    -----------     -----------    -----------
Shares sold                                                         2,121,662      3,186,388       2,461,040      1,518,698
Shares issued through dividend reinvestment                           194,906         82,158          60,846         85,914
Shares repurchased                                                   (353,458)       (49,981)       (154,825)      (389,839)
                                                                 ------------    -----------     -----------    -----------
Net increase in shares outstanding                                  1,963,110      3,218,565       2,367,061      1,214,773
                                                                 ------------    -----------     -----------    -----------
Ending shares                                                       6,523,058      4,559,948       4,157,310      1,790,249
                                                                 ============    ===========     ===========    ===========

                       See notes to financial statements

         Select Equity                    Large Cap Stock              International Equity
           Portfolio                         Portfolio                      Portfolio
 ------------------------------   -----------------------------    -----------------------------
  Year ended       Year ended      Year ended       Year ended      Year ended       Year ended
 December 31,     December 31,    December 31,     December 31,    December 31,     December 31,
     1998             1997            1998             1997            1998             1997
 ------------------------------------------------------------------------------------------------


$   1,016,876    $     500,179   $     479,549    $     199,335   $     874,030    $     555,071

   18,543,240        9,123,149       6,665,787        2,193,907       2,053,712          191,480


   12,359,297        4,743,432      11,617,524        3,145,916       7,821,050          402,592

 ------------     ------------    ------------     ------------    ------------     ------------
   31,919,413       14,366,760      18,762,860        5,539,158      10,748,792        1,149,143

 ------------     ------------    ------------     ------------    ------------     ------------

     (455,252)        (490,963)       (163,389)        (202,300)     (1,590,564)        (557,716)
   (9,083,861)        (330,961)       (537,969)      (1,756,862)        (20,171)         (42,415)

 ------------     ------------    ------------     ------------    ------------     ------------
   (9,539,113)        (821,924)       (701,358)      (1,959,162)     (1,610,735)        (600,131)

 ------------     ------------    ------------     ------------    ------------     ------------

   61,596,707       68,852,468      54,597,695       17,343,331      30,533,316       52,754,470

    9,539,113        1,157,234         701,358        2,369,560       1,610,735          673,824
   (2,678,812)        (457,582)     (1,855,401)      (7,808,393)     (5,575,851)        (827,522)

 ------------     ------------    ------------     ------------    ------------     ------------
   68,457,008       69,552,120      53,443,652       11,904,498      26,568,200       52,600,772

 ------------     ------------    ------------     ------------    ------------     ------------
   90,837,308       83,096,956      71,505,154       15,484,494      35,706,257       53,149,784

  106,930,875       23,833,919      32,256,089       16,771,595      68,769,039       15,619,255
 ------------     ------------    ------------     ------------    ------------     ------------

$ 197,768,183    $ 106,930,875   $ 103,761,243    $  32,256,089   $ 104,475,296    $  68,769,039
 ============     ============    ============     ============    ============     ============

$     583,645    $       9,216   $     316,175    $          --   $     169,470    $     349,324
 ============     ============    ============     ============    ============     ============


    7,656,774        2,218,737       2,329,781        1,509,371       5,994,704        1,425,198
 ------------     ------------    ------------     ------------    ------------     ------------
    4,185,304        5,382,252       3,472,771        1,243,518       2,462,998        4,584,724
      641,497           93,395          42,928          179,193         125,855           57,454
     (181,724)         (37,610)       (117,594)        (602,301)       (457,792)         (72,672)
 ------------     ------------    ------------     ------------    ------------     ------------
    4,645,077        5,438,037       3,398,105          820,410       2,131,061        4,569,506
 ------------     ------------    ------------     ------------    ------------     ------------
   12,301,851        7,656,774       5,727,886        2,329,781       8,125,765        5,994,704
 ============     ============    ============     ============    ============     ============

                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Money Market                   Quality Income
                                                                           Portfolio                       Portfolio
                                                                  -----------------------------   ----------------------------
                                                                   Year ended      Year ended      Year ended     Year ended
                                                                  December 31,    December 31,    December 31,   December 31,
                                                                      1998            1997            1998           1997
                                                                  ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                         $     799,609    $  2,527,383    $  2,900,519   $  3,348,394
   Net realized gain (loss) on investments, futures contracts,
      and foreign currency related transactions                            (36)         (2,455)        592,891       (436,095)
   Net change in unrealized appreciation (depreciation)
      on investments, futures contracts and foreign currency
      related transactions                                                  --              --        (629,702)     1,309,494

                                                                  ------------    ------------    ------------    -----------
   Net increase in net assets resulting from operations                799,573       2,524,928       2,863,708      4,221,793

                                                                  ------------    ------------    ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                              (799,609)     (2,527,383)     (2,398,139)    (3,338,386)
   Net realized gains                                                       --              --              --             --

                                                                  ------------    ------------    ------------    -----------
   Total distributions                                                (799,609)     (2,527,383)     (2,398,139)    (3,338,386)

                                                                  ------------    ------------    ------------    -----------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
   Proceeds from shares sold                                            23,586      57,494,205         260,950     27,417,912
   Net asset value of shares issued through dividend
      reinvestment                                                     799,609       2,527,383       2,398,139      4,139,374
   Cost of shares repurchased                                      (14,646,322)    (68,995,258)    (13,099,102)   (33,929,181)

                                                                  ------------    ------------    ------------    -----------
   Net decrease in net assets from capital share transactions      (13,823,127)     (8,973,670)    (10,440,013)    (2,371,895)

                                                                  ------------    ------------    ------------    -----------
TOTAL DECREASE IN NET ASSETS                                       (13,823,163)     (8,976,125)     (9,974,444)    (1,488,488)
NET ASSETS:
   Beginning of period                                              21,978,763      30,954,888      49,835,660     51,324,148
                                                                  ------------    ------------    ------------    -----------

   End of period                                                 $   8,155,600    $ 21,978,763    $ 39,861,216   $ 49,835,660
                                                                  ============    ============    ============    ===========
   Net Assets at end of period includes undistributed
      (distributions in excess of) net investment income         $          --    $         --    $  1,415,981   $    894,166
                                                                  ============    ============    ============    ===========

CAPITAL SHARE TRANSACTIONS:
Beginning shares                                                    21,981,219      31,030,072       4,572,261      4,801,097
                                                                  ------------    ------------    ------------    -----------
Shares sold                                                             23,586      57,419,022          23,833      2,544,684
Shares issued through dividend reinvestment                            799,609       2,527,383         223,488        392,730
Shares repurchased                                                 (14,646,323)    (68,995,258)     (1,191,000)    (3,166,250)
                                                                  ------------    ------------    ------------    -----------
Net decrease in shares outstanding                                 (13,823,128)     (9,048,853)       (943,679)      (228,836)
                                                                  ------------    ------------    ------------    -----------
Ending shares                                                        8,158,091      21,981,219       3,628,582      4,572,261
                                                                  ============    ============    ============    ===========

                       See notes to financial statements

           Stock Index               VKAC Growth and Income             High Yield
            Portfolio                      Portfolio                     Portfolio
-------------------------------  -----------------------------  -----------------------------
  Year ended       Year ended     Year ended      Year ended     Year ended      Year ended
 December 31,     December 31,   December 31,    December 31,   December 31,    December 31,
     1998             1997           1998            1997           1998            1997
---------------------------------------------------------------------------------------------


$   1,040,646    $   1,068,561   $    656,394    $    567,657   $  2,679,300   $   3,153,490

    9,789,900       16,291,273      5,174,206       5,894,224        (61,431)        909,331


   12,882,404        4,753,502      2,550,951       2,424,361     (1,790,915)        268,083

 ------------     ------------    -----------     -----------    -----------    ------------
   23,712,950       22,113,336      8,381,551       8,886,242        826,954       4,330,904

 ------------     ------------    -----------     -----------    -----------    ------------

     (479,051)      (1,058,007)      (317,776)       (563,938)    (1,365,047)     (3,144,247)
  (16,176,509)        (288,033)    (5,909,576)       (513,391)            --              --

 ------------     ------------    -----------     -----------    -----------    ------------
  (16,655,560)      (1,346,040)    (6,227,352)     (1,077,329)    (1,365,047)     (3,144,247)

 ------------     ------------    -----------     -----------    -----------    ------------

    9,138,213       34,246,387      3,569,328       9,997,804      1,019,994      13,533,122

   16,655,560        4,855,058      6,227,352       2,585,409      1,365,047       4,949,889
  (23,331,432)     (56,051,623)    (6,348,623)     (4,155,928)    (6,313,701)    (27,471,849)

 ------------     ------------    -----------     -----------    -----------    ------------
    2,462,341      (16,950,178)     3,448,057       8,427,285     (3,928,660)     (8,988,838)

 ------------     ------------    -----------     -----------    -----------    ------------
    9,519,731        3,817,118      5,602,256      16,236,198     (4,466,753)     (7,802,181)

   90,377,302       86,560,184     47,829,364      31,593,166     33,262,457      41,064,638
 ------------     ------------    -----------     -----------    -----------    ------------

$  99,897,033    $  90,377,302   $ 53,431,620    $ 47,829,364   $ 28,795,704   $  33,262,457
 ============     ============    ===========     ===========    ===========    ============

$     580,281    $      18,686   $    347,971    $      9,283   $  1,323,496   $       9,243
 ============     ============    ===========     ===========    ===========    ============


    4,289,352        5,367,589      2,804,973       2,258,899      3,051,753       3,864,501
 ------------     ------------    -----------     -----------    -----------    ------------
      477,900        1,698,260        197,226         626,726         91,353       1,249,817
      816,453          286,130        360,343         175,231        124,923         461,088
   (1,092,285)      (3,062,627)      (361,992)       (255,883)      (580,614)     (2,523,653)
 ------------     ------------    -----------     -----------    -----------    ------------
      202,068       (1,078,237)       195,577         546,074       (364,338)       (812,748)
 ------------     ------------    -----------     -----------    -----------    ------------
    4,491,420        4,289,352      3,000,550       2,804,973      2,687,415       3,051,753
 ============     ============    ===========     ===========    ===========    ============

                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            Bond Debenture                  Mid-Cap Value
                                                                              Portfolio                       Portfolio
                                                                     -----------------------------   -----------------------------
                                                                      Year ended      Year ended      Year ended     Period ended
                                                                     December 31,    December 31,    December 31,    December 31,
                                                                         1998            1997            1998           1997*
                                                                     -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                           $   5,679,014    $  1,745,813    $     40,234    $      2,098
    Net realized gain (loss) on investments, futures contracts,
       and foreign currency related transactions                        1,031,304         964,071        (225,973)            150
    Net change in unrealized appreciation (depreciation)
       on investments, futures contracts and foreign currency
       related transactions                                            (1,585,315)        930,642         337,809          46,986

                                                                     ------------     -----------     -----------     -----------
    Net increase in net assets resulting from operations                5,125,003       3,640,526         152,070          49,234

                                                                     ------------     -----------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               (2,455,079)     (1,747,981)        (14,075)         (2,089)
   Net realized gains                                                    (954,738)        (18,188)             --              --

                                                                     ------------     -----------     -----------     -----------
   Total distributions                                                 (3,409,817)     (1,766,169)        (14,075)         (2,089)

                                                                     ------------     -----------     -----------     -----------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
   Proceeds from shares sold                                           69,629,076      44,653,139      16,144,764       2,185,306
   Net asset value of shares issued through dividend
      reinvestment                                                      3,409,817       2,000,414          14,075           2,089
   Cost of shares repurchased                                         (10,163,753)       (778,993)       (205,183)         (5,632)

                                                                     ------------     -----------     -----------     -----------
   Net increase in net assets from capital share transactions          62,875,140      45,874,560      15,953,656       2,181,763

                                                                     ------------     -----------     -----------     -----------
TOTAL INCREASE IN NET ASSETS                                           64,590,326      47,748,917      16,091,651       2,228,908
NET ASSETS:
       Beginning of period                                             55,412,179       7,663,262       2,228,908              --
                                                                     ------------     -----------     -----------     -----------

       End of period                                                $ 120,002,505    $ 55,412,179    $ 18,320,559    $  2,228,908
                                                                     ============     ===========     ===========     ===========
       Net Assets at end of period includes undistributed
          (distributions in excess of) net investment income        $   3,224,362    $         --    $     33,563    $          9
                                                                     ============     ===========     ===========     ===========

CAPITAL SHARE TRANSACTIONS:
Beginning shares                                                        4,574,812         698,547         212,659              --
                                                                     ------------     -----------     -----------     -----------
Shares sold                                                             5,684,070       3,775,808       1,537,405         213,013
Shares issued through dividend reinvestment                               277,516         169,197           1,252             200
Shares repurchased                                                       (843,801)        (68,740)        (20,123)           (554)
                                                                     ------------     -----------     -----------     -----------
Net increase in shares outstanding                                      5,117,785       3,876,265       1,518,534         212,659
                                                                     ------------     -----------     -----------     -----------
Ending shares                                                           9,692,597       4,574,812       1,731,193         212,659
                                                                     ============     ===========     ===========     ===========

*      Fund commenced operations on August 20, 1997
**     Fund commenced operations on July 1, 1997

                       See notes to financial statements

     Large Cap Research             Developing Growth                  Balanced
         Portfolio                      Portfolio                      Portfolio
-----------------------------  -----------------------------  -----------------------------
 Year ended     Period ended    Year ended     Period ended    Year ended     Period ended
December 31,    December 31,   December 31,    December 31,   December 31,    December 31,
    1998           1997*           1998           1997*           1998           1997**
-------------------------------------------------------------------------------------------


$     58,972    $      2,322   $    (35,670)   $        345   $     69,008    $     17,015

    (130,449)           (633)      (395,538)          4,555         73,015           7,388


   1,462,116           6,584      1,389,339           8,505        257,913          44,924

 -----------     -----------    -----------     -----------    -----------     -----------
   1,390,639           8,273        958,131          13,405        399,936          69,327

 -----------     -----------    -----------     -----------    -----------     -----------

     (15,994)         (2,129)            --            (326)       (68,643)        (17,093)
          --              --         (4,573)             --        (56,389)        (11,993)

 -----------     -----------    -----------     -----------    -----------     -----------
     (15,994)         (2,129)        (4,573)           (326)      (125,032)        (29,086)

 -----------     -----------    -----------     -----------    -----------     -----------

  11,287,023       1,345,530     13,397,485       1,735,826      2,741,532       1,429,858

      15,994           2,129          4,573             326        125,032          29,086
    (164,781)           (793)      (199,301)        (15,081)       (29,760)        (38,135)

 -----------     -----------    -----------     -----------    -----------     -----------
  11,138,236       1,346,866     13,202,757       1,721,071      2,836,804       1,420,809

 -----------     -----------    -----------     -----------    -----------     -----------
  12,512,881       1,353,010     14,156,315       1,734,150      3,111,708       1,461,050

   1,353,010              --      1,734,150              --      1,461,050              --
 -----------     -----------    -----------     -----------    -----------     -----------

$ 13,865,891    $  1,353,010   $ 15,890,465    $  1,734,150   $  4,572,758    $  1,461,050
 ===========     ===========    ===========     ===========    ===========     ===========

$     43,171    $        193   $         --    $         19   $        365    $         --
 ===========     ===========    ===========     ===========    ===========     ===========


     136,592              --        164,390              --        140,640              --
 -----------     -----------    -----------     -----------    -----------     -----------
   1,036,127         136,458      1,268,600         165,753        252,322         141,462
       1,409             215            408              31         11,070           2,804
     (15,201)            (81)       (19,742)         (1,394)        (2,827)         (3,626)
 -----------     -----------    -----------     -----------    -----------     -----------
   1,022,335         136,592      1,249,266         164,390        260,565         140,640
 -----------     -----------    -----------     -----------    -----------     -----------
   1,158,927         136,592      1,413,656         164,390        401,205         140,640
 ===========     ===========    ===========     ===========    ===========     ===========

                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Small Cap Equity                 Equity Income
                                                                            Portfolio                       Portfolio
                                                                   -----------------------------   ----------------------------
                                                                    Year ended     Period ended    Year ended     Period ended
                                                                   December 31,    December 31,    December 31,   December 31,
                                                                       1998           1997**           1998          1997**
                                                                   ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                           $     (3,376)   $        (96)   $     54,047   $     11,052
   Net realized gain (loss) on investments, futures contracts,
       and foreign currency related transactions                        (52,446)         42,782         192,938         24,201
   Net change in unrealized appreciation (depreciation)
       on investments, futures contracts and foreign currency
       related transactions                                             102,233           2,599          25,037        122,751

                                                                    -----------     -----------     -----------    -----------
   Net increase in net assets resulting from operations                  46,411          45,285         272,022        158,004

                                                                    -----------     -----------     -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     --              --         (54,210)       (11,052)
   Net realized gains                                                   (35,585)         (8,189)       (109,174)       (21,671)

                                                                    -----------     -----------     -----------    -----------
   Total distributions                                                  (35,585)         (8,189)       (163,384)       (32,723)

                                                                    -----------     -----------     -----------    -----------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
   Proceeds from shares sold                                          1,043,728       1,277,390       2,814,364      1,528,693
   Net asset value of shares issued through dividend
       reinvestment                                                      35,585           8,189         163,384         32,723
   Cost of shares repurchased                                           (38,773)         (1,730)        (74,560)        (3,386)

                                                                    -----------     -----------     -----------    -----------
   Net increase in net assets from capital share transactions         1,040,540       1,283,849       2,903,188      1,558,030

                                                                    -----------     -----------     -----------    -----------
TOTAL DECREASE IN NET ASSETS                                          1,051,366       1,320,945       3,011,826      1,683,311
NET ASSETS:
   Beginning of period                                                1,320,945              --       1,683,311             --
                                                                    -----------     -----------     -----------    -----------

   End of period                                                   $  2,372,311    $  1,320,945    $  4,695,137   $  1,683,311
                                                                    ===========     ===========     ===========    ===========
   Net Assets at end of period includes undistributed
      (distributions in excess of) net investment income           $         --    $         --    $         --   $         --
                                                                    ===========     ===========     ===========    ===========

CAPITAL SHARE TRANSACTIONS:
Beginning shares                                                        126,779              --         152,372             --
                                                                    -----------     -----------     -----------    -----------
Shares sold                                                             107,029         126,145         244,072        149,720
Shares issued through dividend reinvestment                               3,359             798          14,080          2,966
Shares repurchased                                                       (4,008)           (164)         (6,672)          (314)
                                                                    -----------     -----------     -----------    -----------
Net increase in shares outstanding                                      106,380         126,779         251,480        152,372
                                                                    -----------     -----------     -----------    -----------
Ending shares                                                           233,159         126,779         403,852        152,372
                                                                    ===========     ===========     ===========    ===========

**     Fund commenced operations on July 1, 1997

                       See notes to financial statements

    Growth & Income Equity
         Portfolio
----------------------------
 Year ended    Period ended
December 31,   December 31,
    1998          1997**
----------------------------


$     34,637   $      7,199

     299,371          8,581


     571,684         98,922

 -----------    -----------
     905,692        114,702

 -----------    -----------

     (35,035)        (7,070)
    (185,828)       (18,557)

 -----------    -----------
    (220,863)       (25,627)

 -----------    -----------

   5,979,912      2,310,417

     220,863         25,627
    (210,468)       (33,760)

 -----------    -----------
   5,990,307      2,302,284

 -----------    -----------
   6,675,136      2,391,359

   2,391,359             --
 -----------    -----------

$  9,066,495   $  2,391,359
 ===========    ===========

$         --   $        129
 ===========    ===========


     223,292             --
 -----------    -----------
     532,806        224,036
      18,488          2,398
     (18,725)        (3,142)
 -----------    -----------
     532,569        223,292
 -----------    -----------
     755,861        223,292
 ===========    ===========

                       See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                        Small Cap Stock
                                                                          Portfolio
                                                       -------------------------------------------------------
                                                                                             For the period
                                                                                            from May 1, 1996
                                                         Year ended         Year ended      (date of initial
                                                        December 31,       December 31,    public offering) to
                                                            1998               1997         December 31, 1996
                                                       -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     13.105       $     10.922      $           10.512
                                                       ------------       ------------      ------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                      0.051              0.057                   0.057
   Net realized and unrealized gains                         (0.722)             2.217                   0.843
                                                       ------------       ------------      ------------------
Total from investment operations                             (0.671)             2.274                   0.900
                                                       ------------       ------------      ------------------

Distributions
   Dividends from net investment income                      (0.017)            (0.055)                 (0.055)
   Distributions from net realized gains                     (0.435)            (0.036)                 (0.435)
   Distributions in excess of net
      investment income                                          --                 --                      --
   Return of capital distributions                               --                 --                      --
                                                       ------------       ------------      ------------------
Total distributions                                          (0.452)            (0.091)                 (0.490)

                                                       ------------       ------------      ------------------
Net Asset Value, end of period                         $     11.982       $     13.105      $           10.922
                                                       ------------       ------------      ------------------

TOTAL RETURN                                                 (5.40%)            20.89%                   8.65%*
                                                       ------------       ------------      ------------------

Ratios/Supplemental Data:
Net Assets, end of period (In millions)                $       78.2       $       59.8      $             14.7

Ratios to Average Net Assets (1):
   Operating Expenses                                         0.95%              0.95%                   0.95%**
   Interest Expense                                              --                 --                      --
   Net investment income                                      0.45%              0.56%                   0.87%**

Portfolio turnover rate                                       62.4%              79.1%                  102.4%*




(1)   If certain expenses had not been
      reimbursed by the Adviser, total return
      would have been lower and the ratios would have been as follows:

      Ratio of Operating Expenses to Average
         Net Assets:                                          1.12%              1.39%                   2.68%**

      Ratio of Net Investment Income to Average
         Net Assets:                                          0.28%              0.12%                  (0.86%)**

*          Non-annualized
**         Annualized
+          Amount is less than $.0005

                       See notes to financial statements

                      Quality Bond                                                       Select Equity
                        Portfolio                                                          Portfolio
 --------------------------------------------------------------      -----------------------------------------------------------
                                               For the period                                                   For the period
                                              from May 1, 1996                                                 from May 1, 1996
    Year ended         Year ended             (date of initial          Year ended           Year ended        (date of initial
   December 31,       December 31,           public offering) to       December 31,         December 31,     public offering) to
       1998              1997                December 31, 1996            1998                 1997          December 31, 1996
 --------------------------------------------------------------      -----------------------------------------------------------
$         10.405    $        10.082     $                 9.897     $         13.966    $        10.742    $              10.084
  --------------      -------------       ---------------------       --------------      -------------      -------------------


           0.490              0.446                       0.459                0.091              0.078                    0.081
           0.365              0.452                       0.102                2.983              3.294                    0.771
  --------------      -------------       ---------------------       --------------      -------------      -------------------
           0.855              0.898                       0.561                3.074              3.372                    0.852
  --------------      -------------       ---------------------       --------------      -------------      -------------------


          (0.240)            (0.531)                     (0.376)              (0.046)            (0.077)                  (0.081)
              --             (0.044)                         --               (0.918)            (0.071)                  (0.113)

              --                 --                          --                   --                 --                   (0.000)  +
              --                 --                          --                   --                 --                       --
  --------------      -------------       ---------------------       --------------      -------------      -------------------
          (0.240)            (0.575)                     (0.376)              (0.964)            (0.148)                  (0.194)

  --------------      -------------       ---------------------       --------------      -------------      -------------------
$         11.020     $       10.405      $               10.082      $        16.076     $       13.966     $             10.742
  --------------      -------------       ---------------------       --------------      -------------      -------------------

           8.37%              9.06%                       5.68%   *           22.56%             31.55%                    8.52%   *
  --------------      -------------       ---------------------       --------------      -------------      -------------------


$           45.8     $         18.6      $                  5.8      $         197.8     $        106.9     $               23.8


           0.65%              0.65%                       0.65%  **            0.78%              0.83%                    0.85%  **
              --                 --                          --                   --                 --                       --
           5.59%              5.92%                       5.94%  **            0.68%              0.81%                    1.35%  **

          255.4%             163.7%                      181.3%   *           182.9%             134.8%                   123.9%   *










           0.86%              1.08%                       1.52%  **            0.86%              1.00%                    1.70%  **


           5.38%              5.49%                       5.07%  **            0.60%              0.64%                    0.50%  **

                       See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                                        Large Cap Stock
                                                                                           Portfolio
                                                           -------------------------------------------------------------------
                                                                                                          For the period
                                                                                                         from May 1, 1996
                                                                Year ended         Year ended            (date of initial
                                                               December 31,       December 31,          public offering) to
                                                                   1998               1997               December 31, 1996
                                                           -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $         13.845     $         11.112     $                  10.003
                                                           ----------------     ----------------     -------------------------

   INCOME FROM INVESTMENT OPERATIONS
       Net investment income                                         0.098                0.113                         0.124
       Net realized and unrealized gains                             4.357                3.560                         1.304
                                                           ----------------     ----------------     -------------------------
   Total from investment operations                                  4.455                3.673                         1.428
                                                           ----------------     ----------------     -------------------------

   Distributions
       Dividends from net investment income                         (0.043)              (0.118)                       (0.122)
       Distributions from net realized gains                        (0.142)              (0.822)                       (0.197)
       Distributions in excess of net
          investment income                                           ----                 ----                          ----
       Return of capital distributions                                ----                 ----                          ----
                                                           ----------------     ----------------     -------------------------
   Total distributions                                              (0.185)              (0.940)                       (0.319)

                                                           ----------------     ----------------     -------------------------
Net Asset Value, end of period                            $         18.115     $         13.845     $                  11.112
                                                           ----------------     ----------------     -------------------------

TOTAL RETURN                                                        32.31%               33.25%                        14.35%*
                                                           ----------------     ----------------     -------------------------

Ratios/Supplemental Data:
   Net Assets, end of period (In millions)                $          103.8     $           32.3     $                    16.8

   Ratios to Average Net Assets (1):
      Operating Expenses                                             0.75%                0.75%                         0.75%  **
      Interest Expense                                                ----                 ----                          ----
      Net investment income                                          0.77%                0.99%                         1.56%  **

   Portfolio turnover rate                                           62.4%                59.5%                         35.5%   *




(1)   If certain expenses had not been
      reimbursed by the Adviser, total return
      would have been lower and the ratios would have been as follows:

      Ratio of Operating Expenses to Average
         Net Assets:                                                 0.94%                1.08%                         1.23%  **

      Ratio of Net Investment Income to Average
         Net Assets:                                                 0.58%                0.66%                         1.08%  **

*          Non-annualized
**         Annualized
***        Amount is less than 0.00%

                       See notes to financial statements

                        International Equity
                              Portfolio
 ------------------------------------------------------------------------
                                                      For the period
                                                    from May 1, 1996
      Year ended             Year ended             (date of initial
     December 31,           December 31,           public offering) to
         1998                   1997                December 31, 1996
 ------------------------------------------------------------------------
$              11.472     $         10.959      $                 10.215
 --------------------      ---------------       -----------------------


                0.117                0.122                         0.096
                1.491                0.539                         0.755
 --------------------      ---------------       -----------------------
                1.608                0.661                         0.851
 --------------------      ---------------       -----------------------


               (0.220)              (0.137)                       (0.086)
               (0.003)              (0.011)                       (0.021)

                   --                   --                            --
                   --                   --                            --
 --------------------      ---------------       -----------------------
               (0.223)              (0.148)                       (0.107)

 --------------------      ---------------       -----------------------
$              12.857     $         11.472      $                 10.959
 --------------------      ---------------       -----------------------

               14.07%                5.96%                         8.44%   *
 --------------------      ---------------       -----------------------


$               104.5     $           68.8      $                   15.6


                0.91%                0.95%                         0.95%  **
                   --  ***              --                            --
                0.97%                1.35%                         1.43%  **

                74.0%                74.1%                         48.2%   *










                1.09%                1.53%                         3.80%  **


                0.79%                0.77%                        (1.42%) **

                       See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                                         Money Market
                                                                                          Portfolio
                                                     ----------------------------------------------------------------------------



                                                                                   Years Ended December 31,
                                                          1998               1997            1996          1995          1994
                                                     ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $            1.00     $     1.00      $     1.00    $     1.00    $     1.00
                                                     ----------------      ---------       ---------     ---------     ---------

   INCOME FROM INVESTMENT OPERATIONS
       Net investment income                                    0.054          0.055           0.053         0.059         0.041
       Net realized and unrealized gains                           --             --              --            --            --
                                                     ----------------      ---------       ---------     ---------     ---------
         Total from investment operations                       0.054          0.055           0.053         0.059         0.041
                                                     ----------------      ---------       ---------     ---------     ---------

   Distributions
       Dividends from net investment income                    (0.054)        (0.055)         (0.053)       (0.059)       (0.041)
       Distributions from net realized gains                       --             --              --            --            --
       Distributions in excess of net
          investment income                                        --             --              --            --            --
       Return of capital distributions                             --             --              --            --            --
                                                     ----------------      ---------       ---------     ---------     ---------
         Total distributions                                   (0.054)        (0.055)         (0.053)       (0.059)       (0.041)

                                                     ----------------      ---------       ---------     ---------     ---------
Net Asset Value, end of period                      $            1.00     $     1.00      $     1.00    $     1.00    $     1.00
                                                     ----------------      ---------       ---------     ---------     ---------

TOTAL RETURN                                                    5.46%          5.49%           5.42%         6.01%         4.23%
                                                     ----------------      ---------       ---------     ---------     ---------

Ratios/Supplemental Data:
   Net Assets, end of period (In millions)          $             8.2     $     22.0      $     31.0    $     34.4    $     75.9

   Ratios to Average Net Assets (1):
      Operating Expenses                                        0.10%          0.10%           0.11%         0.11%         0.10%
      Interest Expense                                             --             --              --            --            --
      Net investment income                                     5.43%          5.49%           5.31%         5.68%         4.37%

   Portfolio turnover rate                                        N/A            N/A             N/A           N/A           N/A




(1)   If certain expenses had not been
      reimbursed by the Adviser, total return
      would have been lower and the ratios would have been as follows:

      Ratio of Operating Expenses to Average
         Net Assets:                                            0.86%          0.68%           0.74%         0.64%         0.68%

      Ratio of Net Investment Income to Average
         Net Assets:                                            4.67%          4.91%           4.68%         5.25%         3.79%

                       See notes to financial statements

                                Quality Income
                                   Portfolio
-----------------------------------------------------------------------


                           Years Ended December 31,

     1998            1997           1996          1995          1994
 ----------------------------------------------------------------------
$   10.900      $   10.690      $   10.871    $    9.815    $   10.886
 ---------       ---------       ---------     ---------     ---------


     0.787           0.737           0.651         0.667         0.603
    (0.104)          0.199          (0.359)        1.056        (1.071)
 ---------       ---------       ---------     ---------     ---------
     0.683           0.936           0.292         1.723        (0.468)
 ---------       ---------       ---------     ---------     ---------


    (0.598)         (0.726)         (0.471)       (0.667)       (0.603)
        --              --          (0.002)           --            --

        --              --              --            --            --
        --              --              --            --            --
 ---------       ---------       ---------     ---------     ---------
    (0.598)         (0.726)         (0.473)       (0.667)       (0.603)

 ---------       ---------       ---------     ---------     ---------
$   10.985      $   10.900      $   10.690    $   10.871    $    9.815
 ---------       ---------       ---------     ---------     ---------

     6.44%           9.08%           2.82%        17.99%        (4.33%)
 ---------       ---------       ---------     ---------     ---------


$     39.9      $     49.8      $     51.3    $     41.4    $     33.9


     0.60%           0.60%           0.60%         0.60%         0.59%
     0.05%           0.06%              --            --            --
     6.44%           6.41%           6.06%         6.42%         5.69%

    108.5%          308.0%          320.3%        219.5%        177.6%










     0.73%           0.70%           0.71%         0.75%         0.68%


     6.31%           6.31%           5.95%         6.27%         5.60%

                       See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                                            Stock Index
                                                                                             Portfolio
                                                          -------------------------------------------------------------------------


                                                                                       Years Ended December 31,

                                                                1998            1997            1996          1995          1994
                                                          ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $     21.070     $    16.126     $    13.844   $    10.587   $    11.115
                                                          -----------      ----------      ----------    ----------    ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                     0.250           0.273           0.286         0.260         0.311
      Net realized and unrealized gains                         5.268           5.018           2.797         3.637        (0.337)
                                                          -----------      ----------      ----------    ----------    ----------
   Total from investment operations                             5.518           5.291           3.083         3.897        (0.026)
                                                          -----------      ----------      ----------    ----------    ----------

   Distributions
      Dividends from net investment income                     (0.125)         (0.268)         (0.284)       (0.260)       (0.311)
      Distributions from net realized gains                    (4.221)         (0.079)         (0.517)       (0.380)       (0.185)
      Distributions in excess of net
         investment income                                         --              --              --            --            --
      Return of capital distributions                              --              --              --            --        (0.006)
                                                          -----------      ----------      ----------    ----------    ----------
         Total distributions                                   (4.346)         (0.347)         (0.801)       (0.640)       (0.502)

                                                          -----------      ----------      ----------    ----------    ----------
Net Asset Value, end of period                           $     22.242     $    21.070     $    16.126   $    13.844   $    10.587
                                                          -----------      ----------      ----------    ----------    ----------

TOTAL RETURN                                                   28.04%          32.91%          22.48%        36.87%        (0.11%)
                                                          -----------      ----------      ----------    ----------    ----------

Ratios/Supplemental Data:
   Net Assets, end of period (In millions)               $       99.9     $      90.4     $      86.6   $      86.0   $      36.8

   Ratios to Average Net Assets (1):
      Operating Expenses                                        0.60%           0.60%           0.60%         0.61%         0.58%
      Interest Expense                                            ---  ***      0.02%              --            --            --
      Net investment income                                     1.12%           1.32%           1.77%         2.41%         2.23%

   Portfolio turnover rate                                       2.9%           27.2%            1.3%          3.9%         47.1%




(1)  If certain expenses had not been
     reimbursed by the Adviser, total return
     would have been lower and the ratios would have been as follows:

     Ratio of Operating Expenses to Average
        Net Assets:                                              0.67%           0.69%           0.67%         0.78%         0.80%

     Ratio of Net Investment Income to Average
        Net Assets:                                              1.05%           1.23%           1.70%         2.24%         2.01%



***  Amount is less than 0.00%

                       See notes to financial statements

                           VKAC Growth and Income
                                 Portfolio
-----------------------------------------------------------------------


                          Years Ended December 31,

     1998            1997            1996          1995          1994
 ----------------------------------------------------------------------
$   17.052      $   13.986      $   12.512    $   10.306    $   11.170
 ---------       ---------       ---------     ---------     ---------


     0.227           0.212           0.243         0.224         0.331
     2.762           3.265           2.007         3.089        (0.864)
 ---------       ---------       ---------     ---------     ---------
     2.989           3.477           2.250         3.313        (0.533)
 ---------       ---------       ---------     ---------     ---------


    (0.114)         (0.211)         (0.241)       (0.232)       (0.323)
    (2.120)         (0.200)         (0.535)       (0.875)       (0.008)

        --              --              --            --            --
        --              --              --            --            --
 ---------       ---------       ---------     ---------     ---------
    (2.234)         (0.411)         (0.776)       (1.107)       (0.331)

 ---------       ---------       ---------     ---------     ---------
$   17.807      $   17.052      $   13.986    $   12.512    $   10.306
 ---------       ---------       ---------     ---------     ---------

    17.96%          24.98%          18.18%        32.24%        (4.54%)
 ---------       ---------       ---------     ---------     ---------


$     53.4      $     47.8      $     31.6    $     19.7    $     10.9


     0.70%           0.70%           0.70%         0.69%         0.70%
        --              --              --            --            --
     1.27%           1.36%           1.99%         2.05%         3.47%

     69.1%           94.5%          113.0%        180.1%        326.0%










     0.83%           0.88%           1.02%         1.19%         1.49%


     1.14%           1.18%           1.67%         1.55%         2.68%

                       See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                                    High Yield
                                                                                     Portfolio
                                                  -------------------------------------------------------------------------


                                                                              Years Ended December 31,

                                                          1998           1997            1996          1995          1994
                                                    -----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $     10.899     $   10.626      $   10.446    $    9.823    $   11.287
                                                    -----------      ---------       ---------     ---------     ---------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                  0.969          0.922           0.952         0.949         0.978
   Net realized and unrealized gains                     (0.673)         0.281           0.187         0.621        (1.464)
                                                    -----------      ---------       ---------     ---------     ---------
      Total from investment operations                    0.296          1.203           1.139         1.570        (0.486)
                                                    -----------      ---------       ---------     ---------     ---------

   Distributions
      Dividends from net investment income               (0.480)        (0.930)         (0.954)       (0.947)       (0.978)
      Distributions from net realized gains                  --             --              --            --            --
      Distributions in excess of net
         investment income                                   --             --          (0.005)           --            --
      Return of capital distributions                        --             --              --            --            --
                                                    -----------      ---------       ---------     ---------     ---------
         Total distributions                             (0.480)        (0.930)         (0.959)       (0.947)       (0.978)

                                                    -----------      ---------       ---------     ---------     ---------
Net Asset Value, end of period                     $     10.715     $   10.899      $   10.626    $   10.446    $    9.823
                                                    -----------      ---------       ---------     ---------     ---------

TOTAL RETURN                                              2.67%         11.54%          11.29%        16.69%        (4.52%)
                                                    -----------      ---------       ---------     ---------     ---------

Ratios/Supplemental Data:
   Net Assets, end of period (In millions)         $       28.8     $     33.3      $     41.1    $     36.5    $     19.7

   Ratios to Average Net Assets (1):
      Operating Expenses                                  0.85%          0.85%           0.85%         0.86%         0.86%
      Interest Expense                                       --  ***     0.02%              --            --            --
      Net investment income                               8.49%          8.13%           8.89%         9.50%         9.48%

   Portfolio turnover rate                                70.3%         109.4%          117.3%        118.9%        200.1%




(1)   If certain expenses had not been
      reimbursed by the Adviser, total return
      would have been lower and the ratios would have been as follows:

      Ratio of Operating Expenses to Average
         Net Assets:                                      1.00%          0.99%           1.04%         1.09%         1.16%

      Ratio of Net Investment Income to Average
         Net Assets:                                      8.34%          7.99%           8.70%         9.27%         9.18%

*          Non-annualized
**         Annualized
***        Amount is less than 0.00%

                       See notes to financial statements

                  Bond Debenture                                              Mid-Cap Value
                     Portfolio                                                  Portfolio
-------------------------------------------------------------------------------------------------------------
                                     For the period                                          For the period
                                    from May 1, 1996                                     from August 20, 1997
  Year ended       Year ended       (date of initial                   Year ended           (commencement
 December 31,     December 31,    public offering) to                 December 31,         of operations) to
     1998             1997         December 31, 1996                      1998             December 31, 1997
------------------------------------------------------                ---------------------------------------
$     12.112      $  10.970      $             10.098                 $    10.481      $              10.000
 -----------      ---------      --------------------                 -----------      ---------------------


       0.682          0.544                     0.345                       0.032                      0.010
       0.072          1.147                     0.949                       0.087                      0.481
 -----------      ---------      --------------------                 -----------      ---------------------
       0.754          1.691                     1.294                       0.119                      0.491
 -----------      ---------      --------------------                 -----------      ---------------------


      (0.349)        (0.549)                   (0.342)                     (0.017)                    (0.010)
      (0.136)            --                    (0.080)                         --                         --

          --             --                        --                          --                         --
          --             --                        --                          --                         --
 -----------      ---------      --------------------                 -----------      ---------------------
      (0.485)        (0.549)                   (0.422)                     (0.017)                    (0.010)

 -----------      ---------      --------------------                 -----------      ---------------------
$     12.381      $  12.112      $             10.970                 $    10.583      $              10.481
 -----------      ---------      --------------------                 -----------      ---------------------

       6.26%         15.63%                    12.89%   *                   1.11%                      4.90%   *
 -----------      ---------      --------------------                 -----------      ---------------------


$      120.0      $    55.4      $                7.7                 $      18.3      $                 2.2


       0.85%          0.85%                     0.85%  **                   1.10%                      1.10%  **
          --  ***        --                        --                          --                         --
       6.58%          6.68%                     7.26%  **                   0.44%                      0.97%  **

       84.7%         100.3%                     58.1%   *                   41.0%                       1.5%   *










       0.93%          1.07%                     2.05%  **                   1.68%                      8.41%  **


       6.50%          6.46%                     6.06%  **                  (0.14%)                    (6.34%) **

                       See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                                    Large Cap Research
                                                                                        Portfolio
                                                                     ---------------------------------------------------
                                                                                                    For the period
                                                                                                 from August 20, 1997
                                                                          Year ended                (commencement
                                                                         December 31,             of operations) to
                                                                             1998                 December 31, 1997
                                                                     ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $              9.905      $                 10.000
                                                                      -------------------      ------------------------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                                         0.069                         0.017
      Net realized and unrealized gains                                             2.023                        (0.096)
                                                                      -------------------      ------------------------
   Total from investment operations                                                 2.092                        (0.079)
                                                                      -------------------      ------------------------

   Distributions
      Dividends from net investment income                                         (0.033)                       (0.016)
      Distributions from net realized gains                                            --                            --
      Distributions in excess of net
         investment income                                                             --                            --
      Return of capital distributions                                                  --                            --
                                                                      -------------------      ------------------------
   Total distributions                                                             (0.033)                       (0.016)

                                                                      -------------------      ------------------------
Net Asset Value, end of period                                       $             11.964      $                  9.905
                                                                      -------------------      ------------------------

TOTAL RETURN                                                                       21.04%                        (0.74%)  *
                                                                      -------------------      ------------------------

Ratios/Supplemental Data:
   Net Assets, end of period (In millions)                           $               13.9      $                    1.4

   Ratios to Average Net Assets (1):
      Operating Expenses                                                            1.10%                         1.10%  **
      Interest Expense                                                                 --                            --
      Net investment income                                                         0.97%                         1.53%  **

   Portfolio turnover rate                                                         103.0%                          1.3%   *




(1)      If certain expenses had not been
         reimbursed by the Adviser, total return
         would have been lower and the ratios would have been as follows:

         Ratio of Operating Expenses to Average
            Net Assets:                                                             1.95%                        10.04%  **

         Ratio of Net Investment Income to Average
            Net Assets:                                                             0.12%                        (7.41%) **


*          Non-annualized
**         Annualized

                       See notes to financial statements

                 Developing Growth                                                  Balanced
                     Portfolio                                                      Portfolio
---------------------------------------------------           ---------------------------------------------------
                               For the period                                                For the period
                            from August 20, 1997                                           from July 1, 1997
     Year ended                (commencement                       Year ended                (commencement
    December 31,             of operations) to                    December 31,             of operations) to
        1998                 December 31, 1997                        1998                 December 31, 1997
---------------------------------------------------           ---------------------------------------------------
$             10.549      $                 10.000            $             10.389      $                 10.000
 -------------------       -----------------------             -------------------       -----------------------


              (0.025)                        0.002                           0.223                         0.123
               0.723                         0.549                           1.152                         0.477
 -------------------       -----------------------             -------------------       -----------------------
               0.698                         0.551                           1.375                         0.600
 -------------------       -----------------------             -------------------       -----------------------


                  --                        (0.002)                         (0.222)                       (0.124)
              (0.006)                           --                          (0.144)                       (0.087)

                  --                            --                              --                            --
                  --                            --                              --                            --
 -------------------       -----------------------             -------------------       -----------------------
              (0.006)                       (0.002)                         (0.366)                       (0.211)

 -------------------       -----------------------             -------------------       -----------------------
$             11.241      $                 10.549            $             11.398      $                 10.389
 -------------------       -----------------------             -------------------       -----------------------

               6.60%                         5.52%   *                      13.31%                         6.01%   *
 -------------------       -----------------------             -------------------       -----------------------


$               15.9      $                    1.7            $                4.6      $                    1.5


               1.00%                         1.00%  **                       1.10%                         1.10%  **
                  --                            --                              --                            --
              (0.47%)                        0.18%  **                       2.54%                         2.74%  **

               18.7%                          9.1%   *                       36.0%                         13.6%   *










               1.70%                         9.00%  **                       3.08%                         3.81%  **


              (1.17%)                       (7.82%) **                       0.56%                         0.03%  **

                       See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                                    Small Cap Equity
                                                                                        Portfolio
                                                                    ---------------------------------------------------
                                                                                                   For the period
                                                                                                 from July 1, 1997
                                                                         Year ended                (commencement
                                                                        December 31,             of operations) to
                                                                            1998                 December 31, 1997
                                                                    ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $              10.419     $                  10.000
                                                                    --------------------      ------------------------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                                       (0.014)                       (0.001)
      Net realized and unrealized gains                                           (0.012)                        0.485
                                                                    --------------------      ------------------------
   Total from investment operations                                               (0.026)                        0.484
                                                                    --------------------      ------------------------

   Distributions
      Dividends from net investment income                                            --                            --
      Distributions from net realized gains                                       (0.218)                       (0.065)
      Distributions in excess of net
         investment income                                                            --                            --
      Return of capital distributions                                                 --                            --
                                                                    --------------------      ------------------------
   Total distributions                                                            (0.218)                       (0.065)

                                                                    --------------------      ------------------------
Net Asset Value, end of period                                     $              10.175     $                  10.419
                                                                    --------------------      ------------------------

TOTAL RETURN                                                                      (0.39%)                        4.86%   *
                                                                    --------------------      ------------------------

Ratios/Supplemental Data:
   Net Assets, end of period (In millions)                         $                 2.4     $                     1.3

   Ratios to Average Net Assets (1):
      Operating Expenses                                                           1.10%                         1.10%  **
      Interest Expense                                                                --                            --
      Net investment income                                                       (0.19%)                       (0.02%) **

   Portfolio turnover rate                                                         62.0%                         36.2%   *




(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

         Ratio of Operating Expenses to Average
            Net Assets:                                                            4.19%                         3.97%  **

         Ratio of Net Investment Income to Average
            Net Assets:                                                           (3.28%)                       (2.89%) **


*          Non-annualized
**         Annualized

                       See notes to financial statements

                   Equity Income                                            Growth & Income Equity
                     Portfolio                                                    Portfolio
 ---------------------------------------------------          ---------------------------------------------------
                                For the period                                               For the period
                              from July 1, 1997                                            from July 1, 1997
      Year ended                (commencement                      Year ended                (commencement
     December 31,             of operations) to                   December 31,             of operations) to
         1998                 December 31, 1997                       1998                 December 31, 1997
 ---------------------------------------------------          ---------------------------------------------------
$              11.047     $                  10.000          $              10.710     $                  10.000
 --------------------      ------------------------           --------------------      ------------------------


                0.167                         0.074                          0.057                         0.033
                0.862                         1.192                          1.538                         0.793
 --------------------      ------------------------           --------------------      ------------------------
                1.029                         1.266                          1.595                         0.826
 --------------------      ------------------------           --------------------      ------------------------


               (0.167)                       (0.074)                        (0.058)                       (0.032)
               (0.283)                       (0.145)                        (0.252)                       (0.084)

                   --                            --                             --                            --
                   --                            --                             --                            --
 --------------------      ------------------------           --------------------      ------------------------
               (0.450)                       (0.219)                        (0.310)                       (0.116)

 --------------------      ------------------------           --------------------      ------------------------
$              11.626     $                  11.047          $              11.995     $                  10.710
 --------------------      ------------------------           --------------------      ------------------------

                9.35%                        12.69%   *                     14.95%                         8.26%   *
 --------------------      ------------------------           --------------------      ------------------------


$                 4.7     $                     1.7          $                 9.1     $                     2.4


                1.10%                         1.10%  **                      1.10%                         1.10%  **
                   --                            --                             --                            --
                1.79%                         1.65%  **                      0.65%                         0.87%  **

                79.4%                         17.9%   *                      57.5%                         18.1%   *









                2.69%                         3.58%  **                      2.00%                         3.51%  **


                0.20%                        (0.83%) **                     (0.25%)                       (1.54%) **

                       See notes to financial statements

                               COVA SERIES TRUST
                         Notes to Financial Statements
                               December 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES
Cova Series Trust (the Trust) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act). The Trust offers eighteen diversified portfolios (each, a Fund and collectively, the Funds) to its policyholders for investment, each of which operates as a distinct investment vehicle of the Trust. J.P. Morgan Investment Management Inc. manages the Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, and International Equity Portfolio. Lord Abbett & Co. manages the Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, and Developing Growth Portfolio. Van Kampen American Capital Investment Advisory Corporation manages the Money Market Portfolio, Quality Income Portfolio, Stock Index Portfolio, VKAC Growth and Income Portfolio and High Yield Portfolio. Mississippi Valley Advisors Inc. manages the Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio. Depending on the policyholder's contract, not all portfolios are available to all policyholders. The Trust commenced operations on December 11, 1989 with the Quality Income Portfolio and High Yield Portfolio. The Money Market Portfolio commenced operations on July 1, 1991. The Stock Index Portfolio commenced operations on November 1, 1991. The VKAC Growth and Income Portfolio commenced operations on May 1, 1992. The Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio and Bond Debenture Portfolio commenced operations on April 2, 1996. The Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio commenced operations on July 1, 1997. The Mid-Cap Value Portfolio, Large Cap Research Portfolio and Developing Growth Portfolio commenced operations on August 20, 1997. The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.
     A.SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. If there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined in good faith by the Board of Trustees. Domestic fixed income investments are stated at values using the mean between the most recently quoted bid and asked prices. Foreign fixed income securities are valued at their sale price as of the close of the securities exchange on which the securities are listed. If such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees are used. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Money Market Portfolio, in accordance with Rule 2a-7 of the 1940 Act, values its investments at amortized cost. Under the amortized cost method, investments are recorded at cost and any discount or premium is accreted or amortized, respectively, on a straight line basis to the maturity of the investment. Value on any given date equals original cost plus or minus accreted discount or amortized premium, respectively, to that date. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued at forward rates and are marked-to-market daily.
     B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds will maintain, in a segregated account with their custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.
     C. INVESTMENT INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.
     D. FEDERAL INCOME TAXES - It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Funds have not recorded a provision for federal income taxes. In addition, any Funds subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes. Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the Large Cap Stock, Quality Income, Stock Index and VKAC Growth and Income Portfolios, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures transactions at year end. The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 1998, the accumulated capital loss carryforwards and expiration dates by Fund were as follows: Mid-Cap Value $212,506 expiring in 2006, Large Cap Research $115,583 expiring in 2005 and 2006, Developing Growth $395,537 expiring in 2006, Small Cap Equity $37,381 expiring in 2006, Small Cap Stock $3,778,997 expiring in 2006, Money Market $77,675 expiring in 2002, 2005 and 2006, Quality Income $1,856,548 expiring in 2002, 2004 and 2005 and High Yield $148,853 expiring in 2002 and 2006. For tax purposes, the Small Cap Equity Portfolio elected to defer to its fiscal year ending December 31, 1999, $16,039 of losses recognized during the period November 1, 1998 to December 31, 1998.

                               COVA SERIES TRUST
                         Notes to Financial Statements
                               December 31, 1998

     E. DISTRIBUTION OF INCOME AND GAINS - The Funds, except the Money Market Portfolio, declare, pay and automatically reinvest dividends semi-annually from net investment income. The Money Market Portfolio declares dividends from net investment income daily and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Distributions are automatically reinvested in the Funds as additional shares.
     F. DERIVATIVES - A derivative financial instrument, in general terms, is a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Funds primarily use derivative instruments to protect against possible changes in the market value of their investments. All of the Funds' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation of investments. Upon disposition, a realized gain or loss is recognized accordingly. The primary risks associated with the use of these financial instruments for hedging purposes are the possibility of (a) an imperfect correlation between the change in market value of the hedged securities held by the Funds and the change in market value of these financial instruments, and (b) an illiquid market. As a result, the use of these financial instruments may involve, to a varying degree, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The following are brief descriptions of derivative instruments the Funds may hold.
     a. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Funds generally invest in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. Upon entering into a futures contract, the Funds are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.
     b. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Funds to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities. Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised because this loss can be greater than premium received. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

                               COVA SERIES TRUST
                         Notes to Financial Statements
                               December 31, 1998

     c. FORWARD FOREIGN CURRENCY CONTRACTS - The Quality Bond and International Equity Portfolios may enter into forward foreign currency contracts to hedge its portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.
     G. FOREIGN CURRENCY TRANSLATION - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded. The Fund does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate, and changes in the contract value of forward foreign currency contracts.
     H. REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.
     I. REVERSE REPURCHASE AGREEMENTS - The Funds may enter into reverse repurchase agreements with selected commercial banks or broker-dealers. In a reverse repurchase agreement, the Fund sells securities as collateral and agrees to repurchase them at a mutually agreed upon date and price. This practice is the equivalent of borrowing using the securities as collateral and can create leverage. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the collateral securities to be repurchased by the Fund may be delayed or limited.
2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into an investment advisory agreement with Cova Investment Advisory Corporation (the "Adviser"), pursuant to which the Adviser manages the investment operations of the Trust's affairs. The Adviser has entered into sub-advisory agreements with J.P. Morgan Investment Management Inc., Lord Abbett & Co., Van Kampen American Capital Investment Advisory Corporation, and Mississippi Valley Advisors Inc. ( the "Sub-advisers") for investment advisory services in connection with the investment or management of the portfolios of the Funds. The Adviser supervises the Sub-advisers' performance of advisory services and will make recommendations to the Board of Trustees with respect to the retention or renewal of the sub-advisory agreements. The Adviser pays the Sub-advisers and bears the cost of compensating officers of the Trust.

                               COVA SERIES TRUST
                         Notes to Financial Statements
                               December 31, 1998

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - cont.

Under the terms of the Funds' investment advisory agreement, the Funds pay the Adviser a monthly fee based on the average daily net assets as follows:

Fund                             Average DailyNet Assets        % Per Annum
---------------------------   ------------------------------    -----------
Small Cap Stock                  All                            .85%
Quality Bond                     First $75 Million              .55%
                                 Over $75 Million               .50%
Select Equity                    First $50 Million              .75%
                                 Over $50 Million               .65%
Large Cap Stock                  All                            .65%
International Equity             First $50 Million              .85%
                                 Over $50 Million               .75%
Money Market                     First $500 Million             .50%
                                 Over $500 Million              .40%
Quality Income                   First $500 Million             .50%
                                 Over $500 Million              .45%
Stock Index                      All                            .50%
VKAC Growth and Income           First $500 Million             .60%
                                 Over $500 Million              .50%
High Yield                       First $500 Million             .75%
                                 Over $500 Million              .65%
Bond Debenture                   All                            .75%
Mid-Cap Value                    All                            1%
Large Cap Research               All                            1%
Developing Growth                All                            .90%
Balanced                         All                            1%
Small Cap Equity                 All                            1%
Equity Income                    All                            1%
Growth & Income Equity           All                            1%

The Adviser has voluntarily waived its monthly advisory fee for the Money Market Portfolio. In addition, the Adviser has voluntarily waived or otherwise reimbursed the Funds for their other operating expenses, exclusive of brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceed an annual rate of 0.10% of the average daily net assets of each Fund. The Trust has entered into Custodian, Fund Accounting, and Transfer Agency Agreements with Investors Bank & Trust Company ("Investors Bank"). Cova Variable Annuity Accounts One and Five, Cova Variable Life Account One and First Cova Variable Annuity Account One are separate investment accounts offered by Cova Financial Services Life Insurance Co. and its subsidiaries, Cova Financial Life Insurance Co. and First Cova Life Insurance Co. (collectively "Cova Life"). At December 31, 1998, Cova Life owned all shares of beneficial interest of each Fund except those listed below.

                                                        Percentage of Ownership
                                --------------------------------------------------------------------------------------
                                    Cova Life              Lord Abbett & Co.          Mississippi Valley Advisors Inc.
                                ------------------- ------------------------------  ----------------------------------
Mid-Cap Value                         99.4%                      0.6%                               --
Large Cap Research                    99.0%                      1.0%                               --
Developing Growth                     99.3%                      0.7%                               --
Balanced                              73.7%                       --                               26.3%
Small Cap Equity                      56.0%                       --                               44.0%
Equity Income                         73.8%                       --                               26.2%
Growth & Income Equity                86.3%                       --                               13.7%



                               COVA SERIES TRUST
                         Notes to Financial Statements
                               December 31, 1998

3. INVESTMENT TRANSACTIONS
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 1998 were as follows:

                                                              Purchases
                              ------------------------------------------------------------------------
Portfolio:                         U.S. Government           Non-Government                     Total
                              ---------------------       ------------------------      --------------
Small Cap Stock                                $ 0              $63,482,135               $63,482,135
Quality Bond                            72,992,248               28,281,182               101,273,430
Select Equity                                    0              328,977,329               328,977,329
Large Cap Stock                            202,179               87,649,807                87,851,986
International Equity                             0               89,732,145                89,732,145
Quality Income                          18,527,841               29,342,084                47,869,925
Stock Index                                      0                2,536,865                 2,536,865
VKAC Growth and Income                           0               32,620,484                32,620,484
High Yield                                       0               20,681,531                20,681,531
Bond Debenture                          21,732,598              109,380,220               131,112,818
Mid-Cap Value                                    0               18,775,616                18,775,616
Large Cap Research                               0               15,867,286                15,867,286
Developing Growth                                0               13,880,695                13,880,695
Balanced                                   567,403                2,826,653                 3,394,056
Small Cap Equity                                 0                1,976,670                 1,976,670
Equity Income                                    0                4,799,085                 4,799,085
Growth & Income Equity                           0                8,063,170                 8,063,170

                                                                    Sales
                                  ---------------------------------------------------------------------
Portfolio:                        U.S. Government               Non-Government                    Total
-----------------------              ------------               --------------------        -----------
Small Cap Stock                               $ 0                  $41,324,464              $41,324,464
Quality Bond                           54,133,161                   18,089,214               72,222,375
Select Equity                                   0                  267,790,641              267,790,641
Large Cap Stock                                 0                   38,160,127               38,160,127
International Equity                            0                   63,193,748               63,193,748
Quality Income                         15,545,344                   42,140,675               57,686,019
Stock Index                                     0                   19,868,667               19,868,667
VKAC Growth and Income                          0                   36,809,515               36,809,515
High Yield                                      0                   22,003,349               22,003,349
Bond Debenture                         15,195,000                   52,882,993               68,077,993
Mid-Cap Value                                   0                    3,467,799                3,467,799
Large Cap Research                              0                    5,687,997                5,687,997
Developing Growth                               0                    1,357,056                1,357,056
Balanced                                        0                      825,130                  825,130
Small Cap Equity                                0                      989,214                  989,214
Equity Income                                   0                    2,142,841                2,142,841
Growth & Income Equity                          0                    2,854,546                2,854,546

At December 31, 1998, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:

                                        Federal Income          Gross Unrealized             Gross Unrealized
Portfolio:                                 Tax Cost               Appreciation                (Depreciation)
-------------------------------    ----------------------    -----------------------    ---------------------------
Small Cap Stock                          $ 70,515,516             $10,393,021                      $(6,502,209)
Quality Bond                               42,786,281                 561,810                         (127,239)
Select Equity                             177,957,664              26,402,913                       (9,579,909)
Large Cap Stock                            84,029,089              18,506,089                       (2,421,554)
International Equity                       93,961,426              14,365,881                       (5,802,220)
Money Market                                8,156,552                      --                               --
Quality Income                             37,806,111               1,591,213                         (227,603)
Stock Index                                55,319,260              46,167,988                       (1,632,052)
VKAC Growth and Income                     44,509,477               9,898,836                         (986,177)
High Yield                                 28,836,999                 779,072                       (1,265,796)
Bond Debenture                            115,932,207               3,615,100                       (3,999,551)
Mid-Cap Value                              17,107,976               1,355,083                         (983,756)
Large Cap Research                         11,313,860               1,660,695                         (207,494)
Developing Growth                          13,736,498               3,120,115                       (1,772,271)
Balanced                                    3,847,532                 415,992                         (113,312)
Small Cap Equity                            2,178,677                 344,263                         (239,545)
Equity Income                               4,317,990                 372,052                         (224,264)
Growth & Income Equity                      7,630,440               1,114,189                         (444,445)

                               COVA SERIES TRUST
                         Notes to Financial Statements
                               December 31, 1998

3. INVESTMENT TRANSACTIONS - cont.

For temporary cash management purposes, the following Funds engaged in bank borrowings for the year ended December 31, 1998, as follows:

                                           Average Daily            Weighted Average            Maximum Dollar
Portfolio                                    Borrowings              Interest Rate              Amount Borrowed
-------------------------------        ----------------------- --------------------------- ----------------------
Quality Income                               $ 319,329                       6.50%                $ 2,975,701
Stock Index                                     31,663                       6.49%                    888,199
High Yield                                       1,480                       6.42%                    391,910
International Equity                            16,443                       6.13%                  1,202,218
Bond Debenture                                  11,803                       6.50%                  2,309,143

4. FUTURES CONTRACTS
Transactions in futures contracts for the year ended December 31, 1998, were as follows:
                                                                                                              VKAC
                                            Large                 Quality                Stock             Growth and
                                          Cap Stock                Income                Index               Income
                                          Portfolio              Portfolio             Portfolio            Portfolio
                                   ------------------------- ------------------- ---------------------- ------------------
Futures Contracts
Outstanding at
December 31, 1997                             --                     35                    22                   4
   Contracts Opened                           26                    460                   158                  36
   Contracts Closed                          (14)                  (495)                 (155)                (30)
                                   ------------------------- ------------------- ---------------------- ------------------
Futures Contracts
Outstanding at
December 31, 1998                             12                     --                    25                  10
                                   ========================= =================== ====================== ==================

The futures contracts outstanding as of December 31, 1998 and the description and unrealized appreciation were as follows:

                                              Contracts        Notional Value      Unrealized Appreciation
                                          --------------     ------------------   --------------------------
Large Cap Stock Portfolio:
S & P 500 Index Futures                              12           $ 3,736,500                    $ 172,078
March 1999 - Long

Stock Index Portfolio:
S & P 500 Index Futures                              25           $ 7,784,375                    $ 309,375
March 1999 - Long

VKAC Growth and Income Portfolio:
S & P 500 Index Futures                              10           $ 3,113,750                      $87,281
March 1999 - Long



                               COVA SERIES TRUST
                         Notes to Financial Statements
                               December 31, 1998

5. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts for the Quality Bond Portfolio at December 31, 1998, were as follows:

Forward Foreign Currency
Contracts to Buy:                                                         Value at            In Exchange          Unrealized
Settlement Date                        Contracts to Receive          December 31, 1998         for U.S. $         Depreciation
------------------------------ ---------------------------------- ------------------------- ----------------- -------------------
2/12/99                        1,299,688 Deutsche Mark                           $ 782,205         $ 789,556           $(7,351)
2/12/99                        4,399,547 French Franc                              789,252           797,366            (8,114)
                                                                                                              ------------------
                                                                                                                       (15,465)
                                                                                                              ==================

Forward Foreign Currency
Contracts to Sell:                                                        Value at            In Exchange          Unrealized
Settlement Date                        Contracts to Deliver          December 31, 1998         for U.S. $         Appreciation
------------------------------ ---------------------------------- ------------------------- ----------------- -------------------
2/12/99                        1,299,688 Deutsche Mark                           $ 782,205         $ 796,231           $ 14,026
2/12/99                        4,399,547 French Franc                              789,252           809,008             19,756
                                                                                                              ------------------
                                                                                                                         33,782
                                                                                                              ==================

Open forward foreign currency contracts for the International Equity Portfolio at December 31, 1998, were as follows:

Forward Foreign Currency                                                                                           Unrealized
Contracts to Buy:                                                         Value at            In Exchange        Appreciation/
Settlement Date                        Contracts to Receive          December 31, 1998         for U.S. $        (Depreciation)
------------------------------ ---------------------------------- ------------------------- ----------------- -------------------
1/25/99                        600,000 British Pound Sterling                  $ 997,270         $ 989,340           $  7,930
1/25/99                        3,963,099 Deutsche Mark                         2,383,007         2,410,000           (26,993)
1/25/99                        345,886 New Zealand Dollar                        182,714           173,306              9,408
                                                                                                            ------------------
                                                                                                                      (9,655)
                                                                                                            ==================

Forward Foreign Currency                                                                                           Unrealized
Contracts to Sell:                                                        Value at            In Exchange        Appreciation/
Settlement Date                        Contracts to Deliver          December 31, 1998         for U.S. $        (Depreciation)
------------------------------ ---------------------------------- ------------------------- ----------------- ------------------
1/25/99                        2,578,554 Australian Dollar                     $ 1,579,815       $ 1,503,348         $ (76,467)
1/25/99                        600,000 British Pound Sterling                      997,270         1,002,318              5,048
1/25/99                        5,529,200 Deutsche Mark                           3,324,701         3,381,093             56,392
1/25/99                        625,000 Swiss Franc                                 456,743           467,115             10,372
1/25/99                        901,736 New Zealand Dollar                          476,351           443,654           (32,697)
                                                                                                              ------------------
                                                                                                                       (37,352)
                                                                                                              ==================

                               COVA SERIES TRUST
                         Notes to Financial Statements
                               December 31, 1998

6. MORTGAGE AND ASSET BACKED SECURITIES The Quality Income and Quality Bond Portfolios invest in Mortgage and Asset Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling and selling participations in the principal and interest payments received from borrowers. Most of these securities are issued by federally sponsored agencies -- Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) or Federal Home Loan Bank (FHLB). A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBSs. The Quality Income and Quality Bond Portfolios also invest in REMICs (Real Estate Mortgage Investment Conduits) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages with the most stable cash flow and the lowest prepayment risk. Asset Backed Securities are similar to MBSs but made up of pools of other assets, such as credit card receivables, which are grouped together for investment purposes. Payments of principal and interest on the securities are made from the cash flows of the group of assets.
7. SUBSEQUENT EVENT
On December 4, 1998, the Securities and Exchange Commission issued an order approving the substitution of shares of certain Trust Portfolios and The General American Capital Company Money Market Fund ("Substitute Funds") for shares of certain other Trust Portfolios ("Replaced Funds") held by Cova Life to fund certain variable contracts issued by Cova Life. Cova Life is affiliated with Conning Asset Management Company, investment advisor to The General American Capital Company Money Market Fund. On January 8, 1999, the substitutions were affected by redeeming shares of the Replaced Funds at net asset value and using the proceeds to purchase shares of the Substitute Funds at net asset value on the same date as follows:

REPLACED FUND                            SUBSTITUTE FUND
---------------------------------------- ---------------------------------------
Cova Series Trust                        Cova Series Trust
---------------------------------------- ---------------------------------------
Stock Index Portfolio                    Large Cap Stock Portfolio
Quality Income Portfolio                 Quality Bond Portfolio
High Yield Portfolio                     Bond Debenture Portfolio
VKAC Growth and Income Portfolio         Lord Abbett Growth and Income Portfolio

Cova Series Trust                        General American Capital Company
---------------------------------------- ---------------------------------------
Money Market Portfolio                   Money Market Fund

As a result of the substitution, the Replaced Funds ceased investment operations effective January 8, 1999.

OTHER INFORMATION:


YEAR 2000 ISSUE (UNAUDITED)

Like other mutual funds, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Adviser, the Sub-Advisers and other service providers, in performing their administrative functions do not properly process and calculate date related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Adviser and Sub-Advisers are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, however, there can be no guarantees that these steps will be sufficient to avoid any adverse impact to the Trust.